                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number                 811-8370

                                 MCMORGAN FUNDS
               (Exact name of Registrant as specified in charter)

                           One Bush Street, Suite 800
                             San Francisco, CA 94104
               (Address of principal executive offices) (Zip code)

                                 Teresa Matzelle
                                 Vice President
                             McMorgan & Company LLC
                           One Bush Street, Suite 800
                             San Francisco, CA 94104
                     (Name and address of agent for service)

Copies to:
Bibb L. Strench, Esq.                               Michael Hession, Esq.
Sutherland Asbill & Brennan LLP                     New York Life Investment
1275 Pennsylvania Avenue, N.W.                      Management LLC
Washington, D.C.  20004-2415                        169 Lackawanna Avenue
                                                    Parsippany, NJ 07054


Registrant's telephone number, including area code:               (800) 788-9485

Date of fiscal year end:           June 30

Date of reporting period:          June 30, 2005

                                   FORM N-CSR


Item 1.   Reports to Stockholders.


McMorgan
      Funds


A N N U A L   R E P O R T


June 30, 2005
-----------------------------------

Principal Preservation Fund

Intermediate Fixed Income Fund

Fixed Income Fund

High Yield Fund

Balanced Fund

Equity Investment Fund


The McMorgan Funds are offered by NYLIFE Distributors LLC
169 Lackawanna Avenue, Parsippany, NJ 07054.

                               [GRAPHIC OMITTED]

                            LETTER FROM THE PRESIDENT
Dear Shareholder,

During the six months ended June 30, 2005, the U.S. economy experienced a transition to a slower growth phase. Business confidence remains firm but has faded recently in the face of increasing unit labor costs, higher energy prices, and rising short-term interest rates. Capital spending, a source of strength during the last half of 2004 and earlier in this year, has slowed recently as new orders for non-defense capital goods have disappointed in recent months.

Employment growth continues to be slower than in historical periods of economic recovery. The household sector continues to be a source of strength. Retail sales remain strong, growing at approximately an 9% year-over-year rate for the twelve months ending June 30, 2005, and personal consumption expenditures growth is up approximately 6% versus a year ago. Housing starts, new home sales, and existing home sales have all remained strong despite expectations of slowing.

In the first six months of 2005, the bond market performed well despite continued Fed tightening. The Federal Open Market Committee raised federal fund rates 25 basis points at each meeting since June of last year. Since April, the Fed has moved rates up 50 basis points to 3.25%. Yields are higher on shorter maturities but lower on longer maturities as the yield curve has flattened. Investment grade credit, mortgage-backed securities and agency spreads are generally tighter.

The S&P 500 Index is on the verge of moving into positive territory (year-to-date) for the first time since March 2004 after struggling for much of the year. Earnings growth did slow during the first quarter, but once again, results significantly exceeded expectations.

This trend is not new. Over the past five quarters, earnings have exceeded expectations by around 2-5% per quarter. Margins, while high, continue to expand. Again, the commodity sectors posted outstanding growth, with earnings in the Material sector up 64% and Energy up 39%. Financials, Industrials, Health Care, and Technology all posted double-digit growth.

Our annual report for the twelve months ending June 30, 2005 that follows provides additional information about the market forces, investment decisions, and securities that affected each of the McMorgan Funds during the reporting period.

The McMorgan Funds seek to achieve superior performance through a consistent application of a disciplined investment approach. Although economic, industry, and geopolitical variables are constantly in flux, we seek to provide competitive performance for our shareholders over full market cycles. We thank you for placing your trust and confidence in us, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ Mark R. Taylor

Mark R. Taylor
President

                        MCMORGAN FUNDS ANNUAL REPORT 2005


PRINCIPAL PRESERVATION FUND


NASDAQ SYMBOL: MCPXX  |  JUNE 30, 2005


This portfolio of short-term, high-quality investments is composed of U.S. Treasury and government securities and other short-term vehicles. The Fund seeks principal preservation while providing maximum current income and maintaining liquidity. The Principal Preservation Fund is a money market fund and is appropriate for investors wishing to avoid principal fluctuations while earning interest income.

--------------------------------------------------------------------------------

Q: What factors affected the short-term bond market during the six months ended June 30, 2005?

A: During the first half of the year, the money markets continued to adjust to modestly above-trend economic growth and the gradual unwinding of the Federal Reserve's accommodative monetary policy. Although the economy appeared to be in a "stop-and-go" pattern, the overall growth trajectory has been positive. Inflation has remained modest, both domestically and on a global basis. Nevertheless, the Federal Reserve has continued on its gradual campaign of interest rate hikes. The Fed Funds target rate ended June at 3.25%, up from cyclical lows of 1%.

Q:       How did the economic environment affect the results of the portfolio?

A: Economic growth with low inflation has led to expectations of a gradual but modest increase in short-term rates. This has increased the overall yield of the portfolio, while reducing the term premium on longer maturity money market instruments. The 7-day current yield and 30-day SEC yield as of June 30, 2005 were 2.84% and 2.78% respectively.

Q: How did the Principal Preservation Fund invest during the reporting period?

A: The Fund maintained a somewhat shortened average maturity, as the flat term structure of money market rates did not fully reflect the Fed's ongoing removal of accommodative monetary conditions. The Fund continued to seek maximum current income, consistent with the preservation of capital.

Q:       Did the Fund change its asset class weightings?

A: The Fund generally invests in government securities, high quality short-dated commercial paper, and second tier commercial paper. Recently we have increased our allocation to commercial paper slightly, to increase the portfolio's yield while maintaining a relatively short maturity profile.

Q:       What do you anticipate going forward?

A: We expect the Federal Reserve to continue raising short-term interest rates at a gradual pace. However, recent monetary tightening has unwound much of the prior accommodation. Furthermore, inflation has remained mild and most financial market indicators suggest expectations for continued benign inflation. The Fed may even pause later in the year to assess the impact of recent interest rate moves. However, actual policy will depend heavily on incoming economic data and we are confident that the Fed will take appropriate action to maintain price stability if future inflationary pressures exceed current projections.

            MCMORGAN PRINCIPAL PRESERVATION FUND AS OF JUNE 30, 2005

--------------------------------------------------------------------------------
    Diversification          Credit Quality+                Maturity
--------------------------------------------------------------------------------


    Repurchase                  A-2/P-2                   91+ days 11%
   Agreenment 4%                  4%


[graphic omitted]        [graphic omitted]              [graphic omitted]


     Gov't 48%                 A-1/P-1                    1-15 days 38%
                                 48%
    Commercial                                            31-90 days 51%
    Paper 48%                 Gov't 48%
                                                          16-30 days 0%

--------------------------------------------------------------------------------



Average Annual Return For Fiscal Years Ended June 30 (%)


--------------------------------------------------------------------------------
                                         One      Three      Five      Ten
                                         Year     Years      Years    Years
--------------------------------------------------------------------------------
McMorgan Principal Preservation Fund     1.92      1.36       2.46     3.87
--------------------------------------------------------------------------------


Principal Preservation Fund--Seven-Day Current Yield (%)


[GRAPH OMITTED]

"1/31/05"         1.97
"2/28/05"         2.25
"3/31/05"         2.5
"4/30/05"         2.57
"5/31/05"         2.76
"6/30/05"         2.84

AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

+Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself.
 Ratings by Moody's.

                        MCMORGAN FUNDS ANNUAL REPORT 2005


INTERMEDIATE FIXED INCOME FUND


NASDAQ SYMBOL: MCMNX  |  JUNE 30, 2005


This Fund invests in high-quality, investment grade corporate, government and mortgage-backed bonds, seeking to deliver above-average returns consistent with maintaining liquidity and preserving capital. Unlike a money market fund, the Intermediate Fixed Income Fund does not seek a stable net asset of $1 per share and is not suitable for investors seeking consistent principal stability.

--------------------------------------------------------------------------------


Q: What factors affected the bond market during the reporting period ending June 30, 2005?

A: Over the six month period December 31, 2004 to June 30, 2005, the Federal Reserve increased the Fed Funds rate from 2.25% to 3.25%, causing short maturity interest rates to rise significantly. Many investors expected longer maturities to move higher as well. However, intermediate and longer maturity interest rates actually declined as inflation and growth expectations both moderated. Economic data for the period was mixed, with strong economic reports often followed by more sluggish data and vice versa. Slower global growth and an ongoing willingness of foreign investors to invest in U.S. bond markets also helped keep intermediate and longer maturity interest rates low.

Q: How did the Fund perform compared to its benchmark during the reporting period?

A: For the six-month period ended June 30, 2005, the Fund produced a total return of 1.30% versus 1.59% for the Lehman Brothers Intermediate Government/Credit Index. Price changes were relatively flat for most sectors of the market, with return coming mainly from coupon payments.




Q: Were there any particular holdings or sectors that enhanced or detracted from results?

A: The Fund's duration relative to the benchmark had a moderately negative impact. The duration of the portfolio was neutral to slightly below the benchmark as intermediate to longer maturity yields declined somewhat over the period.

         An initial overweight in the corporate sector, as well as an overweight in BBB's, weighed on performance. The sector was particularly volatile after the downgrades of both Ford and General Motors.

         An emphasis on mortgage-backed securities had a positive performance impact. Declining volatility, attractive yield, and a relatively narrow trading range all contributed to positive performance from the mortgage-backed sector.

           MCMORGAN INTERMEDIATE FIXED INCOME FUND AS OF JUNE 30, 2005


--------------------------------------------------------------------------------
    Diversification          Bond Quality+                Maturity
--------------------------------------------------------------------------------


    Cashc(7%)                  Baa 18%              10+ years 1%  Short Term 5%

Mortgage 27%                  Gov't 54%


[graphic omitted]        [graphic omitted]              [graphic omitted]


  Corporate 46%                 A 17%                    5-10 years 39%
                                Aa 4%
    Gov't 48%                   Aaa 7%                   1-5 years 55%


--------------------------------------------------------------------------------

Average Annual Returns* For Fiscal Years Ended June 30 (%)

-----------------------------------------------------------------------------------------------------
                                                        One      Three      Five      Ten Years or
                                                        Year     Years      Years    Life of Class
-----------------------------------------------------------------------------------------------------
McMorgan Intermediate Fixed Income Fund                 4.93       4.61       6.20       5.81
-----------------------------------------------------------------------------------------------------
McMorgan Intermediate Fixed Income Fund (Class Z)**     4.67       4.34        N/A       4.26
-----------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Gov't/Credit Index         4.80       5.09       6.87       6.35
-----------------------------------------------------------------------------------------------------


Intermediate Fixed Income Fund--Growth Of $10,000



[GRAPH OMITTED]

"6/30/95"        10000    10000
                 9995.93  9961
                 10076.8  10088.5
                 10146.8  10191.4
                 10267.1  10341.2
                 10389.2  10511.8
                 10482.1  10666.4
                 10569.5  10732.5
                 10443.1  10505
                 10386.7  10416.7
                 10369.5  10344.9
                 10353.2  10327.3
"6/30/96"        10461.2  10464.6
                 10498.5  10488.7
                 10501    10463.5
                 10641.3  10649.8
                 10834.8  10897.9
                 10976.5  11098.4
                 10915.4  10975.2
                 10952.7  10988.4
                 10960.7  11011.5
                 10882.2  10880.5
                 11008.8  11039.3
                 11104.2  11142

"6/30/97"        11208.6  11275.7
                 11456    11620.7
                 11385.7  11490.5
                 11525.1  11671
                 11687.6  11857.7
                 11673.2  11920.5
                 11778.5  12045.7
                 11937.7  12215.5
                 11921.7  12191.1
                 11953.3  12228.9
                 12003.5  12290
                 12107    12421.6
"6/30/98"        12181.9  12548.3
                 12213    12558.3
                 12442.7  12803.2
                 12706.3  13169.3
                 12630.6  13075.8
                 12659.3  13154.3
                 12698.3  13185.9
                 12763    13279.5
                 12575.7  12963.4
                 12702.2  13028.3
                 12705.8  13060.8
                 12592.7  12926.3
"6/30/99"        12577.4  12886.2
                 12546.1  12850.2
                 12527.8  12839.9
                 12654.2  12955.4
                 12674.5  12989.1
                 12704.3  12981.3
                 12659.3  12902.1
                 12598.4  12898.3
                 12703.1  13060.8
                 12813.2  13248.9
                 12758.6  13183.9
                 12776    13172.1
"6/30/00"        13018.8  13440.8
                 13105.1  13583.3
                 13227.2  13774.8
                 13384.3  13827.1
                 13417.2  13914.2
                 13626.4  14152.2
                 13905.5  14431
                 14140.2  14673.4
                 14303.6  14824.5
                 14419.6  14892.7
                 14367.8  14781
                 14431.7  14866.8

"6/ 30/01"       14499.1  14938.1
                 14803    15310.1
                 14938    15506.1
                 15192.8  15648.7
                 15350.2  16046.2
                 15071.6  15783
                 15014.8  15658.3
                 15063.9  15772.7
                 15210.6  15906.7
                 14963.4  15583.8
                 15136.4  15886.1
                 15347.7  16032.3
"6/30/02"        15366.6  16168.6
                 15558.5  16362.6
                 15702.7  16729.1
                 15935.4  17088.8
                 15864.9  16924.7
                 15877.6  16934.9
                 16201.5  17383.7
                 16198.8  17383.7
                 16478    17693.1
                 16424.2  17670.1
                 16539.8  17859.2
                 16918.8  18366.4
"6/30/03"        16871.4  18292.9
                 16328.7  17526.4
                 16373.7  17642.1
                 16834.9  18201.4
                 16640.8  17970.2
                 16667.4  18018.7
                 16808.9  18197.1
                 16931.5  18362.7
                 17104    18586.7
                 17214.7  18757.7
                 16792.8  18181.9
                 16685.6  18089.1
"6/30/04"        16762.9  18163.3
                 16912    18355.8
                 17183.5  18745
                 17234.3  18810.6
                 17356.8  18974.2
                 17233.2  18763.6
                 17364.7  18962.5
                 17390.4  19093.3
                 17298.8  18967.3
                 17193    18834.6
                 17349.3  19117.1
                 17513.7  19356.1
"6/30/05"        17589.8  19481.9

--------------------------------------------------------------------------------

This chart reflects a hypothetical investment of $10,000 with reinvestment of dividends and capital gains.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

+ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself.
  Ratings by Moody's.

*Before taxes on distributions or redemption of Fund shares.

**The Fund's inception date for Class Z shares was September 4, 2001.

                        MCMORGAN FUNDS ANNUAL REPORT 2005


FIXED INCOME FUND


NASDAQ SYMBOL: MCMFX  |  JUNE 30, 2005


This diversified portfolio invests in high-quality corporate, government and mortgage-backed bonds, with average remaining maturities of up to 30 years. The average weighted portfolio maturity is generally between 5 to 10 years. The Fund seeks above-average returns consistent with maintaining liquidity and preserving capital.


--------------------------------------------------------------------------------


Q: What factors affected the bond market during the reporting period ending June 30, 2005?

A: Over the six month period December 31, 2004 to June 30, 2005, the Federal Reserve increased the Fed Funds rate from 2.25% to 3.25%, causing short maturity interest rates to rise significantly. Many investors expected longer maturities to move higher as well. However, intermediate and longer maturity interest rates actually declined as inflation and growth expectations both moderated. Economic data for the period was mixed, with strong economic reports often followed by more sluggish data and vice versa. Slower global growth and an ongoing willingness of foreign investors to invest in U.S. bond markets also helped keep intermediate and longer maturity interest rates low.

Q: How did the Fund perform compared to its benchmark during the reporting period?

A: For the six-month period ended June 30, 2005, the Fund produced a total return of 2.39% versus 2.75% for the Lehman Brothers Government/Credit Index. Price changes were relatively minor for most sectors of the market, with return coming mainly from coupon payments.




Q: Were there any particular holdings or sectors that enhanced or detracted from results?

A: The Fund's duration relative to the benchmark had a moderately negative impact. The duration of the portfolio was neutral to slightly below the benchmark as intermediate to longer maturity yields declined somewhat over the period.

         An initial overweight in the corporate sector, as well as an overweight in BBB's, weighed on performance. The sector was particularly volatile after the downgrades of both Ford and General Motors.

         An emphasis on mortgage-backed securities had a positive performance impact. Declining volatility, attractive yield, and a relatively narrow trading range all contributed to positive performance from the mortgage-backed sector.

                 MCMORGAN FIXED INCOME FUND AS OF JUNE 30, 2005

--------------------------------------------------------------------------------
    Diversification          Bond Quality+                Maturity
--------------------------------------------------------------------------------


 Mortgage 27%                  Baa 20%                   10+ years 17%

  Cash (19%)                 Gov't 51%                    Short Term 4%


[graphic omitted]        [graphic omitted]              [graphic omitted]


  Gov't 43%                A 18%                         1-5 years 40%
                                Aa 5%
  Corporate 49%                      Aaa 6%             5-10 years 39%


--------------------------------------------------------------------------------



Average Annual Returns* For Fiscal Years Ended June 30 (%)


-----------------------------------------------------------------------------------------------------
                                                        One      Three      Five      Ten Years or
                                                        Year     Years      Years    Life of Class
-----------------------------------------------------------------------------------------------------
McMorgan Fixed Income Fund                              7.42      6.23       7.36          6.50
-----------------------------------------------------------------------------------------------------
McMorgan Fixed Income Fund (Class Z)**                  7.26      6.01       N/A           5.80
-----------------------------------------------------------------------------------------------------
Class R1***                                             7.42      N/A        N/A           4.59
-----------------------------------------------------------------------------------------------------
Class R2***                                             6.97      N/A        N/A           4.19
-----------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index                 7.26      6.41       7.71          6.90
-----------------------------------------------------------------------------------------------------


Fixed Income Fund--Growth Of $10,000

[GRAPH OMITTED]

"6/30/95"       10000    10000
                9960.77  9961
                10091.7  10088.5
                10187.9  10191.4
                10339.5  10341.2
                10503    10511.8
                10615.8  10666.4
                10694.5  10732.5
                10478.1  10505
                10388.4  10416.7
                10296.9  10344.9
                10273.9  10327.3
"6/30/96"       10416.2  10464.6
                10425.5  10488.7
                10404.2  10463.5
                10597.1  10649.8
                10851.6  10897.9
                11058.8  11098.4
                10939.2  10975.2
                10960.1  10988.4
                10971.8  11011.5
                10834.5  10880.5
                10994.2  11039.3
                11093.3  11142
"6/30/97"       11220.5  11275.7
                11575.9  11620.7
                11437.6  11490.5
                11624    11671
                11816.8  11857.7
                11845.5  11920.5
                11981.6  12045.7
                12168.8  12215.5
                12117.2  12191.1
                12158.5  12228.9
                12209    12290
                12323.7  12421.6
"6/30/98"       12422.5  12548.3
                12431.4  12558.3
                12705    12803.2
                13060.7  13169.3
                12895.9  13075.8
                12951.1  13154.3
                13002.7  13185.9
                13061.7  13279.5
                12774.5  12963.4
                12926.3  13028.3
                12910.7  13060.8
                12751.2  12926.3

"6/30/99"       12713.5  12886.2
                12673.8  12850.2
                12632.7  12839.9
                12774.5  12955.4
                12784.9  12989.1
                12805.4  12981.3
                12718.7  12902.1
                12680    12898.3
                12830.9  13060.8
                12996.5  13248.9
                12895.6  13183.9
                12867.2  13172.1
"6/30/00"       13161.8  13440.8
                13265.1  13583.3
                13441.4  13774.8
                13573.3  13827.1
                13596.5  13914.2
                13880.2  14152.2
                14187.6  14431
                14432    14673.4
                14623    14824.5
                14670.3  14892.7
                14554    14781
                14618.2  14866.8
"6/30/01"       14660.2  14938.1
                15058.5  15310.1
                15236.7  15506.1
                15425    15648.7
                15693.7  16046.2
                15323    15783
                15183.9  15658.3
                15273.2  15772.7
                15491.1  15906.7
                15103.5  15583.8
                15367.7  15886.1
                15595.1  16032.3
"6/30/02"       15658.7  16168.6
                15910.5  16362.6
                16230.3  16729.1
                16554.9  17088.8
                16369.9  16924.7
                16385.2  16934.9
                16844.2  17383.7
                16788.7  17383.7
                17183.4  17693.1
                17098.6  17670.1
                17276.6  17859.2
                17801.2  18366.4

"6/30/03"       17703.9  18292.9
                16850.8  17526.4
                16942.5  17642.1
                17570.5  18201.4
                17306.1  17970.2
                17369.4  18018.7
                17541.2  18197.1
                17746    18362.7
                17955.1  18586.7
                18121.2  18757.7
                17532.6  18181.9
                17376    18089.1
"6/30/04"       17474.6  18163.3
                17662.3  18355.8
                18048.2  18745
                18135.4  18810.6
                18289.8  18974.2
                18122.7  18763.6
                18332.6  18962.5
                18462.6  19093.3
                18311.3  18967.3
                18167.4  18834.6
                18413.3  19117.1
                18649.7  19356.1
"6/30/05"       18771.2 19481.9



This chart reflects a hypothetical investment of $10,000 with reinvestment of dividends and capital gains.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

+Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself.
 Ratings by Moody's.

*Before taxes on distributions or redemption of Fund shares.

**The Fund's inception date for Class Z shares was February 1, 2001.

***The Fund's inception date for Class R1 and R2 was January 2, 2004.

                        MCMORGAN FUNDS ANNUAL REPORT 2005


HIGH YIELD FUND


NASDAQ SYMBOL: MCMHX  |  JUNE 30, 2005


The Fund normally invests at least 80% of its net assets in high yield debt securities. The Fund invests in securities that are rated below investment grade, or that are unrated but that are considered to be of comparable quality by the advisor. The Fund will invest in securities with average remaining maturities of up to 30 years. The average weighted portfolio maturity will generally be between four and ten years. The Fund is sub-advised by Securities Investment, a division of New York Life Investment Management, LLC.

--------------------------------------------------------------------------------

Q: How did the high yield bond market perform in reporting period ending June 30, 2005?

A: Following up on a strong 9.6% return during the second half of 2004, the high yield market retrenched in the first half of 2005 returning 1.1%.

Q:       What factors affected the market during the reporting period?

A: The 2004 enthusiasm that spilled into 2005 was quickly reversed as investors became increasingly risk averse amid uncertainties regarding interest rates, oil prices, and the ability of the market to absorb the GM debt downgraded to high yield. Investors sought safety and sold lower quality assets, which increased market volatility and depressed returns. As mid year approached, the market's relatively easy transition of GM into high yield, along with continued economic growth, positive corporate earnings, and very low default rates helped subdue market volatility.

Q:       How has the Fund performed during these market conditions?

A: In the first half of 2005, the Fund generated a gross return of 0.3% return and a net return of 0.0%. This compares to a 1.1% return for its benchmark, the Lehman Brothers High Yield Index. During the year, the portfolio maintained a bullish bias, consistent with our expectations for an improving economy, declining default rates, and positive earnings trends. As a result, the fund had overweight positions in B-rated and

         CCC-rated securities. This tilt caused the Fund to under-perform in the first half when the market's broad based "flight to quality" caused higher rated bonds to outperform B & CCC-rated bonds. Going into the second half, the fund has maintained a portfolio posture that is consistent with our expectation for a shift in market sentiment back toward lower-rated securities.

Q:       What sectors helped or hurt the Fund's performance?

A: The Fund benefited from its underweight to the airline and auto industries as these two sectors continue to experience significant structural change. Exposure to two sectors. building products and general industrial, were the biggest relative detractors of fund performance.

Q:       How is the High Yield Fund positioned going forward?

A: The portfolio is positioned with a bullish bias, consistent with our positive outlook for the high yield market. We believe the economy will continue to improve and companies will continue to report positive quarterly earnings. Credit conditions should remain strong as default rates are well below historical averages. This positive credit backdrop, coupled with our cautious stance on interest rates, leads us to maintain the Fund's underweight position in BB-rated securities in favor of B-rated securities. In addition, further strengthening in CCC-rated bonds in 2005 would force us to review our portfolio weightings across rating categories.

                  MCMORGAN HIGH YIELD FUND AS OF JUNE 30, 2005


--------------------------------------------------------------------------------
    Diversification          Bond Quality+                Maturity
--------------------------------------------------------------------------------
                                                           0-3 years 6%

 Cash 4%  Preferred         Caa 18%  NR 1%                10+ years 11%
           Stocks 1%

                              Gov't 4%                    3-5 years 6%

                              B 58%

[graphic omitted]        [graphic omitted]              [graphic omitted]


  Bonds 95%                     Ca 2%                      5-10 years 77%

                               Ba 17%


--------------------------------------------------------------------------------


Average Annual Returns* For Fiscal Years Ended June 30 (%)



-----------------------------------------------------------------------------------------------------
                                                        One      Three      Five      Ten Years or
                                                        Year     Years      Years    Life of Class
-----------------------------------------------------------------------------------------------------
McMorgan High Yield Fund                                 9.94     N/A        N/A         8.56
-----------------------------------------------------------------------------------------------------
Lehman Brothers US Corp High Yield                      10.86     N/A        N/A         9.52
-----------------------------------------------------------------------------------------------------


High Yield Fund--Growth Of $10,000



[GRAPH OMITTED]


"11/03/03"        10000    10000
                  10060    10152
"12/31/03"        10391.4  10381.4
                  10567.7  10579.7
                  10446.1  10553.3
"03/31/04"        10469.5  10625
                  10433.7  10552.8
                  10261    10374.4
"06/30/04"        10422.7  10522.8
                  10564.1  10665.9
                  10792.9  10875
"09/30/04"        10913.8  11032.6
                  11170.7  11232.3
                  11330    11368.2
"12/31/04"        11461.6  11537.6
                  11436.2  11522.6
                  11616.9  11692
"03/31/05"        11274.8  11351.8
                  11086.7  11241.7
                  11270.2  11441.8
"06/30/05"        11457.4  11666



This chart reflects a hypothetical investment of $10,000 with reinvestment of dividends and capital gains.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

+ Ratings such as "Ba" refer to individual bonds, and not to the Fund itself.
  Ratings by Moody's.

*Before taxes on distributions or redemption of Fund shares.

**The Fund's inception date for Class McMorgan shares was November 3, 2003.

                        MCMORGAN FUNDS ANNUAL REPORT 2005


BALANCED FUND
NASDAQ SYMBOL: MCMBX  |  JUNE 30, 2005


This portfolio of stocks, bonds and cash focuses on capital appreciation, creating current income, and preservation of capital. This Fund is diversified among different kinds of securities, with approximately 60% of the assets invested in equities and 40% in bonds over the long term. The mix of securities will change based on existing and anticipated market conditions.



Q: How did the Balanced Fund invest during the reporting period? Were there any significant changes in asset allocation?

A: On a relative value basis, equities have been favorably valued when compared to fixed income assets since early 2003. As a result, the Fund maintained an equity allocation slightly above neutral during the entire reporting period. There were no significant changes in asset allocation during the time period.

Q: What were the most significant contributors to the Balanced Fund's equity results during the reporting period?

A: Stock selection and economic sector allocations were both positive contributors to performance during the first half of the year. The Fund's emphasis on the Energy and Utility sectors were rewarded, as these sectors posted double-digit returns in a down market. An underweight position in technology also helped, as this sector lagged. A tilt toward value companies helped performance, while a slightly lower market capitalization than the market had little effect.

Q:       How did the fixed income portion of the Fund perform?

A: For the first six months of the year, the fixed income portion of the portfolio slightly lagged the Lehman Brothers Government/Credit Index. The Fund's duration relative to the benchmark had a moderately negative impact. Durations were neutral to slightly below the benchmark as intermediate to longer maturity yields declined somewhat over the period. An emphasis on mortgage-backed securities had a positive performance impact. Declining volatility, attractive yield, and a relatively narrow trading range all contributed to positive performance from the mortgage-backed sector.

Q:       Were there any significant transactions during the reporting period?

A: There were changes made to sector allocations during the rebalancing to the new Large Cap Enhanced strategy, although the deviations between the portfolio and the index are not large. The weight within the Energy, Materials, Utilities, and Financials was increased, while the allocation to Technology, Health Care, and Industrials was reduced. The underweight in the Consumer sectors remained relatively unchanged. There were no significant changes to the fixed income portfolio.

Q:       How is the Balanced Fund positioned going forward?

A: The allocation to equities remains slightly above neutral, as our outlook for the equity market remains positive. The equity portfolio has a slight value tilt after the rebalancing to the Large Cap Enhanced strategy. The portfolio is still a large capitalization portfolio, although the weight average capitalization size decreased with the addition of some smaller companies. In fixed income, mortgage-backed securities and corporate bonds are overweight versus the index.

                   MCMORGAN BALANCED FUND AS OF JUNE 30, 2005



----------------------------------------------
    Asset Allocation          Bond Quality+
----------------------------------------------


 Gov't Short                  Baa 19%
  Terms 5%
                             A 16%
 Bonds 35%                             Gov't 55%

 Stocks 64%

[graphic omitted]        [graphic omitted]


  Cash 4%                    Aa 5%

                               Aaa 5%


----------------------------------------------


-------------------------------
Ten Largest Holdings (%)
-------------------------------
ExxonMobil Corp.           2.2
-------------------------------
General Electric Co.       1.9
-------------------------------
Johnson & Johnson          1.3
-------------------------------
Pfizer, Inc.               1.2
-------------------------------
Altria Group, Inc.         1.2
-------------------------------
Gillette Co. (The)         1.2
-------------------------------
Microsoft Corp.            1.1
-------------------------------
Nextel Comm., Inc.         1.1
-------------------------------
IBM Corp.                  1.1
-------------------------------
AT&T Corp.                 1.0
-------------------------------
Total                     13.3
-------------------------------


Average Annual Returns* For Fiscal Years Ended June 30 (%)



-----------------------------------------------------------------------------------------------------
                                                        One      Three      Five         Since
                                                        Year     Years      Years       Inception
-----------------------------------------------------------------------------------------------------
McMorgan Balanced Fund                                  6.65     6.40       1.12          8.20
-----------------------------------------------------------------------------------------------------
McMorgan Balanced Fund (Class Z)**                      6.40     6.12        N/A          0.61
-----------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index                 7.26     6.41       7.71          6.90
-----------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                             6.32     8.28      -2.37          9.94
-----------------------------------------------------------------------------------------------------

Balanced Fund--Growth Of $10,000

[GRAPH OMITTED]


"6/30/95"        10000    10000    10000
                 10176.2  9961     10334
                 10246.7  10088.5  10358.8
                 10561.3  10191.4  10793.9
                 10579.1  10341.2  10756.1
                 10916.6  10511.8  11229.4
                 11057.6  10666.4  11439.3
                 11346.9  10732.5  11832.9
                 11346.9  10505    11946.5
                 11350.8  10416.7  12061.1
                 11432.7  10344.9  12238.4
                 11587.3  10327.3  12554.2
"6/30/96"        11686.5  10464.6  12605.7
                 11429.8  10488.7  12043.5
                 11530.6  10463.5  12298.8
                 11999.7  10649.8  12991.2
                 12368.9  10897.9  13348.5
                 13079.7  11098.4  14361.6
                 12855.3  10975.2  14084.4
                 13396    10988.4  14959.1
                 13414.6  11011.5  15078.7
                 13063    10880.5  14451.5
                 13569.4  11039.3  15314.2
                 14075.8  11142    16254.5
"6/30/97"        14450.3  11275.7  16977.8
                 15479.8  11620.7  18327.6
                 14988.7  11490.5  17310.4
                 15599.2  11671    18253.8
                 15399.5  11857.7  17653.3
                 15741.9  11920.5  18463.5
                 15896.7  12045.7  18773.7
                 16165.3  12215.5  18985.9
                 16750.5  12191.1  20351
                 17130.9  12228.9  21395
                 17352.7  12290    21617.5
                 17198.4  12421.6  21241.3
"6/30/98"        17594.6  12548.3  22103.7
                 17614    12558.3  21869.4
                 16322.6  12803.2  18711.5
                 17132.2  13169.3  19916.5
                 17924.2  13075.8  21529.7
                 18647.8  13154.3  22834.4
                 19175.4  13185.9  24163.4
                 19551.4  13279.5  25163.8
                 19017.1  12963.4  24381.2
                 19329.7  13028.3  25361.3
                 19836.8  13060.8  26327.6
                 19518.7  12926.3  25719.4
"6/30/99"        20163.3  12886.2  27126.2
                 19883.1  12850.2  26288
                 19853.1  12839.9  26169.8
                 19531.8  12955.4  25444.8
                 20065.7  12989.1  27063.1
                 20247    12981.3  27612.5
                 20525.6  12902.1  29238.9
                 20113.2  12898.3  27771.1
                 19742.1  13060.8  27246.2
                 20953.8  13248.9  29910.9
                 20570.2  13183.9  29011.2
                 20414.7  13172.1  28404.9
"6/30/00"        20802.9  13440.8  29112.1
                 20740.3  13583.3  28657.1
                 21658.9  13774.8  30425.3
                 20949.5  13827.1  28818.8
                 21264.8  13914.2  28696.9
                 20444.9  14152.2  26434.7
                 20670.7  14431    26564
                 21352.4  14673.4  27506.2
                 20274.9  14824.5  24998.2
                 19620.4  14892.7  23414.6
                 20472    14781    25234.1
                 20494.1  14866.8  25403.2

"6/30/01"        20211.7  14938.1  24785.1
                 20312    15310.1  24541.2
                 19744    15506.1  23004.9
                 19030.2  15648.7  21147.8
                 19467.8  16046.2  21551.3
                 20129.9  15783    23204.5
                 20022.9  15658.3  23408
                 19697.7  15772.7  23066.2
                 19500.2  15906.7  22621.5
                 19747.6  15583.8  23472.3
                 19057.8  15886.1  22049.2
                 19186.4  16032.3  21886
"6/30/02"        18260.8  16168.6  20327.3
                 17683.9  16362.6  18741.8
                 17848.8  16729.1  18864.7
                 16600.5  17088.8  16814.5
                 17419.3  16924.7  18294.3
                 18095.6  16934.9  19370.9
                 17629.8  17383.7  18233.1
                 17366.3  17383.7  17755.6
                 17342.4  17693.1  17489.2
                 17274.6  17670.1  17659.1
                 18119    17859.2  19113.6
                 18746.3  18366.4  20120.5
"6/30/03"        18837.8  18292.9  20377.1
                 18740.7  17526.4  20736.3
                 18898.5  17642.1  21140.7
                 18983.9  18201.4  20916.4
                 19594.7  17970.2  22099.4
                 19729.1  18018.7  22293.7
                 20520.5  18197.1  23463
                 20717.2  18362.7  23893.5
                 20877    18586.7  24225.4
                 20705.8  18757.7  23860.1
                 20212.3  18181.9  23485.5
                 20360.3  18089.1  23807.7
"6/30/04"        20626.6  18163.3  24270.8
                 20242.3  18355.8  23467.4
                 20415.8  18745    23561.3
                 20537.7  18810.6  23815.7
                 20786.8  18974.2  24180.1
                 21210.2  18763.6  25159.4
                 21778.5  18962.5  26017.3
                 21514.9  19093.3  25383.3
                 21753.4  18967.3  25917.3
                 21446.9  18834.6  25458.3
                 21182.2  19117.1  24975.7
                 21787.3  19356.1  25770.4
"6/30/05"        21998.2 19481.9 25807


This chart reflects a hypothetical investment of $10,000 with reinvestment of dividends and capital gains. .

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

+ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself.
  Ratings by Moody's.

*Before taxes on distributions or redemption of Fund shares.

**The Fund's inception date for Class Z shares was January 25, 2001.

                        MCMORGAN FUNDS ANNUAL REPORT 2005


EQUITY INVESTMENT FUND


NASDAQ SYMBOL: MCMEX  |  JUNE 30, 2005


This portfolio of high-quality stocks focuses on selecting companies that demonstrate strong management, sustained earnings, growth potential, and the ability to pay above-average dividends. Since the Equity Investment Fund is comprised primarily of stocks, it assumes greater risk but also enjoys greater potential for capital growth and appreciation over the long term. The portfolio is well diversified among common stocks of U.S. companies.

--------------------------------------------------------------------------------

Q: What factors affected the stock market during the reporting period ending June 30th, 2005?

A: The equity market traded sideways within a narrow band for the first half of the year, with the S&P 500 down less than 1%. The market reacted to a stop-and-go economy, where good news was often followed by sluggish data and vice versa. Earnings continue to exceed expectations, but the rate of growth is decelerating as the profit cycle lengthens. Investors remain concerned about the twin headwinds of steadily rising short term interest rates and higher oil prices.

Q:       How did corporate earnings fare during the period?

A: Corporate earnings exceeded expectations during the first half of the year, continuing a multi-year trend. The first quarter was particularly strong with both sales and earnings growth exceeding 10%. Profit levels remain near 40 year highs when measured as a percent of GDP, leading to strong cash flows. As a result, debt levels are low, cash levels are high, and corporate balance sheets are strong. Energy companies continue to lead the way with very strong earnings performance, but other cyclical areas like Industrials and Materials are also posting strong levels of growth. The rate of growth is expected to decelerate with profit levels high, but earnings are expected to continue to inch higher.

Q:       Why did the Fund exceed its benchmark over the reporting period?

A: Stock selection and economic sector allocations were both positive contributors to performance during the first half of the year. The Fund's emphasis on the Energy and Utility sectors was rewarded, as these sectors posted double-digit returns in a down market. An underweight position in technology also helped, as this sector lagged. A tilt toward value companies helped performance, while a slightly lower market capitalization than the market had little effect.

Q: Were there any significant shifts in sector allocation during the reporting period?

A: There were changes made to sector allocations during the rebalancing to the new Large Cap Enhanced strategy, although the deviations between the portfolio and the index are not large. The weight within the Energy, Materials, Utilities, and Financials was increased, while the allocation to Technology, Health Care, and Industrials was reduced. The underweight in the Consumer sectors remained relatively unchanged.

Q: How was the Equity Investment Fund positioned at the end of the reporting period?

A: The overall portfolio has a slight value tilt after the rebalancing to the Large Cap Enhanced strategy. The portfolio is still a large capitalization portfolio, although the weighted average market capitalization is now slightly lower than the index, as a number of smaller companies have been added to the portfolio. Energy, Utilities, Telecommunications, and Financials are emphasized, while Technology, Health Care, Industrials, and the Consumer sectors are underweight relative to the index.

               MCMORGAN EQUITY INVESTMENT FUND AS OF JUNE 30, 2005

----------------------------------       ----------------------------------     ------------------------------------------
Ten Largest Holdings (%)                 Stock Weightings (%)                   Portfolio Characteristics
----------------------------------       ----------------------------------     ------------------------------------------
ExxonMobil Corp.               3.4       Financials                    21.5     P/E Ratio (Trailing)            14.69
----------------------------------       ----------------------------------     ------------------------------------------
General Electric Co.           2.9       Information Technology        14.1     Historical Beta                 .98
----------------------------------       ----------------------------------     ------------------------------------------
Johnson & Johnson              1.9       Health Care                   12.4     Market Weighted Capitalization  $81.7 bil
----------------------------------       ----------------------------------     ------------------------------------------
Pfizer, Inc.                   1.9       Industrials                    9.1     Number of Issues                451
----------------------------------       ----------------------------------     ------------------------------------------
Altria Group, Inc.             1.8       Consumer Staples               7.4
----------------------------------       ----------------------------------
Gillette Co. (The)             1.8       Energy                        10.3
----------------------------------       ----------------------------------
Microsoft Corp.                1.7       Consumer Discretionary         9.9
----------------------------------       ----------------------------------
Nextel Comm., Inc.             1.6       Materials                      3.8
----------------------------------       ----------------------------------
IBM Corp.                      1.6       Telecommunication Services     4.8
----------------------------------       ----------------------------------
AT&T Corp.                     1.6       Utilities                      6.0
----------------------------------       ----------------------------------
Total                         20.2       Capital Markets                0.6
----------------------------------       ----------------------------------
                                         Other                          0.1
                                         ----------------------------------
                                         Total                        100.0
                                         ----------------------------------



Average Annual Returns* For Fiscal Years Ended June 30 (%)


-----------------------------------------------------------------------------------------------------
                                                        One      Three      Five      Ten Years or
                                                        Year     Years      Years    Life of Class
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
McMorgan Equity Investment Fund                         6.60     5.62      -3.85          8.46
-----------------------------------------------------------------------------------------------------
McMorgan Equity Investment Fund (Class Z)**             6.38     5.36       N/A          -4.20
-----------------------------------------------------------------------------------------------------
Standard & Poor's 500                                   6.32     8.28      -2.37          9.94
-----------------------------------------------------------------------------------------------------

Equity Investment Fund--Growth Of $10,000



[GRAPH OMITTED]

"6/30/95"        10000    10000
                 10310    10334
                 10326.5  10358.8
                 10772.6  10793.9
                 10697    10756.1
                 11142.3  11229.4
                 11321.4  11439.3
                 11744.8  11832.9
                 11939.5  11946.5
                 12021.8  12061.1
                 12268    12238.4
                 12582.1  12554.2
"6/30/96"        12652.9  12605.7
                 12158.8  12043.5
                 12388.8  12298.8
                 13073.6  12991.2
                 13535.6  13348.5
                 14656.5  14361.6
                 14356    14084.4
                 15327.3  14959.1
                 15327.3  15078.7
                 14791.1  14451.5
                 15592.7  15314.2
                 16471.9  16254.5
"6/30/97"        17041.2   16977.8
                 18787.7  18327.6
                 18000.9  17310.4
                 18999.1  18253.8
                 18366.3  17653.3
                 19051.1  18463.5
                 19213.5  18773.7
                 19527.2  18985.9
                 20764.5  20351
                 21498.5  21395
                 21908.9  21617.5
                 21454.8  21241.3
"6/30/98"        22135.4  22103.7
                 22144.2  21869.4
                 19203.3  18711.5
                 20414.2  19916.5
                 22097.8  21529.7
                 23527.2  22834.4
                 24547.4  24163.4
                 25228.1  25163.8
                 24432.5  24381.2
                 24949.6  25361.3
                 26065.6  26327.6
                 25543    25719.4
"6/30/99"        26939.8  27126.2
                 26460.8  26288
                 26425.3  26169.8
                 25508.1  25444.8
                 26574.6  27063.1
                 26805.7  27612.5
                 27380    29238.9
                 26564.5  27771.1
                 25540.7  27246.2
                 27971.7  29910.9
                 27300.1  29011.2
                 26982.4  28404.9

"6/30/00"        27424.4  29112.1
                 27160.8  28657.1
                 28897    30425.3
                 27137.8  28818.8
                 27638.6  28696.9
                 25562.3  26434.7
                 25630.4  26564
                 26710.9  27506.2
                 24306.6  24998.2
                 22926.4  23414.6
                 24672.8  25234.1
                 24653.2  25403.2
"6/30/01"        24011.5  24785.1
                 23796.5  24541.2
                 22477.2  23004.9
                 20902.9  21147.8
                 21451.4  21551.3
                 23018.6  23204.5
                 22922.7  23408
                 22232.9  23066.2
                 21663.1  22621.5
                 22462.2  23472.3
                 20899.3  22049.2
                 20919.3  21886
"6/30/02"        19128.8  20327.3
                 17873.6  18741.8
                 17913.8  18864.7
                 15552.9  16814.5
                 17014.5  18294.3
                 18082.9  19370.9
                 17010.6  18233.1
                 16646.3  17755.6
                 16332.6  17489.2
                 16281.6  17659.1
                 17520.8  19113.6
                 18170.8  20120.5
"6/30/03"        18366    20377.1
                 18691.8  20736.3
                 18864.9  21140.7
                 18649.9  20916.4
                 19701.4  22099.4
                 19885.1  22293.7
                 20997.7  23463
                 21202.4  23893.5
                 21325.2  24225.4
                 20945.2  23860.1
                 20514.7  23485.5
                 20812    23807.7
"6/30/04"        21141.7  24270.8
                 20463.7  23467.4
                 20494.5  23561.3
                 20643.3  23815.7
                 20921.2  24180.1
                 21693    25159.4
                 22426.4  26017.3
                 21950.8  25383.3
                 22447.1  25917.3
                 22066.2  25458.3
                 21485.8  24975.7
                 22294.3  25770.4
"6/30/05"        22537.2  25807





This chart reflects a hypothetical investment of $10,000 with reinvestment of dividends and capital gains.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

* Before taxes on distributions or redemption of Fund shares.

**The Fund's inception date for Class Z shares was February 1, 2001.

                        MCMORGAN FUNDS ANNUAL REPORT 2005


Cost in Dollars of a $1,000 Investment in McMorgan Funds

--------------------------------------------------------------------------------

The example to the right is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you do not incur transaction costs such as redemption fees, exchange fees, and sales charges (loads) on purchase payments. However, as a shareholder of the Fund, you will incur certian ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire six month period from January 1, 2005, to June 30, 2005.

The example illustrates your Fund's ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table to the right provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table to the right provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs. While other mutual funds may charge such fees, please note that the Funds do not charge transaction fees such as redemption fees, exchange fees and sales charges (loads) on purchase payments.

                          MCMORGAN FUNDS ANNUAL REPORT


                                      Based on Actual Returns
                                           and Expenses            Based on Hypothetical 5%
                         Beginning    Ending                         Return and Expenses
                         Account      Account
                          Value        Value    Expenses Paid  Ending Account       Expenses Paid
Share Class++            1/1/05      6/30/05   During Period   Value 6/30/05       During Period
---------------------------------------------------------------------------------------------------
Principal Preservation Fund
---------------------------------------------------------------------------------------------------
McMorgan Class Shares     $1,000     $1,012.10       $  1.50       $  1,023.50          $  1.51
---------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund
---------------------------------------------------------------------------------------------------
McMorgan Class Shares     $1,000     $1,013.00       $  2.50       $  1,022.50          $  2.51
---------------------------------------------------------------------------------------------------
Z Class Shares            $1,000     $1,010.70       $  3.74       $  1,021.25          $  3.76
---------------------------------------------------------------------------------------------------
Fixed Income Fund
---------------------------------------------------------------------------------------------------
McMorgan Class Shares     $1,000     $1,023.90       $  2.51       $  1,022.50          $  2.51
---------------------------------------------------------------------------------------------------
Z Class Shares            $1,000     $1,023.60       $  3.76       $  1,021.25          $  3.76
---------------------------------------------------------------------------------------------------
R1 Class Shares           $1,000     $1,024.40       $  2.51       $  1,022.45          $  2.51
---------------------------------------------------------------------------------------------------
R2 Class Shares           $1,000     $1,021.40       $  3.76       $  1,021.20          $  3.76
---------------------------------------------------------------------------------------------------
High Yield Fund
---------------------------------------------------------------------------------------------------
McMorgan Class Shares     $1,000      $ 999.70        $  3.72       $  1,021.25          $  3.76
---------------------------------------------------------------------------------------------------
Balanced Fund
---------------------------------------------------------------------------------------------------
McMorgan Class Shares     $1,000     $1,010.10       $  2.99       $  1,022.00          $  3.01
---------------------------------------------------------------------------------------------------
Z Class Shares            $1,000     $1,008.90       $  4.23       $  1,020.75          $  4.26
---------------------------------------------------------------------------------------------------
Equity Investment Fund
---------------------------------------------------------------------------------------------------
McMorgan Class Shares     $1,000     $1,004.90       $  3.73       $  1,021.25          $  3.76
---------------------------------------------------------------------------------------------------
Z Class Shares            $1,000      $ 999.10       $  4.96       $  1,020.00          $  5.01
---------------------------------------------------------------------------------------------------

++Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

Principal Preservation Fund


Portfolio of Investments
June 30, 2005

FIXED INCOME SECURITIES 100.0%
U.S. GOVERNMENT AGENCY NOTES  48.0%


                                                        PRINCIPAL     AMORTIZED
                                                          AMOUNT         COST
                                                        ------------------------
Federal Home Loan Mortgage
 Corporation (Discount Notes) - 9.7%
 2.80%, due 7/5/05 .................................    $2,300,000   $ 2,299,285
 2.94%, due 7/5/05 .................................     4,000,000     3,998,693
 3.21%, due 12/12/05 ...............................     2,000,000     1,970,753
 3.30%, due 9/20/05 ................................     6,000,000     5,955,450
                                                                     -----------
                                                                      14,224,181
                                                                     -----------
Federal National Mortgage
 Association (Discount Notes) - 38.3%
 2.71%, due 7/6/05 .................................     8,000,000     7,996,989
 2.73%, due 7/6/05 .................................     3,000,000     2,998,863
 2.74%, due 7/11/05 ................................     6,000,000     5,995,400
 2.84%, due 8/3/05 .................................     4,000,000     3,989,605
 2.87%, due 8/10/05 ................................     5,000,000     4,984,056
 2.95%, due 8/8/05 .................................     4,000,000     3,987,544
 2.96%, due 8/10/05 ................................     4,500,000     4,485,200
 3.02%, due 8/8/05 .................................     2,190,000     2,183,019
 3.03%, due 8/10/05 ................................     4,000,000     3,986,533
 3.06%, due 7/1/05 .................................     4,785,000     4,785,000
 3.20%, due 9/21/05 ................................     4,000,000     3,970,844
 3.21%, due 8/10/05 ................................     3,175,000     3,163,676
 3.29%, due 11/1/05 ................................     4,000,000     3,955,037
                                                                     -----------
                                                                      56,481,766
                                                                     -----------
Total U.S. Government Agency Notes
 (Cost $70,705,947) ................................                  70,705,947
                                                                     -----------
Commercial Paper - 48.2%
BHP Billiton Finance USA Lt.
 3.18%, due 8/8/05 (a) .............................     6,000,000     5,979,860
Cendant Corp.
 3.33%, due 8/16/05 (a) ............................     1,350,000     1,344,256
CIT Group, Inc.
 3.15%, due 8/1/05 .................................     5,550,000     5,534,945
Credit Suisse First Boston
 3.28%, due 9/12/05 (a) ............................     3,400,000     3,377,386
DaimlerChrysler NA Holdings
 3.23%, due 7/6/05 .................................     1,350,000     1,349,394
Danske Corp.
 3.05%, due 7/8/05 .................................     6,000,000     5,996,442
Dow Jones & Co., Inc.
 3.12%, due 7/5/05 (a) .............................     3,500,000     3,498,787
General Electric Capital Corp.
 3.42%, due 10/25/05 ...............................     4,500,000     4,450,410
International Lease Finance Corp.
 3.43%, due 10/25/05 ...............................     6,000,000     5,933,687


                                                       PRINCIPAL      AMORTIZED
                                                         AMOUNT         COST
                                                       -------------------------
Commercial Paper (continued)
Jefferson-Pilot Corp.
 3.31%, due 7/11/05 (a) ...........................    $2,450,000   $  2,447,747
Kellogg Co.
 3.26%, due 8/15/05 (a) ...........................     1,350,000      1,344,499
Monsanto Co.
 3.20%, due 7/7/05  (a) ...........................     1,260,000      1,259,328
Nestle Capital Corp.
 2.97%, due 7/1/05  (a) ...........................     6,000,000      6,000,000
New York Times Co.
 3.39%, due 9/19/05 ...............................     4,750,000      4,714,217
Royal Bank of Scotland
 3.26%, due 8/15/05 ...............................     2,165,000      2,156,178
Sanofi-Aventis
 3.29%, due 8/3/05 (a) ............................     3,500,000      3,489,444
Societe Generale North America
 3.12%, due 8/9/05 ................................     4,700,000      4,684,114
Time Warner Cable, Inc.
 3.16%, due 7/6/05  (a) ...........................     1,350,000      1,349,407
Verizon Network Funding
 3.30%, due 8/9/05 ................................     6,000,000      5,978,550
                                                                    ------------
Total Commercial Paper
 (Cost $70,888,651) ...............................                   70,888,651
                                                                    ------------
REPURCHASE AGREEMENT - 3.8%
Bank of America Corp.
 3.29%, due 7/1/05 (b) ............................     5,540,000      5,540,000
                                                                    ------------
Total Repurchase Agreement
 (Cost $5,540,000) ................................                    5,540,000
                                                                    ------------
Total Fixed Income Securities
 (Cost $147,134,598)(c) ...........................         100.0%   147,134,598
Cash and Other Assets,
 Less Liabilities .................................           0.0(d)      80,364
                                                       ----------   ------------
Net Assets ........................................         100.0%  $147,214,962
                                                       ==========   ============

 (a) May be sold to institutional investors only. The total market value of these securities at June 30, 2005 is $20,621,410, which represents 14.0% of the Fund's net assets.
         (b) Collateralized by Federal National Mortgage Association $5,700,000 par value, 0.78%, due 9/14/05, value $5,655,084.
                   (c) At June 30, 2005, cost is identical for book and federal income tax purposes.
                                          (d) Less than one tenth of a percent.




See accompanying notes to financial statements.         16

                                                                 MCMORGAN FUNDS



PRINCIPAL PRESERVATION FUND



Statement of Assets and Liabilities
JUNE 30, 2005

ASSETS:
 Investments in securities at value
   (cost $147,134,598) ..........................................   $147,134,598
 Cash-interest bearing accounts .................................          2,406
 Receivable for securities sold .................................        249,291
 Receivable from Advisor, net ...................................            519
 Interest receivable ............................................            440
 Other assets ...................................................         40,799
                                                                    ------------
    Total assets ................................................    147,428,053
                                                                    ------------
LIABILITIES:
 Fund shares redeemed ...........................................        177,636
 Transfer agent fees payable ....................................         13,025
 Administration fees payable ....................................          5,938
 Accounting fees payable ........................................          3,788
 Distributions payable ..........................................          4,453
 Accrued expenses ...............................................          8,251
                                                                    ------------
    Total liabilities ...........................................        213,091
                                                                    ------------
Net Assets ......................................................   $147,214,962
                                                                    ============
NET ASSETS CONSIST OF:
 Capital paid-in ................................................   $147,214,962
                                                                    ------------
                                                                    $147,214,962
                                                                    ============
Net Assets:
 Class McMorgan .................................................   $147,214,962
                                                                    ============
Shares Outstanding:
 Class McMorgan .................................................    147,232,499
                                                                    ============
Net asset value and redemption price per share:
 Class McMorgan .................................................   $       1.00
                                                                    ============

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2005


INVESTMENT INCOME:
 Interest                                                             $3,094,832
                                                                      ----------
Expenses:
 Investment advisory fees (Note F) ................................      351,579
 Administration fees ..............................................       71,285
 Transfer agent fees ..............................................       53,093
 Accounting fees ..................................................       45,281
 Trustees fees ....................................................       35,964
 Legal fees .......................................................       32,624
 Insurance fees ...................................................       26,077
 Registration expenses ............................................       22,033
 Custodian fees ...................................................       20,226
 Report to shareholder expense ....................................       20,210
 Auditing fees ....................................................       12,000
 Miscellaneous expenses ...........................................        3,454
                                                                      ----------
    Total expenses ................................................      693,826
 Expenses reimbursed (Note F) .....................................     (271,924)
                                                                      ----------
    Net expenses ..................................................      421,902
                                                                      ----------
Net investment income .............................................    2,672,930
                                                                      ----------
Increase in net assets from operations ............................   $2,672,930
                                                                      ==========



See accompanying notes to financial statements.         17

PRINCIPAL PRESERVATION FUND



Statement of Changes in Net Assets


                                                      FOR THE         FOR THE
                                                    YEAR ENDED       YEAR ENDED
                                                     06/30/05         06/30/04
                                                   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income ........................    $   2,672,930   $   1,294,610
 Net realized gain on investments .............               --          12,503
                                                   -------------   -------------
 Increase in net assets .......................        2,672,930       1,307,113
                                                   -------------   -------------

Dividends and distributions to shareholders:
 From net investment income ...................       (2,672,930)     (1,294,610)
 From capital gains ...........................          (12,238)           (733)
                                                   -------------   -------------
 Total dividends and distributions to
   shareholders................................       (2,685,168)     (1,295,343)
                                                   -------------   -------------

Capital share transactions
 Net proceeds from sale of shares .............      141,679,503     263,633,884
 Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions.................        2,623,491       1,264,289
                                                   -------------   -------------
                                                     144,302,994     264,898,173
 Cost of shares redeemed ......................     (130,458,113)   (291,677,945)
                                                   -------------   -------------
 Increase (decrease) in net assets derived
   from capital share transactions.............       13,844,881     (26,779,772)
                                                   -------------   -------------
 Total increase (decrease) in net assets ......       13,832,643     (26,768,002)
Net Assets:
 Beginning of year ............................      133,382,319     160,150,321
                                                   -------------   -------------
 End of year ..................................    $ 147,214,962   $ 133,382,319
                                                   =============   =============



See accompanying notes to financial statements.         18

                                                                  MCMORGAN FUNDS

PRINCIPAL PRESERVATION FUND




Financial Highlights


   The tables below set forth financial data for a share of beneficial interest outstanding throughout each year presented.


                                                                                                 CLASS MCMORGAN
                                                                                               YEAR ENDED JUNE 30,
                                                                             ------------------------------------------------------
                                                                               2005       2004        2003        2002       2001
                                                                             --------   --------    --------    --------   --------
Net asset value, beginning of year.......................................    $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
                                                                             --------   --------    --------    --------   --------
 Income from investment operations:
 Net investment income...................................................        0.02       0.01        0.01        0.02       0.06
 Net realized and unrealized gain on
   investments...........................................................          --       0.00(a)     0.00(a)       --         --
                                                                             --------   --------    --------    --------   --------
    Total from investment operations.....................................        0.02       0.01        0.01        0.02       0.06
                                                                             --------   --------    --------    --------   --------
 Less dividends and distributions:
 From net investment income..............................................       (0.02)     (0.01)      (0.01)      (0.02)     (0.06)
 From capital gains......................................................       (0.00)(a)  (0.00)(a)   (0.00)(a)      --         --
                                                                             --------   --------    --------    --------   --------
    Total dividends and distributions....................................       (0.02)     (0.01)      (0.01)      (0.02)     (0.06)
                                                                             --------   --------    --------    --------   --------
Net asset value, end of year.............................................    $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
                                                                             ========   ========    ========    ========   ========
Total return.............................................................        1.92%      0.87%       1.30%       2.41%      5.88%
Ratios/Supplemental Data
 Net assets, end of year (in 000's)......................................    $147,215   $133,382    $160,150    $141,127   $110,401
 Ratio of expenses to average net assets before
   reimbursement and recovery of expenses
   by Advisor............................................................        0.49%      0.46%       0.43%       0.47%      0.49%
 Ratio of expenses to average net assets after reimbursement of
   expenses by Advisor...................................................        0.30%      0.30%       0.30%       0.30%      0.30%
 Ratio of net investment income to average net assets before
   reimbursement of expenses by Advisor..................................        1.71%      0.70%       1.15%       2.16%      5.47%
 Ratio of net investment income to average net assets after reimbursement
   of expenses by Advisor................................................        1.90%      0.86%       1.28%       2.33%      5.66%

(a) Less than one cent per share.


See accompanying notes to financial statements.         19

INTERMEDIATE FIXED INCOME FUND


Portfolio of Investments
JUNE 30, 2005
Fixed Income Securities 94.9%
Corporate Asset-Backed 4.6%


                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                         -----------------------
Financials - 4.6%
Accredited Mortgage Loan Trust
 Series 2005-2 Class A2A
 3.41%, due 7/25/35 .................................    $1,619,386   $1,618,889
Merrill Lynch Mortgage Investors, Inc.
 Series 2005-WMC2 Class A2A
 3.19%, due 4/25/36 .................................       985,350      985,332
Novastar Home Equity Loan
 Series 2005-2 Class A2A
 3.18%, due 6/25/35 .................................     2,625,000    2,624,951
Soundview Home Equity Loan Trust
 Series 2005-2 Class A1
 3.054%, due 7/25/35 ................................     2,200,629    2,199,938
                                                                      ----------
                                                                       7,429,110
                                                                      ----------
Total Corporate Asset-Backed
 (Cost $7,430,365) ..................................                  7,429,110
                                                                      ----------
Corporate Bonds 41.5%
Consumer Discretionary - 5.1%
Cox Communications, Inc.
 7.75%, due 11/1/10 .................................     1,605,000    1,817,277
DaimlerChrysler North America
 Holdings, Inc.
 4.875%, due 6/15/10 ................................       295,000      293,644
 6.50%, due 11/15/13 ................................       880,000      952,343
Tele-Communications, Inc.
 9.80%, due 2/1/12 ..................................     2,030,000    2,585,607
Time Warner, Inc.
 9.125%, due 1/15/13 ................................     1,220,000    1,541,657
Viacom, Inc.
 7.70%, due 7/30/10 .................................     1,005,000    1,121,685
                                                                      ----------
                                                                       8,312,213
                                                                      ----------
Consumer Staples - 0.3%
Safeway, Inc.
 4.95%, due 8/16/10 .................................       420,000      422,402
                                                                      ----------
Energy - 0.9%
Kinder Morgan Inc.
 6.50%, due 9/1/12 ..................................     1,335,000    1,470,567
                                                                      ----------
Financials - 27.2%
Aegon N. V.
 4.75%, due 6/1/13 ..................................     1,535,000    1,542,204
American General Finance Corp.
 Series I
 3.875%, due 10/1/09 ................................     1,395,000    1,362,497
 4.875%, due 5/15/10 ................................       360,000      363,490
Bank One Corp.
 5.90%, due 11/15/11 ................................     1,970,000    2,124,671


                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                         -----------------------
Financials (continued)
Bank of America Corp.
 5.875%, due 2/15/09 ................................    $1,770,000   $1,870,702
Capital One Bank
 6.50%, due 6/13/13 .................................       315,000      346,574
Capital One Financial Corp.
 6.25%, due 11/15/13 ................................       535,000      579,566
Caterpiller Financial Services Corp.
 4.30%, due 6/1/10 ..................................       880,000      881,148
CIT Group, Inc.
 5.75%, due 9/25/07 .................................     2,720,000    2,805,174
Citigroup, Inc.
 5.625%, due 8/27/12 ................................     1,590,000    1,698,325
EOP Operating LP
 6.763%, due 6/15/07 ................................       520,000      543,038
 8.10%, due 8/1/10 ..................................       895,000    1,031,371
Ford Motor Credit Co.
 7.375%, due 10/28/09 ...............................     2,660,000    2,599,317
General Electric Capital Corp. Series A
 3.45%, due 7/16/07 .................................     4,295,000    4,238,851
General Motors Acceptance Corp.
 7.75%, due 1/19/10 .................................     1,205,000    1,177,941
 6.875%, due 9/15/11 ................................       220,000      203,079
Genworth Financial, Inc.
 4.75%, due 6/15/09 .................................       630,000      641,268
Goldman Sachs Group, Inc. (The)
 4.50%, due 6/15/10 .................................       385,000      386,243
 6.875%, due 1/15/11 ................................       895,000      997,954
HSBC Finance Corp.
 5.875%, due 2/1/09 .................................       945,000      991,969
 6.375%, due 10/15/11 ...............................     1,580,000    1,727,474
iStar Financial, Inc.
 5.15%, due 3/1/12 ..................................       400,000      395,336
 5.375%, due 4/15/10 ................................       400,000      404,660
Jefferies Group, Inc.
 7.75%, due 3/15/12 .................................       740,000      848,773
Lehman Brothers Holdings, Inc.
 4.00%, due 1/22/08 .................................       630,000      627,748
MBNA America Bank
 7.125%, due 11/15/12 ...............................       295,000      339,184
MBNA Corp.
 5.00%, due 5/4/10 ..................................     1,185,000    1,219,705
Merrill Lynch & Co., Inc.
 Series C
 4.125%, due 9/10/09 ................................       485,000      482,941
MetLife, Inc.
 6.125%, due 12/1/11 ................................     1,350,000    1,466,131
Morgan Stanley
 5.30%, due 3/1/13 ..................................       305,000      316,967



See accompanying notes to financial statements.         20

                                                                 MCMORGAN FUNDS


                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ------------------------
Financials (continued)
Prudential Financial, Inc.
 3.75%, due 5/1/08 .................................    $1,480,000   $ 1,466,936
Residential Capital Corp.
 6.375%, due 6/30/10 (a) ...........................       900,000       904,331
Simon Property Group, L.P.
 6.35%, due 8/28/12 ................................     1,045,000     1,139,693
 6.375%, due 11/15/07 ..............................     1,615,000     1,686,052
SLM Corp.
 4.00%, due 1/15/09 ................................     1,295,000     1,284,643
Textron Financial Corp.
 4.125%, due 3/3/08 ................................       855,000       853,959
Verizon Global Funding Corp.
 7.25%, due 12/1/10 ................................       760,000       861,467
 7.375%, due 9/1/12 ................................       895,000     1,045,800
Wachovia Bank National Association
 4.80%, due 11/1/14 ................................       995,000     1,006,617
                                                                     -----------
                                                                      44,463,799
                                                                     -----------
Government - 1.7%
Federal Home Loan Mortgage Corp.
 3.875%, due 6/15/08 ...............................     2,845,000     2,845,538
                                                                     -----------
Industrials - 2.2%
Cendant Corp.
 6.25%, due 1/15/08 ................................       715,000       745,829
 7.375%, due 1/15/13 ...............................     1,680,000     1,923,531
International Lease Finance Corp.
 3.50%, due 4/1/09 .................................       910,000       876,288
 5.00%, due 4/15/10 ................................        10,000        10,198
                                                                     -----------
                                                                       3,555,846
                                                                     -----------
Information Technology - 1.9%
First Data Corp.
 3.375%, due 8/1/08 ................................     1,105,000     1,078,961
 4.50%, due 6/15/10 ................................       385,000       388,490
Hewlett-Packard Co.
 5.50%, due 7/1/07 .................................       920,000       942,733
 6.50%, due 7/1/12 .................................       645,000       709,408
                                                                     -----------
                                                                       3,119,592
                                                                     -----------
Telecommunication Services - 2.2%
British Telecommunications PLC
 8.375%, due 12/15/10 ..............................     1,000,000     1,183,986
Sprint Capital Corp.
 7.625%, due 1/30/11 ...............................     1,510,000     1,724,539
 8.375%, due 3/15/12 ...............................       665,000       799,876
                                                                     -----------
                                                                       3,708,401
                                                                     -----------
Total Corporate Bonds
 (Cost $67,950,678) ................................                  67,898,358
                                                                     -----------


                                                        PRINCIPAL
                                                         AMOUNT         VALUE
                                                       -------------------------
U.S. Government Securities 20.9%
U.S. Government Agency Obligations 5.5%
Federal Home Loan Bank - 5.5%
 3.125%, due 11/15/06 .............................    $ 9,050,000   $ 8,962,839
                                                                     -----------
U.S. Treasury Obligations- 15.4%
United States Treasury Bond - 1.0%
 7.50%, due 11/15/16 ..............................      1,300,000     1,703,863
                                                                     -----------
United States Treasury Note - 14.4%
 1.875%, due 7/15/13 ..............................      3,455,000     3,738,929
 2.00%, due 8/31/05 ...............................      2,690,000     2,684,642
 4.25%, due 8/15/13 ...............................     16,645,000    17,061,125
                                                                     -----------
                                                                      23,484,696
                                                                     -----------
Total U.S. Treasury Obligations
 (Cost $24,940,454) ...............................                   25,188,559
                                                                     -----------
Total U.S. Government Securities
 (Cost $33,958,614) ...............................                   34,151,398
                                                                     -----------
Collateralized Mortgage Obligations 27.1%
Federal Home Loan Mortgage Corporation - 3.3%
 1.50%, due 8/15/05 ...............................      4,950,000     4,938,011
 2.875%, due 9/15/05 ..............................        160,000       159,796
 Series 2478 Class DK
 5.50%, due 7/15/11 ...............................        251,926       253,678
 6.00%, due 8/15/10 ...............................         21,441        22,176
                                                                     -----------
                                                                       5,373,661
                                                                     -----------
Federal National Mortgage Association - 20.0%
 2.375%, due 2/15/07 ..............................      9,240,000     9,037,016
 5.50%, due 7/14/34 TBA (b) .......................     11,450,000    11,603,888
 Series D Class 1
 6.00%, due 4/25/08 ...............................          1,233         1,249
 6.00%, due 7/15/34 TBA (b) .......................      4,950,000     5,073,750
 6.50%, due 9/30/05 ...............................      6,811,866     7,065,851
 Series 1988-15 Class A
 9.00%, due 5/25/18 ...............................         10,804        11,640
                                                                     -----------
                                                                      32,793,394
                                                                     -----------
Financials - 3.8%
GS Mortgage Securities Corp. II
 Series 2004-GG2 Class A6
 5.396%, due 8/1/38 ...............................      1,675,000     1,775,417
 Series 2005-GG4 Class A4
 4.761%, due 7/10/39 ..............................      2,000,000     2,025,180
Greenwich Capital Commercial Funding Corp.
 Series 2004-GG1 Class A7
 5.317%, due 6/10/36 ..............................      2,300,000     2,425,292
                                                                     -----------
                                                                       6,225,889
                                                                     -----------
Total Collateralized Mortgage Obligations
 (Cost $44,151,822) ...............................                   44,392,944
                                                                     -----------



See accompanying notes to financial statements.         21

INTERMEDIATE FIXED INCOME FUND



                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      --------------------------
Yankee Bonds 0.8%
Industrials - 0.8%
Tyco International Group SA
 6.375%, due 10/15/11 ............................    $ 1,235,000   $  1,356,407
                                                                    ------------
Total Yankee Bonds
 (Cost $1,336,167) ...............................                     1,356,407
                                                                    ------------
Total Long-Term Bonds
 (Cost $154,827,646) .............................                   155,228,217
                                                                    ------------
Short-Term Investments 12.7%
U.S. Government Agencies - 12.7%
Federal National Mortgage
Association
 3.00%, due 7/14/2005 ............................     10,455,000     10,443,676
Freddie Mac Discount Note
 3.11%, due 8/11/05 ..............................     10,455,000     10,418,150
                                                                    ------------
Total Short-Term Investments
 (Cost $20,861,826) ..............................                    20,861,826
                                                                    ------------
Total Investments
 (Cost $175,689,472) (c) .........................          107.6%   176,090,043
Liabilities in Excess of
 Cash and Other Assets ...........................           (7.6)   (12,443,185)
                                                      -----------   ------------
Net Assets .......................................          100.0%  $163,646,858
                                                      ===========   ============
(a) May be sold to institutional investors only. The total market value of these securities at June 30, 2005 is $904,331, which represents 0.6% of the Fund's net assets.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Aggregate cost for federal income tax purposes is $175,797,381, and net unrealized appreciation is as follows:
  Gross unrealized appreciation .................................   $    981,483
  Gross unrealized depreciation .................................       (688,821)
                                                                    ------------
  Net unrealized appreciation ...................................   $    292,662
                                                                    ============



See accompanying notes to financial statements.         22

                                                                 MCMORGAN FUNDS



Intermediate Fixed Income Fund



Statement of Assets and Liabilities
June 30, 2005


ASSETS:
 Investments in securities at value
   (cost $175,689,472) ..........................................   $176,090,043
 Cash-interest bearing accounts .................................      1,737,405
 Receivable for securities sold .................................      2,862,680
 Interest receivable ............................................      1,618,823
 Receivable for securities sold .................................        111,112
 Other assets ...................................................         49,356
                                                                    ------------
    Total assets ................................................    182,469,419
                                                                    ------------
LIABILITIES:
 Payable for securities purchased ...............................     18,746,230
 Payable to Advisor, net ........................................         22,683
 Payable for fund shares redeemed ...............................         15,075
 Administration fees payable ....................................          7,981
 Accounting fees payable ........................................          5,102
 Accrued expenses ...............................................         25,490
                                                                    ------------
    Total liabilities ...........................................     18,822,561
                                                                    ------------
Net Assets ......................................................   $163,646,858
                                                                    ============
NET ASSETS CONSIST OF:
 Capital paid-in ................................................   $162,879,558
 Accumulated undistributed net investment income ................        157,351
 Accumulated net realized gain on investments ...................        209,378
 Net unrealized appreciation on investments .....................        400,571
                                                                    ------------
                                                                    $163,646,858
                                                                    ============
Net Assets:
 Class McMorgan .................................................   $163,622,073
 Class Z ........................................................         24,785
                                                                    ------------
                                                                    $163,646,858
                                                                    ============
Shares Outstanding:
 Class McMorgan .................................................     15,794,603
                                                                    ============
 Class Z ........................................................          2,395
                                                                    ============
Net asset value and redemption price per share:
Class McMorgan ..................................................   $      10.36
                                                                    ============
Class Z .........................................................   $      10.35
                                                                    ============

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2005


INVESTMENT INCOME:
 Interest .........................................................   $6,275,093
                                                                      ----------
Expenses:
 Investment advisory fees (Note F) ................................      587,271
 Administration fees ..............................................       97,041
 Accounting fees ..................................................       61,379
 Transfer agent fees ..............................................       56,762
 Trustees fees ....................................................       42,747
 Legal fees .......................................................       39,550
 Insurance fees ...................................................       32,757
 Registration expenses ............................................       29,762
 Report to shareholder expense ....................................       21,483
 Custodian fees ...................................................       18,500
 Auditing fees ....................................................       14,500
 12B-1 distribution fees (Class Z) ................................        3,661
 Miscellaneous expenses ...........................................       12,364
                                                                      ----------
    Total expenses ................................................    1,017,777
Expenses reimbursed (Note F) ......................................     (175,303)
                                                                      ----------
    Net expenses ..................................................      842,474
                                                                      ----------
Net investment income .............................................    5,432,619
                                                                      ----------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
 Net realized gain on investments .................................      420,585
 Net change in unrealized appreciation
   on investments .................................................    2,433,572
                                                                      ----------
 Net realized and unrealized gain on investments ..................    2,854,157
                                                                      ----------
Increase in net assets from operations ............................   $8,286,776
                                                                      ==========



See accompanying notes to financial statements.         23

INTERMEDIATE FIXED Income Fund



Statement of Changes in Net Assets


                                                       FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED
                                                      6/30/2005       6/30/2004
                                                     ------------   ------------
DECREASE IN NET ASSETS:
Operations:
 Net investment income ..........................    $  5,432,619   $  6,369,975
 Net realized gain on investments ...............         420,585        218,140
 Net change in unrealized appreciation/
(depreciation) on investments ...................       2,433,572     (7,327,245)
                                                     ------------   ------------
 Increase (decrease) in net assets ..............       8,286,776       (739,130)
                                                     ------------   ------------
 Dividends and distributions to shareholders:
 From net investment income:
   Class McMorgan shares.........................      (5,464,514)    (6,313,396)
   Class Z shares................................         (39,878)       (63,738)
 From capital gains:
   Class McMorgan shares.........................        (274,313)    (5,165,187)
   Class Z shares................................          (2,877)       (50,812)
                                                     ------------   ------------
 Total dividends and distributions to
shareholders ....................................      (5,781,582)   (11,593,133)
                                                     ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class McMorgan shares.........................      38,005,390     58,009,645
   Class Z shares................................         897,702      1,288,496
 Net asset value of shares issued to
shareholders in reinvestment of dividends and
distributions:
   Class McMorgan shares.........................       5,614,438     11,214,380
   Class Z shares................................          42,753        114,544
                                                     ------------   ------------
                                                       44,560,283     70,627,065
 Cost of shares redeemed:
   Class McMorgan shares.........................     (54,821,916)   (76,406,180)
   Class Z shares................................      (2,617,979)    (3,232,082)
                                                     ------------   ------------
 Decrease in net assets derived from capital
share transactions ..............................     (12,879,612)    (9,011,197)
                                                     ------------   ------------
 Total decrease in net assets ...................     (10,374,418)   (21,343,459)
Net Assets:
 Beginning of year ..............................     174,021,276    195,364,735
                                                     ------------   ------------
 End of year (including undistributed net
investment income of $157,351
   and $229,124 respectively)....................    $163,646,858   $174,021,276
                                                     ============   ============



See accompanying notes to financial statements.         24

                                                                 MCMORGAN FUNDS



INTERMEDIATE FIXED Income Fund




Financial Highlights


The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                        CLASS MCMORGAN                                  CLASS Z
                                                      YEAR ENDED JUNE 30,                         YEAR ENDED JUNE 30,
                                    ------------------------------------------------------    -------------------------------------
                                      2005        2004       2003        2002       2001       2005      2004       2003      2002*
                                    --------    --------   --------    --------   --------    ------    -------    -------   ------
Net asset value, beginning of
  period ........................   $  10.22    $  10.93   $  10.46    $  10.50   $   9.99    $10.21   $  10.92    $ 10.45   $10.65
                                    --------    --------   --------    --------   --------    ------   -------     -------   ------
 Income from investment
  operations:
Net investment income ...........       0.34(b)     0.36       0.49        0.56       0.60      0.34(b)    0.35       0.47     0.44
Net realized and unrealized gain
  (loss) on investments .........       0.16       (0.43)      0.51        0.06       0.51      0.13      (0.45)      0.50    (0.10)
                                    --------    --------   --------    --------   --------    ------   -------     -------   ------
    Total from investment
     operations .................       0.50       (0.07)      1.00        0.62       1.11      0.47      (0.10)      0.97     0.34
                                    --------    --------   --------    --------   --------    ------   -------     -------   ------
 Less dividends and
  distributions:
 From net investment income .....      (0.34)      (0.36)     (0.50)      (0.57)     (0.60)    (0.31)     (0.33)     (0.47)   (0.45)
 From capital gains .............      (0.02)      (0.28)     (0.03)      (0.09)        --     (0.02)     (0.28)     (0.03)   (0.09)
                                    --------    --------   --------    --------   --------    ------   -------     -------   ------
    Total dividends and
     distributions ..............      (0.36)      (0.64)     (0.53)      (0.66)     (0.60)    (0.33)     (0.61)     (0.50)   (0.54)
                                    --------    --------   --------    --------   --------    ------   -------     -------   ------
Net asset value, end of period ..   $  10.36    $  10.22   $  10.93    $  10.46   $  10.50    $10.35   $  10.21    $ 10.92   $10.45
                                    ========    ========   ========    ========   ========    ======   =======     =======   ======
Total return ....................       4.93%      (0.64)%     9.79%       5.98%     11.37%     4.67%     (0.91)%     9.53%    3.25%
Ratios/Supplemental Data
 Net assets, end of period (in
  000's) ........................   $163,622    $172,331   $191,682    $164,068   $207,924    $   25   $  1,690    $ 3,682   $1,987
 Ratio of expenses to average
  net
  assets before reimbursement
  and recovery of expenses by
  Advisor .......................       0.60%       0.57%      0.57%       0.53%      0.50%     0.85%      0.82%      0.82%    0.78%
 Ratio of expenses to average
  net
  assets after reimbursement of
  expenses by Advisor ...........       0.50%       0.50%      0.50%       0.50%      0.50%     0.75%      0.75%      0.75%    0.75%
 Ratio of net investment income
  to
  average net assets before
  reimbursement of expenses by
  Advisor .......................       3.14%       3.32%      4.55%       5.19%      5.79%     2.89%      3.07%      4.30%    4.94%
 Ratio of net investment income
  to
  average net assets after
  reimbursement of expenses by
  Advisor .......................       3.24%       3.39%      4.62%       5.22%      5.79%     2.99%      3.14%      4.37%    4.97%
Portfolio turnover ..............        286%(c)  225.59%    204.18%      76.07%     56.64%      286%(c) 225.59%    204.18%   76.07%

---------------
*    Class Z commenced operations on September 4, 2001.
(a)  Total Return is not annualized.
(b)  Per share data based on average shares outstanding during the year.
(c) The portfolio turnover not including mortgage dollar rolls for the year ending June 30, 2005 is 199%.
+    Annualized.


See accompanying notes to financial statements.         25

FIXED INCOME FUND




Portfolio of Investments
JUNE 30, 2005

Fixed Income Securities 102.8%
Corporate Asset-Backed 4.8%


                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                         -----------------------
Financials - 4.8%
Accredited Mortgage Loan Trust
 Seires 2005-2 Class A2A
 3.41%, due 7/25/35 .................................    $  662,476   $  662,273
Merrill Lynch Mortgage Investors,
 Inc.
 Series 2005-WMC2 Class A2A
 3.19%, due 4/25/36 .................................       398,832      398,825
Novastar Home Equity Loan
 Series 2005-2 Class A2A
 3.18%, due 6/25/35 .................................     1,075,000    1,074,980
Soundview Home Equity Loan Trust
 Series 2005-2 Class A1
 3.054%, due 7/25/35 ................................       908,955      908,670
                                                                      ----------
                                                                       3,044,748
                                                                      ----------
Total Corportate Asset-Backed
 (Cost $3,045,264) ..................................                  3,044,748
                                                                      ----------
Corporate Bonds 43.9%
Consumer Discretionary - 6.2%
AT&T Broadband Corp.
 9.455%, due 11/15/22 ...............................       235,000      332,438
Cox Communications, Inc.
 7.75%, due 11/1/10 .................................       885,000    1,002,050
DaimlerChrysler North America Holdings, Inc.
 6.50%, due 11/15/13 ................................       645,000      698,024
Tele-Communications, Inc.
 9.80%, due 2/1/12 ..................................       450,000      573,164
Time Warner, Inc.
 7.625%, due 4/15/31 ................................       250,000      312,222
 9.125%, due 1/15/13 ................................       385,000      486,507
Viacom, Inc.
 7.70%, due 7/30/10 .................................       465,000      518,989
                                                                      ----------
                                                                       3,923,394
                                                                      ----------
Consumer Staples - 0.3%
Safeway, Inc.
 4.95%, due 8/16/10 .................................       170,000      170,972
                                                                      ----------
Energy - 2.1%
Conoco, Inc.
 6.35%, due 4/15/09 .................................       350,000      377,362
ConocoPhillips
 6.375%, due 3/30/09 ................................       305,000      328,880
Kinder Morgan, Inc.
 6.50%, due 9/1/12 ..................................       565,000      622,375
                                                                      ----------
                                                                       1,328,617
                                                                      ----------

                                                                 MCMORGAN FUNDS


                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                         -----------------------
Financials - 26.8%
Aegon N.V.
 4.75%, due 6/1/13 ..................................    $  545,000   $  547,558
American General Finance Corp.
 4.875%, due 5/15/10 ................................       150,000      151,454
 Series G
 5.375%, due 10/1/12 ................................       305,000      314,842
Bank of America Corp.
 5.875%, due 2/15/09 ................................       735,000      776,817
Capital One Bank
 6.50%, due 6/13/13 .................................       425,000      467,599
Capital One Financial Corp.
 6.25%, due 11/15/13 ................................       135,000      146,246
Caterpillar Financial Services Corp.
 4.30%, due 6/1/10 ..................................       420,000      420,548
CIT Group, Inc.
 5.75%, due 9/25/07 .................................     1,085,000    1,118,976
Citigroup, Inc.
 5.625%, due 8/27/12 ................................     1,035,000    1,105,514
EOP Operating LP
 4.75%, due 3/15/14 .................................       120,000      117,649
 7.00%, due 7/15/11 .................................       430,000      476,813
Ford Motor Credit Co.
 6.375%, due 11/5/08 ................................       200,000      193,304
 7.375%, due 10/28/09 ...............................     1,005,000      982,073
GE Global Insurance Holding Corp.
 7.50%, due 6/15/10 .................................       120,000      133,449
General Electric Capital Corp. Series A
 5.875%, due 2/15/12 ................................       490,000      529,856
General Motors Acceptance Corp.
 6.875%, due 9/15/11 ................................       265,000      244,618
 7.75%, due 1/19/10 .................................       280,000      273,712
Genworth Financial, Inc.
 5.75%, due 6/15/14 .................................       290,000      311,010
Goldman Sachs Group, Inc. (The)
 5.25%, due 4/1/13 ..................................       350,000      361,876
HSBC Finance Corp.
 5.875%, due 2/1/09 .................................       130,000      136,461
 6.75%, due 5/15/11 .................................       290,000      321,886
 7.00%, due 5/15/12 .................................       155,000      175,828
iStar Financial, Inc.
 5.15%, due 3/1/12 ..................................       150,000      148,251
 5.375%, due 4/15/10 ................................       150,000      151,747



See accompanying notes to financial statements.         26

                                                                 MCMORGAN FUNDS


                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                         -----------------------
Financials - (continued)
JPMorgan Chase & Co.
 5.125%, due 9/15/14 ................................    $340,000    $   347,803
 5.75%, due 1/2/13 ..................................     225,000        241,067
 7.125%, due 6/15/09 ................................     320,000        352,221
Jefferies Group, Inc.
 5.50%, due 3/15/16 .................................     155,000        156,825
 7.75%, due 3/15/12 .................................     100,000        114,699
Lehman Brothers Holdings, Inc.
 4.00%, due 1/22/08 .................................     340,000        338,785
MBNA America Bank
 7.125%, due 11/15/12 ...............................     200,000        229,955
MBNA Corp.
 5.00%, due 5/4/10 ..................................     115,000        118,368
 7.50%, due 3/15/12 .................................     200,000        233,121
Merrill Lynch & Co., Inc. Series C
 4.125%, due 9/10/09 ................................     340,000        338,557
MetLife, Inc.
 5.50%, due 6/15/14 .................................     220,000        231,096
 6.125%, due 12/1/11 ................................     315,000        342,097
Morgan Stanley
 4.00%, due 1/15/10 .................................     175,000        172,391
Prudential Financial, Inc.
 4.50%, due 7/15/13 .................................     460,000        457,789
 4.75%, due 4/1/14 ..................................     105,000        105,533
 5.10%, due 9/20/14 .................................     125,000        128,661
Residential Capital Corp.
 6.375%, due 6/30/10 (c) ............................     365,000        366,756
Simon Property Group, L.P.
 5.10%, due 6/15/15 (c) .............................     170,000        169,909
 6.35%, due 8/28/12 .................................     230,000        250,841
 6.375%, due 11/15/07 ...............................     565,000        589,857
SLM Corp.
 4.00%, due 1/15/09 .................................     465,000        461,281
Textron Financial Corp.
 4.125%, due 3/3/08 .................................     355,000        354,568
Verizon Global Funding Corp.
 7.25%, due 12/1/10 .................................     630,000        714,111
Wachovia Bank National Association
 4.80%, due 11/1/14 .................................     530,000        536,188
                                                                     -----------
                                                                      16,960,566
                                                                     -----------
Industrials - 2.9%
Cendant Corp.
 7.375%, due 1/15/13 ................................     625,000        715,599
General Electric Co.
 5.00%, due 2/1/13 ..................................     200,000        206,502
International Lease Finance Corp.
 3.50%, due 4/1/09 ..................................     120,000        115,554
 5.00%, due 4/15/10 .................................      80,000         81,577
 5.875%, due 5/1/13 .................................     485,000        514,876
Tyco International Group S.A.
 6.00%, due 11/15/13 (a) ............................     190,000        206,624
                                                                     -----------
                                                                       1,840,732
                                                                     -----------


                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ------------------------
Information Technology - 1.7%
First Data Corp.
 4.50%, due 6/15/10 ................................    $  130,000   $   131,178
 5.625%, due 11/1/11 ...............................       245,000       259,794
Hewlett-Packard Co.
 5.50%, due 7/1/07 .................................       490,000       502,108
 6.50%, due 7/1/12 .................................       195,000       214,473
                                                                     -----------
                                                                       1,107,553
                                                                     -----------
Telecommunication Services - 3.9%
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31 .................................       260,000       364,426
British Telecommunications PLC
 8.375%, due 12/15/10 (a) ..........................       945,000     1,118,867
Sprint Capital Corp.
 8.375%, due 3/15/12 ...............................       320,000       384,903
 8.75%, due 3/15/32 ................................       430,000       598,177
                                                                     -----------
                                                                       2,466,373
                                                                     -----------
Total Corporate Bonds
 (Cost $27,672,942) ................................                  27,798,207
                                                                     -----------
U.S. Government Securities 26.9%
U.S. Government Agency Obligations 2.3%
Federal Home Loan Bank - 2.3%
 3.125%, due 11/15/06 ..............................     1,475,000     1,460,794
                                                                     -----------
Total U.S. Government Agency Obligations
 (Cost $1,469,811) .................................                   1,460,794
                                                                     -----------
U.S. Treasury Obligations 24.6%
United States Treasury Bonds - 11.4%
 5.25%, due 2/15/29 ................................     4,035,000     4,614,874
 7.50%, due 11/15/16 ...............................     1,985,000     2,601,668
                                                                     -----------
                                                                       7,216,542
                                                                     -----------
United States Treasury Notes - 11.6%
 1.50%, due 7/31/05 ................................     2,635,000     2,631,398
 1.875%, due 7/15/13 ...............................     1,415,000     1,531,284
 4.25%, due 8/15/13 ................................     3,135,000     3,213,375
                                                                     -----------
                                                                       7,376,057
                                                                     -----------
United States Treasury Strips - 1.6%
 (zero coupon), due 8/15/17 (b) ....................     1,670,000     1,011,402
                                                                     -----------
Total U.S. Treasury Obligations
 (Cost $15,178,063) ................................                  15,604,001
                                                                     -----------
Total U.S. Government Securities
 (Cost $16,647,874) ................................                  17,064,795
                                                                     -----------



See accompanying notes to financial statements.         27


                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ------------------------
Collateralized Mortgage Obligations 27.2%
Federal Home Loan Mortgage Corporation - 0.3%
 Series 2478 Class DK
 5.50%, due 7/15/11 ................................    $   75,881   $    76,409
 Series 2113 Class QE
 6.00%, due 4/15/08 ................................       155,520       157,868
                                                                     -----------
                                                                         234,277
                                                                     -----------
Federal National Mortgage Association - 22.8%
 5.00%, due 7/14/35 TBA (d) ........................     2,400,000     2,400,000
 5.50%, due 7/14/34 TBA (d) ........................     6,795,000     6,886,325
 6.00%, due 7/15/34 TBA (d) ........................     3,850,000     3,946,250
 6.50%, due 9/30/05 ................................     1,163,246     1,206,619
                                                                     -----------
                                                                      14,439,194
                                                                     -----------
Financials - 4.1%
Greenwich Capital Commercial Funding Corp.
 Series 2004-GG1 Class A7
 5.317%, due 6/10/36 ...............................       950,000     1,001,751
GS Mortgage Securities Corp. II
 Series 2004-GG2 Class A6
 5.396%, due 8/1/38 ................................       700,000       741,965
 Series 2005-GG4 Class A4
 4.761%, due 7/10/39 ...............................       825,000       835,387
                                                                     -----------
                                                                       2,579,103
                                                                     -----------
Total Collateralized Mortgage Obligations
 (Cost $17,194,139) ................................                  17,252,574
                                                                     -----------
Total Long-Term Bonds
 (Cost $64,560,218) ................................                  65,160,324
                                                                     -----------


                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                       -------------------------
Short-Term Investments 16.0%
U.S. Government Agencies - 16.0%
Federal National Mortgage Association
 2.995%, due 7/14/05 ..............................    $5,065,000   $  5,060,140
Freddie Mac Discount Note
 3.09%, due 8/11/05 ...............................     5,065,000      5,048,277
                                                                    ------------
Total U.S. Government Agencies
 (Cost $10,108,417) ...............................                   10,108,417
                                                                    ------------
Total Short Term Investments
 (Cost $10,108,417) ...............................                   10,108,417
                                                                    ------------
Total Investments
 (Cost $74,668,636) (e) ...........................         118.8%    75,268,741
Liabilities in Excess of
   Cash and Other Assets...........................         (18.8)   (11,903,029)
                                                       ----------   ------------
Net Assets ........................................         100.0%  $ 63,365,712
                                                       ==========   ============


(a)  ADR - American Depositary Receipt.
(b)  Zero Coupon Bond
(c)  May be sold to institutional investors only.
     The total market value of these securities at June 30, is $536,665, which represents 0.8% of the Fund's net assets.
 (d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.

(e)  Aggregate cost for federal income tax
     purposes is $74,710,150, and net unrealized
     appreciation is as follows:
     Gross unrealized appreciation .................................   $ 780,669
    Gross unrealized depreciation ..................................    (222,078)
                                                                       ---------
    Net unrealized appreciation ....................................   $ 558,591
                                                                       =========



See accompanying notes to financial statements.         28

                                                                 MCMORGAN FUNDS



FIXED INCOME FUND



Statement of Assets and Liabilities
JUNE 30, 2005

ASSETS:
 Investments in securities at value
   (cost $74,668,636) ............................................   $75,268,741
 Cash-interest bearing accounts ..................................       833,952
 Receivable for securities sold ..................................       773,459
 Interest receivable .............................................       609,544
 Receivable for fund shares sold .................................        98,213
 Receivable from advisor, net ....................................         3,093
 Other assets ....................................................        37,968
                                                                     -----------
   Total assets ..................................................    77,624,970
                                                                     -----------
LIABILITIES:
 Payable for securities purchased ................................    14,119,895
 Fund shares redeemed ............................................       107,747
 12b-1 fees payable ..............................................         5,986
 Accounting fees payable .........................................         3,832
 Administration fees payable .....................................         3,762
 Accrued expenses ................................................        18,036
                                                                     -----------
   Total liabilities .............................................    14,259,258
                                                                     -----------
Net Assets .......................................................   $63,365,712
                                                                     ===========
NET ASSETS CONSIST OF:
 Capital paid-in .................................................   $62,396,637
 Accumulated undistributed net investment income .................        86,421
 Accumulated net realized gain on investments ....................       282,549
 Net unrealized appreciation on investments ......................       600,105
                                                                     -----------
                                                                     $63,365,712
                                                                     ===========
Net Assets:
 Class McMorgan ..................................................   $34,202,410
 Class Z .........................................................    29,161,017
 Class R1 ........................................................         1,145
 Class R2 ........................................................         1,140
                                                                     -----------
                                                                     $63,365,712
                                                                     ===========
Shares Outstanding:
 Class McMorgan ..................................................     3,055,690
                                                                     ===========
 Class Z .........................................................     2,604,669
                                                                     ===========
 Class R1 ........................................................           102
                                                                     ===========
 Class R2 ........................................................           102
                                                                     ===========
Net asset value and redemption price per share:
 Class McMorgan ..................................................   $     11.19
                                                                     ===========
 Class Z .........................................................   $     11.20
                                                                     ===========
 Class R1 ........................................................   $     11.20
                                                                     ===========
 Class R2 ........................................................   $     11.18
                                                                     ===========

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2005

INVESTMENT INCOME:
 Interest .........................................................   $2,640,464
                                                                      ----------
Expenses:
 Investment advisory fees (Note F) ................................      232,762
 12B-1 distribution fees (Class Z) ................................       69,850
 Transfer agent fees ..............................................       52,293
 Accounting fees ..................................................       46,063
 Administration fees ..............................................       45,715
 Registration expenses ............................................       43,631
 Trustees fees ....................................................       18,473
 Report to shareholder expense ....................................       16,451
 Legal fees .......................................................       15,356
 Auditing fees ....................................................       13,501
 Insurance fees ...................................................       12,787
 Custodian fees ...................................................       11,441
 Miscellaneous expenses ...........................................       13,955
                                                                      ----------
   Total expenses .................................................      592,278
 Expenses reimbursed (Note F) .....................................    (189,912)
                                                                      ----------
   Net Expenses ...................................................      402,366
                                                                      ----------
Net Investment Income .............................................    2,238,098
                                                                      ----------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
 Net realized gain on investments .................................      934,900
 Net change in unrealized appreciation
    on investments ................................................    1,475,090
                                                                      ----------
 Net realized and unrealized gain
   on investments .................................................    2,409,990
                                                                      ----------
Increase in net assets from operations ............................   $4,648,088
                                                                      ==========



See accompanying notes to financial statements.         29

Fixed Income Fund



Statement of Changes in Net Assets


                                                       FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED
                                                      6/30/2005       6/30/2004
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ..........................    $  2,238,098   $  2,398,691
 Net realized gain (loss) on investments ........         934,900        (88,231)
 Net change in unrealized appreciation/
(depreciation)
   on investments................................       1,475,090     (3,052,503)
                                                     ------------   ------------
 Increase (decrease) in net assets ..............       4,648,088       (742,043)
                                                     ------------   ------------
Dividends and distributions to shareholders:
 From net investment income
   Class McMorgan shares.........................      (1,331,359)    (1,568,919)
   Class Z shares................................        (912,135)      (815,782)
   Class R1......................................             (38)           (18)
   Class R2......................................             (35)           (16)
From capital gains:
   Class McMorgan shares.........................        (324,543)      (755,991)
   Class Z shares................................        (239,557)      (490,480)
   Class R1......................................             (10)            --
   Class R2......................................             (10)            --
                                                     ------------   ------------
 Total dividends and distributions to
shareholders ....................................      (2,807,687)    (3,631,206)
                                                     ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class McMorgan shares.........................       7,074,115      9,586,585
   Class Z shares................................       7,426,819     16,760,049
   Class R1......................................              --          1,075
   Class R2......................................              --          1,075
 Net asset value of shares issued to
shareholders in reinvestment
 of dividends and distributions:
   Class McMorgan shares.........................       1,649,321      2,297,299
   Class Z shares................................       1,151,646      1,306,103
   Class R1......................................              46             17
   Class R2......................................              43             16
                                                     ------------   ------------
                                                       17,301,990     29,952,219
 Cost of shares redeemed:
   Class McMorgan shares.........................     (14,091,415)   (10,195,782)
   Class Z shares................................      (5,861,494)    (6,606,507)
   Class R1......................................              --             --
   Class R2......................................              --             --
                                                     ------------   ------------
 Increase (decrease) in net assets derived from
capital share transactions ......................      (2,650,919)    13,149,930
                                                     ------------   ------------
 Total increase (decrease) in net assets ........        (810,518)     8,776,681
Net Assets:
 Beginning of year ..............................      64,176,230     55,399,549
                                                     ------------   ------------
 End of year (including undistributed net
investment
   income of $86,421 and $91,890 respectively)...    $ 63,365,712   $ 64,176,230
                                                     ============   ============



See accompanying notes to financial statements.         30

                                                                 MCMORGAN FUNDS



Fixed Income Fund




Financial Highlights


The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                                                    CLASS MCMORGAN
                                                                                                 YEAR ENDED JUNE 30,
                                                                                  -------------------------------------------------
                                                                                   2005       2004       2003      2002       2001
                                                                                  -------   -------    -------    -------   -------
Net asset value, beginning of period..........................................    $ 10.88   $ 11.71    $ 10.86    $ 10.74   $ 10.23
                                                                                  -------   -------    -------    -------   -------
 Income from investment operations:
 Net investment income........................................................       0.40      0.46       0.53       0.60      0.62
 Net realized and unrealized gain (loss) on investments.......................       0.40     (0.61)      0.86       0.12      0.52
                                                                                  -------   -------    -------    -------   -------
   Total from investment operations...........................................       0.80     (0.15)      1.39       0.72      1.14
                                                                                  -------   -------    -------    -------   -------
 Less dividends and distributions:
 From net investment income...................................................      (0.39)    (0.46)     (0.54)     (0.60)    (0.63)
 From capital gains...........................................................      (0.10)    (0.22)        --         --        --
                                                                                  -------   -------    -------    -------   -------
   Total dividends and distributions..........................................      (0.49)    (0.68)     (0.54)     (0.60)    (0.63)
                                                                                  -------   -------    -------    -------   -------
Net asset value, end of period................................................    $ 11.19   $ 10.88    $ 11.71    $ 10.86   $ 10.74
                                                                                  =======   =======    =======    =======   =======
Total return..................................................................       7.42%    (1.29%)   13.06%      6.81%    11.38%
Ratios/Supplemental Data
 Net assets, end of period (in 000's).........................................    $34,203   $38,484    $39,753    $29,292   $28,554
 Ratio of expenses to average net assets before
   reimbursement and recovery of expenses by Advisor..........................       0.79%     0.77%      0.83%      0.89%     0.82%
 Ratio of expenses to average net assets after
   reimbursement of expenses by Advisor.......................................       0.50%     0.50%      0.50%      0.50%(b)  0.50%
 Ratio of net investment income to average net assets
   before reimbursement of expenses by Advisor................................       3.18%     3.82%      4.41%      4.87%     5.53%
 Ratio of net investment income to average net assets
   after reimbursement of expenses by Advisor.................................       3.47%     4.09%      4.74%      5.27%     5.85%
 Portfolio turnover...........................................................        347%(b)231.21%    142.48%     94.80%    58.66%



See accompanying notes to financial statements.         31

FIXED INCOME FUND


                                                                                                 CLASS R1            CLASS R2
                                                               CLASS Z                       YEAR ENDED JUNE     YEAR ENDED JUNE
                                                         YEAR ENDED JUNE 30,                       30,                 30,
                                             --------------------------------------------    ----------------    ----------------
                                              2005      2004       2003      2002  2001**    2005      2004*     2005      2004*
                                            -------    -------   -------    ------ ------   ------    -------   ------    -------
Net asset value, beginning of period ....   $ 10.88    $ 11.71   $ 10.86    $10.74 $10.87   $10.88    $ 11.11   $10.88    $ 11.11
                                            -------    -------   -------    ------ ------   ------    -------   ------    -------
 Income from investment operations:
 Net investment income ..................      0.35       0.42      0.52      0.55   0.24     0.39       0.20     0.34       0.18
 Net realized and unrealized gain (loss)
  on
   investments ..........................      0.43      (0.60)     0.84      0.14  (0.13)    0.41      (0.24)    0.41      (0.24)
                                            -------    -------   -------    ------ ------   ------    -------   ------    -------
   Total from investment operations .....      0.78      (0.18)     1.36      0.69   0.11     0.80      (0.04)    0.75      (0.06)
                                            -------    -------   -------    ------ ------   ------    -------   ------    -------
 Less dividends and distributions:
 From net investment income .............     (0.36)     (0.43)    (0.51)    (0.57) (0.24)   (0.38)     (0.19)   (0.35)     (0.17)
 From capital gains .....................     (0.10)     (0.22)       --        --     --    (0.10)        --    (0.10)        --
                                            -------    -------   -------    ------ ------   ------    -------   ------    -------
   Total dividends and distributions ....     (0.46)     (0.65)    (0.51)    (0.57) (0.24)   (0.48)        --    (0.45)        --
                                            -------    -------   -------    ------ ------   ------    -------   ------    -------
Net asset value, end of period ..........   $ 11.20    $ 10.88   $ 11.71    $10.86 $10.74   $11.20    $ 10.88   $11.18    $ 10.88
                                            =======    =======   =======    ====== ======   ======    =======   ======    =======
Total return ............................      7.26%     (1.53)%   12.80%     6.55%  1.03%    7.42%     (0.42)%(a)6.97%    (0.58)%(a
Ratios/Supplemental Data Net assets, end
  of period (in 000's)...................   $29,161    $25,690   $15,646    $3,114 $1,699   $    1    $     1   $    1    $     1
 Ratio of expenses to average net assets
   before reimbursement and recovery of
   expenses by Advisor ..................      1.04%      1.02%     1.08%     1.14%  1.07%+   0.81%      0.87%+   1.06%      1.12%+
 Ratio of expenses to average net assets
   after reimbursement of expenses by
   Advisor ..............................      0.75%      0.75%     0.75%     0.75%  0.75%+   0.50%      0.60%+   0.75%      0.85%+
 Ratio of net investment income to
  average
   net assets before reimbursement of
   expenses by Advisor ..................      2.93%      3.57%     4.16%     4.62%  5.28%+   3.06%      3.72%+   2.73%      3.47%+
 Ratio of net investment income to
  average
   net assets after reimbursement of
   expenses by Advisor ..................      3.22%      3.84%     4.49%     5.02%  5.60%+   3.36%      3.99%+   3.03%      3.74%+
 Portfolio turnover .....................       347%(b) 231.21%   142.48%    94.80% 58.66%     347%(b) 231.21%     347%(b) 231.21%

---------------
*   Class R1 and R2 commenced operations on January 2, 2004.
**  Class Z commenced operations on February 1, 2001.
(a) Total Return in not annualized.
(b) The portfolio turnover not including mortgage dollar rolls for the year ended June 30, 2005 is 216%.
+   Annualized.


See accompanying notes to financial statements.         32

                                                                 MCMORGAN FUNDS



HIGH YIELD FUND


Portfolio of Investments
JUNE 30, 2005
Long-Term Bonds 94.7%
Corporate Bonds 86.5%


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Aerospace & Defense - 0.8%
BE Aerospace, Inc.
 Series B
 8.875%, due 5/1/11 ..................................    $635,000    $  663,575
Moog, Inc.
 6.25%, due 1/15/15 ..................................     330,000       329,175
                                                                      ----------
                                                                         992,750
                                                                      ----------
Airlines - 0.3%
American Airlines, Inc.
 Class A
 7.25%, due 2/5/09 ...................................     350,000       332,500
                                                                      ----------
Auto Components - 1.6%
Accuride Corp.
 8.50%, due 2/1/15 ...................................     310,000       303,025
Commercial Vehicle Group, Inc.
 8.00%, due 7/1/13 (c) ...............................     138,000       138,000
Cooper Standard Auto
 8.375%, due 12/15/14  ...............................     495,000       391,050
Rexnord Corp.
 10.125%, due 12/15/12 ...............................     750,000       821,250
Sunstate Equipment Co., LLC
 10.50%, due 4/1/13 (c) ..............................     300,000       307,500
                                                                      ----------
                                                                       1,960,825
                                                                      ----------
Beverages - 0.4%
Le-Natures, Inc.
 10.00%, due 6/15/13 (c) .............................     495,000       519,750
                                                                      ----------
Building Materials & Components - 0.5%
Goodman Global Holding Co., Inc.
 6.62125%, due 6/15/12 (c) ...........................     690,000       679,650
                                                                      ----------
Building Products - 3.1%
Building Materials Corp. of America
 Series B
 8.00%, due 10/15/07 .................................     200,000       198,750
 8.00%, due 12/1/08 ..................................     290,000       287,100
Da-Lite Screen Co., Inc.
 9.50%, due 5/15/11 ..................................     455,000       484,575
ERICO International Corp.
 8.875%, due 3/1/12 ..................................     800,000       812,000
KI Holdings, Inc.
 (zero coupon), due 11/15/14  ........................     375,000       217,500
MMI Products, Inc.
  Series B
 11.25%, due 4/15/07 .................................     600,000       592,500
Nortek, Inc.
 8.50%, due 9/1/14 ...................................     616,000       572,880
NTK Holdings, Inc.
 (zero coupon), due 3/1/14 (c) .......................     418,000       196,460


                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                         -----------------------
Building Products (continued)
Ply Gem Industries, Inc.
 9.00%, due 2/15/12 .................................    $  620,000   $  523,900
                                                                      ----------
                                                                       3,885,665
                                                                      ----------
Capital Markets - 6.6%
Refco Finance Holdings LLC
 9.00%, due 8/1/12 ..................................       795,000      842,700
TRAINS HY-2004-1
 8.2105%, due 8/1/15 (c)(d) .........................     7,030,415    7,384,188
                                                                      ----------
                                                                       8,226,888
                                                                      ----------
Chemicals - 3.6%
BCI US Fincance Corp.
 8.78%, due 7/15/10 (c) .............................       470,000      468,825
Compression Polymers Corp.
 10.50%, due 7/1/13 (c) .............................       413,000      413,000
Huntsman International LLC
 7.375%, due 1/1/15 (c) .............................       530,000      523,375
 9.875%, due 3/1/09 .................................       425,000      454,750
 10.125%, due 7/1/09 ................................       169,000      173,859
Innophos, Inc.
 8.875%, due 8/15/14 (c) ............................       275,000      280,500
 10.7706%, due 2/15/15 (c) ..........................       282,898      260,266
MacDermid, Inc.
 9.125%, due 7/15/11 ................................       425,000      457,937
PQ Corporation
 7.50%, due 2/15/13 (c) .............................       635,000      623,887
Rockwood Specialties Group, Inc.
 7.50%, due 11/15/14 (c) ............................       265,000      263,013
 10.625%, due 5/15/11 ...............................       355,000      391,388
Westlake Chemical Corp.
 8.75%,due 7/15/11 ..................................       194,000      210,975
                                                                      ----------
                                                                       4,521,775
                                                                      ----------
Commercial Banks - 0.6%
UGS Corp.
 10.00%, due 6/1/12 .................................       635,000      704,850
                                                                      ----------
Commercial Services & Supplies - 2.6%
Allied Waste North America, Inc.
 7.875%, due 4/15/13 ................................       590,000      603,275
American Color Graphics, Inc.
 10.00%, due 6/15/10 ................................       150,000      108,000
General Binding Corp.
  9.375%, due 6/1/08 ................................       525,000      530,250
Geo Groups, Inc. (The)
  8.25%, due 7/15/13 ................................       345,000      332,925
IAAI Finance Corp.
  11.00%, due 4/1/13 (c) ............................       345,000      355,220



See accompanying notes to financial statements.         33


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Commercial Services & Supplies (continued)
Mobile Mini, Inc.
  9.50%, due 7/1/13 ..................................    $620,000    $  685,875
NSP Holdings LLC
  11.75%, due 1/1/12 (g) .............................     130,000       141,700
United Rentals North America, Inc.
 6.50%, due 2/15/12 ..................................     580,000       570,575
                                                                      ----------
                                                                       3,327,820
                                                                      ----------
Construction Materials - 0.6%
Texas Industries, Inc.
 7.25%, due 7/15/13 (c) ..............................     120,000       123,000
U.S. Concrete, Inc.
 8.375%, due 4/1/14 ..................................     645,000       606,300
                                                                      ----------
                                                                         729,300
                                                                      ----------
Containers & Packaging - 1.7%
AEP Industries, Inc.
 7.875%, due 3/15/13 (c) .............................     175,000       175,387
Berry Plastics Corp.
 10.75%, due 7/15/12 .................................     410,000       447,412
Graham Packaging Co., Inc.
 8.50%, due 10/15/12 (c) .............................      90,000        90,900
 9.875%, due 10/15/14 (c) ............................     265,000       265,663
Owens-Brockway Glass Container, Inc.
 7.75%, due 5/15/11 ..................................     847,000       899,938
Port Townsend Paper Corp.
 11.00%, due 4/15/11 (c)(e) ..........................     195,000       174,525
Portola Packaging, Inc.
 8.25%, due 2/1/12 ...................................     100,000        68,000
                                                                      ----------
                                                                       2,121,825
                                                                      ----------
Diversified Financial Services - 3.2%
Affinia Group, Inc.
 9.00%, due 11/30/14 (c) .............................     400,000       336,000
Altra Industrial Motion
 9.00%, due 12/1/11 (c) ..............................     380,000       359,100
Cellu Tissue Holdings, Inc.
 9.75%, due 3/15/10 ..................................     355,000       360,325
Couche-Tard U.S. L.P.
 7.50%, due 12/15/13 .................................     530,000       556,500
Crystal US Holdings 3 LLC
 9.625%, due 6/15/14  ................................      80,000        89,600
Global Cash Access LLC
 8.75%, due 3/15/12 ..................................     455,000       494,813
Huntsman Advanced Materials LLC
 11.00%, due 7/15/10  ................................     300,000       339,000
KRATON Polymers LLC
 8.125%, due 1/15/14 (c) .............................     210,000       202,125
Nalco Finance Holdings, Inc.
 (zero coupon), due 2/1/14 ...........................     208,000       153,660
Rainbow National Services LLC
 8.75%, due 9/1/12 (c) ...............................     265,000       289,512
 10.375%, due 9/1/14 (c) .............................     210,000       241,500
Standard Aero Holdings, Inc.
 8.25%, due 9/1/14 (c) ...............................     530,000       559,150
                                                                      ----------
                                                                       3,981,285
                                                                      ----------


                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                         -----------------------
Diversified Telecommunication Services - 3.3%
Cincinnati Bell, Inc.
 8.375%, due 1/15/14 (c) ............................    $  475,000   $  486,875
GCI, Inc.
 7.25%, due 2/15/14 .................................       530,000      508,800
Level 3 Financing, Inc.
 10.75%, due 10/15/11 (c) ...........................       200,000      168,500
PanAmSat Holding Corp.
 (zero coupon), due 11/1/14  ........................       110,000       75,625
Primus Telecommunications Group, Inc.
 8.00%, due 1/15/14 .................................       200,000      105,500
Qwest Capital Funding, Inc.
 6.875%, due 7/15/28 ................................       925,000      733,063
Qwest Services Corp.
 14.00%, due 12/15/14  ..............................     1,055,000    1,279,187
Time Warner Telecommunication
 Holdings, Inc.
 9.25%, due 2/15/14 .................................       290,000      279,850
 9.25%, due 2/15/14 (c) .............................       345,000      332,925
TSI Telecommunication Services, Inc.
 Series B
 12.75%, due 2/1/09 .................................        90,000       99,787
                                                                      ----------
                                                                       4,070,112
                                                                      ----------
Electric Utilities - 2.5%
CMS Energy Corp.
 8.50%, due 4/15/11 .................................     1,040,000    1,159,600
Sierra Pacific Power Co.
 6.25%, due 4/15/12 .................................     1,185,000    1,217,588
Texas Genco Financing Corp.
 6.875%, due 12/15/14 (c) ...........................       795,000      836,737
                                                                      ----------
                                                                       3,213,925
                                                                      ----------
Electronic Equipment & Instruments - 0.6%
Itron, Inc.
 7.75%, due 5/15/12  ................................       530,000      543,250
Sanmina-SCI Corp.
 6.75%, due 3/1/13 (c) ..............................       275,000      262,625
                                                                      ----------
                                                                         805,875
                                                                      ----------
Energy Equipment & Services - 1.1%
Key Energy Services, Inc.
 6.375%, due 5/1/13 .................................       370,000      371,850
Newpark Resources, Inc.
 Series B
 8.625%, due 12/15/07 ...............................       575,000      569,250
Pride International, Inc.
 7.375%, due 7/15/14 ................................       430,000      471,925
                                                                      ----------
                                                                       1,413,025
                                                                      ----------
Food & Staples Retailing - 0.6%
Roundy's, Inc.
 Series B
 8.875%, due 6/15/12 ................................       370,000      381,100
Stater Brothers Holdings, Inc.
 8.125%, due 6/15/12 ................................       370,000      360,750
                                                                      ----------
                                                                         741,850
                                                                      ----------



See accompanying notes to financial statements.         34

                                                                 MCMORGAN FUNDS





Corporate Bonds  (continued)


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Food Products - 1.3%
Del Monte Corp.
 8.625%, due 12/15/12 ................................    $380,000    $  418,000
Dole Food Co., Inc.
 8.875%, due 3/15/11 .................................      32,000        34,160
Pinnacle Foods Holding Corp.
 8.25%, due 12/1/13  .................................     440,000       393,800
Reddy Ice Group, Inc.
 (zero coupon), due 11/1/12 (c) ......................     495,000       356,400
 8.875%, due 8/1/11 ..................................     335,000       371,850
                                                                      ----------
                                                                       1,574,210
                                                                      ----------
Gas Utilities - 0.9%
ANR Pipeline, Inc.
 8.875%, due 3/15/10 .................................     620,000       680,095
Ferrellgas Partners L.P.
 6.75%, due 5/1/14 ...................................     475,000       458,375
                                                                      ----------
                                                                       1,138,470
                                                                      ----------
Health Care Equipment & Supplies - 1.4%
Fisher Scientific International, Inc.
 6.125%, due 7/1/15 (c) ..............................     375,000       375,468
 8.00%, due 9/1/13 ...................................     500,000       571,250
Fresenius Medical Capital Trust IV
 7.875%, due 6/15/11 .................................     325,000       349,375
Norcross Safety Products LLC
 Series B
 9.875%, due 8/15/11 .................................     400,000       418,000
                                                                      ----------
                                                                       1,714,093
                                                                      ----------
Health Care Providers & Services - 4.6%
Ardent Health Services, Inc.
 10.00%, due 8/15/13 .................................     425,000       513,719
Concentra Operating Corp.
 9.125%, due 6/1/12  .................................     325,000       344,500
 9.50%, due 8/15/10 ..................................     275,000       292,875
HCA, Inc.
 5.75%, due 3/15/14 ..................................     835,000       831,313
 6.375%, due 1/15/15 .................................     220,000       228,273
IASIS Healthcare Corp.
 8.75%, due 6/15/14 ..................................     530,000       575,050
National Mentor, Inc.
 9.625%, due 12/1/12 (c) .............................     475,000       499,938
Psychiatric Solutions, Inc.
 7.75%, due 7/15/15 (c) ..............................     349,000       349,000
Service Corp. International
 7.00%, due 6/15/17 (c) ..............................     865,000       888,787
Tenet Healthcare Corp.
 6.50%, due 6/1/12 ...................................     150,000       142,500
 9.25%, due 2/1/15 (c) ...............................     250,000       259,375
 9.875%, due 7/1/14  .................................     150,000       160,875
Triad Hospitals, Inc.
 7.00%, due 11/15/13 .................................     200,000       205,500
Vanguard Health Holding Co. II
 9.00%, due 10/1/14  .................................     475,000       513,000
                                                                      ----------
                                                                       5,804,705
                                                                      ----------


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Hotels, Restaurants & Leisure - 6.4%
American Casino & Entertainment
 Properties LLC
 7.85%, due 2/1/12 ...................................    $540,000    $  572,400
Herbst Gaming, Inc.
 8.125%, due 6/1/12 ..................................     620,000       657,200
Inn of the Mountain Gods Resort &
 Casino
 12.00%, due 11/15/10 ................................     275,000       317,625
Isle of Capri Casinos, Inc.
 7.00%, due 3/1/14 ...................................     225,000       226,125
 9.00%, due 3/15/12 ..................................     400,000       435,000
Mandalay Resort Group
 6.375%, due 12/15/11 ................................     530,000       537,950
 9.375%, due 2/15/10 .................................      89,000        99,456
Mohegan Tribal Gaming Authorities
 6.125%, due 2/15/13 (c) .............................     440,000       444,400
 7.125%, due 8/15/14 .................................     300,000       314,250
Pinnacle Entertainment, Inc.
 8.75%, due 10/1/13 ..................................     460,000       487,600
Scientific Games Corp.
 6.25%, due 12/15/12 (c) .............................     470,000       474,700
Seneca Gaming Corp.
 7.25%, due 5/1/12 ...................................     450,000       465,188
Six Flags, Inc.
 8.875%, due 2/1/10 ..................................     140,000       136,500
 9.625%, due 6/1/14 ..................................     160,000       149,600
Station Casinos, Inc.
 6.50%, due 2/1/14 ...................................     530,000       540,600
Town Sports International, Inc.
 9.625%, due 4/15/11 .................................     400,000       414,000
Turning Stone Casino Resort Enterprise
 9.125%, due 12/15/10 (c) ............................     245,000       259,088
Vail Resorts, Inc.
 6.75%, due 2/15/14 ..................................     370,000       375,550
Worldspan L.P.
 9.0243%, due 2/15/11 (c) ............................     523,000       475,930
Wynn Las Vagas LLC
 6.625%, due 12/1/14 (c) .............................     575,000       559,188
                                                                      ----------
                                                                       7,942,350
                                                                      ----------
Household Durables - 3.2%
ALH Finance LLC
 8.50%, due 1/15/13 ..................................     691,000       633,128
Beazer Homes USA, Inc.
 6.50%, due 11/15/13 .................................     315,000       311,063
K. Hovnanian Enterprises, Inc.
 8.875%, due 4/1/12 ..................................     425,000       460,062
KB Home
 5.75%, due 2/1/14 ...................................     425,000       421,217
Meritage Homes Corp.
 6.25%, due 3/15/15 ..................................     512,000       476,160
Norcraft Capital Corp.
 (zero coupon), due 9/1/12 ...........................     490,000       338,100
Sealy Mattress Co.
 8.25%, due 6/15/14 ..................................     575,000       580,750



See accompanying notes to financial statements.         35


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Household Durables (continued)
Simmons Co.
 (zero coupon), due 12/15/14 (c) .....................    $580,000    $  261,000
 7.875%, due 1/15/14 .................................     280,000       240,800
William Lyon Homes, Inc.
 10.75%, due 4/1/13 ..................................     250,000       271,250
                                                                      ----------
                                                                       3,993,530
                                                                      ----------
Household Products - 0.8%
Johnsondiversey Holdings, Inc.
 (zero coupon), due 5/15/13 ..........................     550,000       391,188
Spectrum Brands, Inc.
 7.375%, due 2/1/15 (c) ..............................     640,000       619,200
                                                                      ----------
                                                                       1,010,388
                                                                      ----------
IT Services - 1.1%
Activant Solutions, Inc.
 9.09%, due 4/1/10 (c) ...............................     175,000       181,125
 10.50%, due 6/15/11 .................................     635,000       688,975
Iron Mountain, Inc.
 8.625%, due 4/1/13 ..................................     530,000       548,550
                                                                      ----------
                                                                       1,418,650
                                                                      ----------
Leisure Equipment & Products - 0.8%
Leslie's Poolmart
 7.75%, due 2/1/13 ...................................     560,000       565,600
True Temper Sports, Inc.
 8.375%, due 9/15/11 .................................     475,000       440,563
                                                                      ----------
                                                                       1,006,163
                                                                      ----------
Machinery - 1.0%
Columbus McKinnon Corp.
 8.50%, due 4/1/08 ...................................     300,000       294,000
Gardner Denver, Inc.
 8.00%, due 5/1/13 (c) ...............................     445,000       450,189
Mueller Group, Inc.
 10.00%, due 5/1/12 ..................................     135,000       141,750
Mueller Holdings, Inc.
 (zero coupon), due 4/15/14 ..........................     425,000       310,250
                                                                      ----------
                                                                       1,196,189
                                                                      ----------
Machinery & Engineering - 0.3%
Douglas Dynamics LLC
 7.75%, due 1/15/12 (c) ..............................     440,000       431,200
                                                                      ----------
Media - 10.5%
Adelphia Communications Corp.
 10.875%, due 10/1/10 (f) ............................     635,000       552,450
Affinity Group, Inc.
 9.00%, due 2/15/12 ..................................     450,000       455,625
AMC Entertainment, Inc.
 7.51813%, due 8/15/10 ...............................     223,000       230,526


                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ------------------------
Media (continued)
CBD Media Holdings
 9.25%, due 7/15/12  ...............................    $  590,000   $   597,375
Charter Communications
 Operation LLC
 8.00%, due 4/30/12 (c) ............................       200,000       199,000
 8.625%, due 4/1/09 ................................     1,700,000     1,262,250
CSC Holdings, Inc.
 6.75%, due 4/15/12 (c) ............................       635,000       596,900
 7.625%, due 7/15/18  ..............................       635,000       612,775
Dex Media, Inc.
 (zero coupon), due 11/15/13 .......................       560,000       450,800
 8.00%, due 11/15/13 ...............................       395,000       419,688
DirectTV Holdings, Inc.
 8.375%, due 3/15/13 ...............................       402,000       445,215
EchoStar DBS Corp.
 5.75%, due 10/1/08 ................................       630,000       626,063
Emmis Communications Corp.
 (zero coupon), due 6/15/12 (c) ....................       570,000       579,975
Houghton Mifflin Co.
 (zero coupon), due 10/15/13 .......................       710,000       518,300
LIN Television Corp.
 6.50%, due 5/15/13 ................................       250,000       237,500
Mediacom BroadBand LLC
 11.00%, due 7/15/13 ...............................       420,000       454,650
Medianews Group, Inc.
 6.875%, due 10/1/13 ...............................       480,000       475,800
NextMedia Operating, Inc.
 10.75%, due 7/1/11 ................................       200,000       217,250
PanAmSat Corp.
 9.00%, due 8/15/14  ...............................       349,000       380,845
Radio One, Inc.
 6.375%, due 2/15/13 (c) ...........................       730,000       718,138
River Rock Entertainment Co.
 9.75%, due 11/1/11 ................................       300,000       329,250
Salem Communications Corp.
 7.75%, due 12/15/10 ...............................       475,000       494,000
SITEL Corp.
 9.25%, due 3/15/06 ................................       660,000       653,400
Vertis, Inc.
 Series B
 10.875%, due 6/15/09 ..............................       200,000       191,000
 13.50%, due 12/7/09 (c) ...........................       200,000       149,250
WMG Holdings Corp.
 (zero coupon), due 12/15/14 (c) ...................       354,000       244,260
 7.375%, due 4/15/14  ..............................       285,000       287,850
Young Broadcasting, Inc.
 8.75%, due 1/15/14 ................................       100,000        88,500
 10.00%, due 3/1/11 ................................       475,000       451,250
Zeus Special Subsidiary Ltd.
 (zero coupon), due 2/1/15 (c) .....................       260,000       173,550
                                                                     -----------
                                                                      13,093,435
                                                                     -----------



See accompanying notes to financial statements.         36

                                                                 MCMORGAN FUNDS





Corporate Bonds  (continued)


                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                         -----------------------
Metals & Mining - 1.0%
Century Aluminum Co.
 7.50%, due 8/15/14 .................................    $  475,000   $  469,063
Chaparral Steel Company
 10.00%, due 7/15/13 (c) ............................       378,000      379,890
International Steel Group, Inc.
 6.50%, due 4/15/14 .................................       350,000      336,000
                                                                      ----------
                                                                       1,184,953
                                                                      ----------
Multiline Retail - 0.3%
Saks, Inc.
 7.00%, due 12/1/13 .................................       425,000      425,000
                                                                      ----------
Multi-Utilities & Unregulated Power - 7.8%
AES Corp. (The)
 8.75%, due 5/15/13 (c) .............................       780,000      871,650
Aquila, Inc.
 7.625%, due 11/15/09 ...............................       485,000      500,763
Calpine Corp.
 8.50%, due 2/15/11 .................................       304,000      208,240
 8.75%, due 7/15/13 (c) .............................       250,000      185,000
Dynegy Holdings, Inc.
 10.125%, due 7/15/13 (c) ...........................     1,180,000    1,333,400
Edison Mission Energy
 10.00%, due 8/15/08 ................................     1,410,000    1,582,725
Northwestern Corp.
 5.875%, due 11/1/14 (c) ............................       305,000      312,625
NRG Energy, Inc.
 8.00%, due 12/15/13 (c) ............................       557,000      587,635
Reliant Energy, Inc.
 6.75%, due 12/15/14 ................................       530,000      518,075
 9.50%, due 7/15/13 .................................       275,000      305,250
Sonat, Inc.
 7.625%, due 7/15/11 ................................     1,770,000    1,783,275
Williams Cos., Inc. (The)
 7.625%, due 7/15/19 ................................     1,400,000    1,575,000
                                                                      ----------
                                                                       9,763,638
                                                                      ----------
Oil & Gas - 2.0%
Chesapeake Energy Corp.
 6.625%, due 1/15/16 (c) ............................       285,000      294,263
 6.875%, due 1/15/16 ................................       400,000      417,000
Comstock Resources, Inc.
 6.875%, due 3/1/12 .................................       385,000      388,850
MarkWest Energy Finance Corp.
 6.875%, due 11/1/14  ...............................       800,000      796,000
Swift Energy Co.
 7.625%, due 7/15/11 ................................       275,000      286,000
 9.375%, due 5/1/12 .................................       300,000      323,250
                                                                      ----------
                                                                       2,505,363
                                                                      ----------
Paper & Forest Products - 1.4%
Appleton Papers, Inc.
 8.125%, due 6/15/11 ................................       220,000      214,500


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Paper & Forest Products (continued)
Buckeye Technologies, Inc.
 8.00%, due 10/15/10 .................................    $475,000    $  456,000
Georgia-Pacific Corp.
 8.125%, due 5/15/11 .................................     950,000     1,071,125
                                                                      ----------
                                                                       1,741,625
                                                                      ----------
Personal Products - 0.5%
Aearo Co. I
 8.25%, due 4/15/12 ..................................     580,000       580,000
                                                                      ----------
Real Estate - 1.1%
American Real Estate Partners L.P.
 7.125%, due 2/15/13 (c) .............................     770,000       754,600
Host Marriot L.P.
 7.125%, due 11/1/13 .................................     530,000       552,525
                                                                      ----------
                                                                       1,307,125
                                                                      ----------
Semiconductors & Semiconductor Equipment - 0.6%
Amkor Technology, Inc.
 7.75%, due 5/15/13 ..................................     172,000       147,920
MagnaChip Semiconductor S.A.
 6.66% due 12/15/11 (c) ..............................     585,000       579,150
                                                                      ----------
                                                                         727,070
                                                                      ----------
Specialized Services - 0.5%
Crystal US Holdings 3 LLC
  Series B
 10.50%, due 10/1/14  ................................     330,000       229,350
K & F Acquisition, Inc.
  7.75%, due 11/15/2014  .............................     380,000       388,550
                                                                      ----------
                                                                         617,900
                                                                      ----------
Specialty Retail - 1.6%
Affinity Group, Inc.
 10.875%, due 2/15/12 ................................     240,000       232,200
Asbury Automotive Group, Inc.
 9.00%, due 6/15/12 ..................................     430,000       439,675
Lazydays RV Center, Inc.
 11.75%, due 5/15/12 .................................     530,000       552,525
Nebraska Book Co., Inc.
 8.625%, due 3/15/12 .................................     250,000       233,125
Petro Stopping Centers L.P.
 9.00%, due 2/15/12 ..................................     580,000       582,900
                                                                      ----------
                                                                       2,040,425
                                                                      ----------
Telecommunications - 0.4%
American Cellular Corp.
 Series B
 10.00%, due 8/1/11 ..................................     240,000       243,600
CCO Holdings LLC.
 8.75%, due 11/15/13 .................................     200,000       197,000
Valor Telecommunications Enterprises LLC
 7.75%, due 2/15/15 (c) ..............................      65,000        63,863
                                                                      ----------
                                                                         504,463
                                                                      ----------



See accompanying notes to financial statements.         37

HIGH YIELD FUND


                                                        PRINCIPAL
                                                         AMOUNT         VALUE
                                                        ------------------------
Textiles, Apparel & Luxury Goods - 0.5%
Jostens Holding Corp.
 7.625%, due 10/1/12  ..............................    $580,000    $    572,750
                                                                    ------------
Transportation Infrastructure - 0.4%
Great Lakes Dredge & Dock Corp.
 7.75%, due 12/15/13 ...............................     200,000         151,500
Hornbeck Offshore Services, Inc.
 Series B
 6.125%, due 12/1/14 ...............................     370,000         374,625
                                                                    ------------
                                                                         526,125
                                                                    ------------
Wireless Telecommunication Services - 2.4%
Alamosa Delaware, Inc.
 8.50%, due 1/31/12 ................................     530,000         555,838
American Tower Corp.
 7.125%, due 10/15/12  .............................     305,000         322,537
Dobson Communications Corp.
 8.875%, due 10/1/13 ...............................      89,000          81,435
Nextel Communications, Inc.
 7.375%, due 8/1/15 ................................     330,000         356,400
Nextel Partners, Inc.
 8.125%, due 7/1/11 ................................     400,000         434,000
Pegasus Satellite Communications, Inc.
 11.25%, due 1/15/10 (c)(f) ........................     150,000          82,313
Rural Cellular Corp.
 8.25%, due 3/15/12 ................................     135,000         141,075
 9.75%, due 1/15/10 ................................     150,000         139,500
SBA Telecomunications, Inc.
 (zero coupon), due 12/15/11 .......................     783,000         720,360
US Unwired, Inc.
 10.00%, due 6/15/12 ...............................     175,000         194,687
                                                                    ------------
                                                                       3,028,145
                                                                    ------------
Total Corporate Bonds
 (Cost $109,027,202) ...............................                 108,077,635
                                                                    ------------
Foreign Corporate Bonds 8.2%
Chemicals - 1.0%
Invista
 9.25%, due 5/1/12 (c) .............................     660,000         721,050
Nova Chemicals Ltd.
 6.50%, due 1/15/12 ................................     580,000         562,600
                                                                    ------------
                                                                       1,283,650
                                                                    ------------
Commercial Services & Supplies - 0.5%
Waste Services, Inc.
 9.50%, due 4/15/14 (c) ............................     610,000         603,900
                                                                    ------------
Containers & Packaging - 0.4%
Crown Euro Holdings S.A.
 10.875%, due 3/1/13 ...............................     400,000         470,000
                                                                    ------------
Diversified Financial Services - 0.7%
JSG Funding PLC
 9.625%, due 10/1/12 ...............................     845,000         845,000
                                                                    ------------


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Electronic Equipment & Instruments - 0.4%
Flextronics International Ltd.
 6.50%, due 5/15/13 ..................................    $530,000    $  548,550
                                                                      ----------
Food & Staples Retailing - 0.2%
Jean Coutu Group (PJC), Inc.
 8.50%, due 8/1/14  ..................................     315,000       311,063
                                                                      ----------
Health Care Providers & Services - 0.5%
VWR International, Inc.
 6.875%, due 4/15/12  ................................     240,000       236,400
 8.00%, due 4/15/14  .................................     370,000       352,425
                                                                      ----------
                                                                         588,825
                                                                      ----------
Hotels, Restaurants & Leisure - 0.6%
Intrawest Corp.
 7.50%, due 10/15/13 .................................     300,000       307,875
Royal Caribbean Cruises Ltd.
 6.875%, due 12/1/13 .................................     400,000       426,000
                                                                      ----------
                                                                         733,875
                                                                      ----------
Machinery - 0.3%
Maax Corp.
 9.75%, due 6/15/12 ..................................     420,000       370,650
                                                                      ----------
Metals & Mining - 0.8%
Novelis, Inc.
 7.25%, due, 2/15/15 (c) .............................     520,000       521,950
Russel Metals, Inc.
 6.375%, due 3/1/14 ..................................     525,000       490,875
                                                                      ----------
                                                                       1,012,825
                                                                      ----------
Multi-Utlities & Unregulated Power - 0.5%
Calpine Canada Energy Finance
 8.50%, due 5/1/08 ...................................     841,000       605,520
                                                                      ----------
Paper & Forest Products - 1.3%
Abitibi-Consolidated, Inc.
 6.00%, due 6/20/13 ..................................     425,000       391,000
Bowater Canada Finance
 7.95%, due 11/15/11 .................................     445,000       471,143
Fraser Papers, Inc.
 8.75%, due 3/15/15 (c) ..............................     400,000       366,000
Tembec Industries, Inc.
 8.625%, due 6/30/09 .................................     425,000       346,375
                                                                      ----------
                                                                       1,574,518
                                                                      ----------



See accompanying notes to financial statements.         38

                                                                 MCMORGAN FUNDS





Foreign Corporate Bonds (continued)


                                                        PRINCIPAL
                                                         AMOUNT         VALUE
                                                        ------------------------
Wireless Telecommunication Services - 1.0%
Inmarsat Finance PLC
 (zero coupon), due 11/15/12 .......................    $125,000    $     98,125
 7.625%, due 6/30/12   .............................     450,000         474,750
Intelsat Bermuda Ltd.
 7.805%, due 1/15/12 (c) ...........................     700,000         712,250
                                                                    ------------
                                                                       1,285,125
                                                                    ------------
Total Foreign Corporate Bonds
 (Cost $10,511,200) ................................                  10,233,501
                                                                    ------------
Total Long Term Bonds
 (Cost $119,538,402) ...............................                 118,311,136
                                                                    ------------



                                                              SHARES
                                                              ------
Preferred Stocks 1.2%
Media - 1.2%
Haights Cross Communications, Inc.
 16.00%, Class B (g)(h)(i) ...............................    6,286      358,302
Paxson Communications Corp.
 14.25% (g) ..............................................       80      518,580
Spanish Broadcasting System, Inc.
 10.75%, Series B  (g) ...................................      480      513,493
                                                                       ---------
Total Preferred Stocks
 (Cost $1,468,645) .......................................             1,390,375
                                                                       ---------
Warrants 0.0% (b)
Machinery - 0.0% (b)
Mueller Holdings, Inc.
 Strike $0.001
 Expire 4/15/14 (a) ......................................      235       82,250
                                                                       ---------
Media - 0.0% (b)
Haights Cross Communications, Inc.
 Strike $0.001
 Expire 12/10/11 (a)(h)(i)(j) ............................        7            0(k)
 Preferred Class A
 Strike $0.001
 Expire 12/10/11 (a)(h)(i)(j) ............................    6,225           62
                                                                       ---------
                                                                              62
                                                                       ---------
Total Warrants
 (Cost $10,555) ..........................................                82,312
                                                                       ---------
Common Stock 0.1%
Chemicals - 0.1%
Huntsman Corp ............................................    5,871      119,005
                                                                       ---------
Total Common Stock
  (Cost $43,855) .........................................               119,005
                                                                       ---------


                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                       -------------------------
Short-Term Investments 2.8%
U.S. Government Agencies - 2.8%
Federal Home Loan Banks
 3.10%, due 7/7/05 ................................    $1,500,000   $  1,499,226
 3.12%, due 7/8/05 ................................     2,000,000      1,998,786
                                                                    ------------
Total Short-Term Investments
 (Cost $3,498,012) ................................                    3,498,012
                                                                    ------------
Total Investments
 (Cost $124,559,469) (l) ..........................          98.8%   123,400,840
Cash and Other Assets,
 Less Liabilities .................................           1.2      1,584,970
                                                       ----------   ------------
Net Assets ........................................         100.0%  $124,985,810
                                                       ==========   ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) May be sold to institutional investors only. The total market value of these securities at June 30, 2005 is $35,233,758 which represents 28.2% of the Fund's net assets.
(d) Target Return Index Securities Trust. Static portfolio comprised of 70 bullet High Yield bonds selected from the Lehman Brothers High Yield Index.
(e) 195 Units - each unit reflects $1,000 principal amount of zero coupon Senior Notes plus 1 warrant to aquire 0.6902 shares of common stock at $0.01 per share at a future date.
(f)  Isssue in default.
(g) PIK ("Payment in Kind") -Interest or dividend payment is made with additional securities.
(h) Illiquid security. The total market value of these securities at June 30, 2005 is $358,364, which represents 0.3% of the Fund's net assets.
(i) Restricted security. The total market value of these securities at June 30, 2005 is $358,364, which represents 0.3% of the Fund's net assets.
(j) Fair valued security. The total market value of these securities at June 30, 2005 is $62, which represents less than 0.1% of the Fund's net assets.
(k)  Less than one dollar.
(l) Aggregate cost for federal income tax purposes is $124,559,489, and net unrealized depreciation is as follows:

   Gross unrealized appreciation ................................   $  2,075,633
   Gross unrealized depreciation ................................     (3,234,282)
                                                                    ------------
   Net unrealized depreciation ..................................    ($1,158,649)
                                                                    ============



See accompanying notes to financial statements.         39

High Yield Fund



Statement of Assets and Liabilities
JUNE 30, 2005

ASSETS:
 Investments in securities at value
   (cost $124,559,469) ..........................................   $123,400,840
 Cash-interest bearing accounts .................................         38,624
 Dividends and interest receivable ..............................      2,340,727
 Receivable for securities sold .................................      1,050,000
 Other assets ...................................................         19,372
                                                                    ------------
    Total assets ................................................    126,849,563
                                                                    ------------
LIABILITIES:
 Payable for securities purchased ...............................      1,769,576
 Payable to Advisor, net ........................................         57,530
 Administration fees payable ....................................          5,182
 Accounting fees payable ........................................          3,561
 Accrued expenses ...............................................         27,904
                                                                    ------------
    Total liabilities ...........................................      1,863,753
                                                                    ------------
 Net Assets .....................................................   $124,985,810
                                                                    ============
NET ASSETS CONSIST OF:
 Capital paid-in ................................................   $125,915,823
 Accumulated undistributed net investment
   income .......................................................        227,068
 Accumulated net realized gain on investments ...................          1,548
 Net unrealized depreciation on investments .....................     (1,158,629)
                                                                    ------------
                                                                    $124,985,810
                                                                    ============
Net Assets:
 Class McMorgan .................................................   $124,985,810
                                                                    ============
Shares Outstanding:
 Class McMorgan .................................................     12,324,121
                                                                    ============
Net asset value and redemption price per share:
 Class McMorgan .................................................   $      10.14
                                                                    ============

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2005


INVESTMENT INCOME:
 Interest .........................................................   $6,409,837
 Dividends ........................................................      143,614
                                                                      ----------
    Total investment income .......................................    6,553,451
                                                                      ==========
Expenses:
 Investment advisory fees (Note F) ................................      409,952
 Administration fees ..............................................       41,599
 Accounting Fees ..................................................       36,482
 Trustees fees ....................................................       21,998
 Legal fees .......................................................       17,100
 Custodian fees ...................................................       14,517
 Auditing fees ....................................................       14,000
 Insurance fees ...................................................       12,243
 Offering costs expense ...........................................        9,031
 Report to shareholder expense ....................................        6,575
 Transfer agent fees ..............................................        4,239
 Miscellaneous expenses ...........................................       25,769
                                                                      ----------
    Total expenses ................................................      613,505
                                                                      ----------
Net Investment Income .............................................    5,939,946
                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments .................................        1,556
 Net change in unrealized depreciation on
   investments ....................................................     (425,768)
                                                                      ----------
 Net realized and unrealized loss on investments ..................     (424,212)
                                                                      ----------
Increase in net assets from operations ............................   $5,515,734
                                                                      ==========



See accompanying notes to financial statements.         40

                                                                 MCMORGAN FUNDS


High Yield Fund



Statement of Changes in Net Assets


                                                       FOR THE         FOR THE
                                                      YEAR ENDED    PERIOD ENDED
                                                      6/30/2005      6/30/2004*
                                                     ------------   ------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income ..........................    $  5,939,946    $ 2,721,416
 Net realized gain on investments ...............           1,556        336,385
 Net change in unrealized depreciation on
  investments....................................        (425,768)      (732,861)
                                                     ------------    -----------
 Increase in net assets .........................       5,515,734      2,324,940
                                                     ------------    -----------
Dividends and distributions to shareholders:
 From net investment income
   Class McMorgan shares.........................      (5,828,372)    (2,605,922)
 From capital gains
   Class McMorgan shares.........................        (336,393)            --
                                                     ------------    -----------
 Total dividends and distributions to
  shareholders...................................      (6,164,765)    (2,605,922)
                                                     ------------    -----------
Capital share transactions:
 Net proceeds from sale of shares:
   Class McMorgan shares.........................      66,740,076     53,565,150
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class McMorgan shares.........................       6,164,761      2,605,920
                                                     ------------    -----------
                                                       72,904,837     56,171,070
 Cost of shares redeemed:
   Class McMorgan shares.........................      (3,160,084)            --
                                                     ------------    -----------
 Total increase in net assets derived from
  capital share transactions.....................      69,744,753     56,171,070
                                                     ------------    -----------
 Total increase in net assets ...................      69,095,722     55,890,088
Net Assets:
 Beginning of period ............................      55,890,088             --
                                                     ------------    -----------
 End of period (including undistibuted net
  investment income of $227,068 and $115,494,
  respectively)..................................    $124,985,810    $55,890,088
                                                     ============    ===========

---------------
*   Fund commenced operations on November 3, 2003.


See accompanying notes to financial statements.         41

High Yield Fund




Financial Highlights


The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                    FOR THE           FOR THE
                                                   YEAR ENDED      PERIOD ENDED
                                                   6/30/2005        6/30/2004*
                                                 --------------   --------------
                                                 CLASS MCMORGAN   CLASS MCMORGAN
                                                 --------------   --------------
Net asset value, beginning of period ........       $   9.94          $ 10.00
                                                    --------          -------
 Income from investment operations:
 Net investment income ......................           0.72             0.48
 Net realized and unrealized gain (loss) on
  investments................................           0.25            (0.06)
                                                    --------          -------
   Total from investment operations..........           0.97             0.42
                                                    --------          -------
 Less dividends and distributions:
 From net investment income .................          (0.72)           (0.48)
 From capital gains .........................          (0.05)              --
                                                    --------          -------
   Total dividends and distributions.........          (0.77)           (0.48)
                                                    --------          -------
Net asset value, end of period ..............       $  10.14          $  9.94
                                                    ========          =======
TOTAL RETURN ................................           9.94%            4.23% (a)
Ratios/Supplemental Data
 Net assets, end of period (in 000's) .......       $124,986          $55,890
 Ratio of expenses to average net assets
  before reimbursement and recovery of
  expenses by Advisor........................           0.75%            0.81% +
 Ratio of expenses to average net assets
  after reimbursement of expenses by Advisor.           0.75%            0.75% +
 Ratio of net investment income to average
  net assets before reimbursement of expenses
  by Advisor.................................           7.24%            7.62% +
 Ratio of net investment income to average
  net assets after reimbursement of expenses
  by Advisor.................................           7.24%            7.68% +
 Portfolio turnover .........................             86%           40.00%

---------------
*   The Fund commenced operations on November 3, 2003.
(a) Total return is not annualized.
+   Annualized.


See accompanying notes to financial statements.         42

                                                                 MCMORGAN FUNDS



BALANCED FUND




Portfolio of Investments
June 30, 2005

Common Stocks 64.0%


                                                               SHARES     VALUE
                                                               -----------------
Consumer Discretionary - 6.4%
 Abercrombie & Fitch Co. Class A ..........................     1,124   $ 77,219
 Adesa, Inc.  .............................................       647     14,085
 Advanced Auto Parts, Inc. (a) ............................       472     30,468
 American Eagle Outfitters, Inc.  .........................     1,194     36,596
 American Greetings Corp. Class A .........................       851     22,551
 AutoZone, Inc. (a) .......................................       114     10,540
 Barnes & Noble, Inc. (a) .................................       751     29,139
 Black & Decker Corp. (The)  ..............................       372     33,424
 Borders Group, Inc.  .....................................       362      9,162
 BorgWarner, Inc.  ........................................       474     25,440
 Brinker International, Inc. (a) ..........................       770     30,838
 Catalina Marketing Corp.  ................................       432     10,977
 CBRL Group, Inc.  ........................................       374     14,534
 Chico's FAS, Inc. (a) ....................................       740     25,367
 Circuit City Stores, Inc.  ...............................     1,871     32,350
 Coach, Inc. (a) ..........................................       650     21,820
 Comcast Corp. Class A (a) ................................       144      4,421
 Cooper Tire & Rubber Co.  ................................       137      2,544
 Darden Restaurants, Inc.  ................................     1,927     63,552
 Delphi Corp.  ............................................     3,666     17,047
 Dillard's, Inc. Class A ..................................       896     20,984
 Dollar Tree Stores, Inc. (a) .............................       188      4,512
 Eastman Kodak Co.  .......................................     3,611     96,955
 eBay, Inc.  ..............................................     2,291     75,626
 Emmis Communications Corp. Class A (a) ...................        57      1,007
 Federated Department Stores, Inc.  .......................     1,756    128,680
 Ford Motor Co.  ..........................................    23,212    237,691
 Fortune Brands, Inc.  ....................................       440     39,072
 Furniture Brands International, Inc.  ....................       247      5,338
 Gannett Co., Inc.  .......................................       350     24,896
 General Motors Corp.  ....................................     4,151    141,134
 Genuine Parts Co.  .......................................       396     16,272
 Goodyear Tire & Rubber Co. (The) (a) .....................     2,195     32,706
 GTECH Holdings Corp.  ....................................       475     13,889
 Harman International Industries, Inc.  ...................       317     25,791
 Harrah's Entertainment, Inc.  ............................     1,717    123,744
 Hilton Hotels Corp.  .....................................     4,245    101,243
 Home Depot, Inc. (The)  ..................................     3,123    121,485
 J.C. Penney Co., Inc. Holding Co. ........................     2,947    154,953
 Jones Apparel Group, Inc.  ...............................       184      5,711
 Krispy Kreme Doughnuts, Inc. (a) .........................       136        947
 Lear Corp.  ..............................................       101      3,674
 Lennar Corp.  ............................................       466     29,568
 Limited Brands, Inc.  ....................................     1,619     34,679
 Marriott International, Inc. Class A .....................       477     32,541
 Mattel, Inc.  ............................................       624     11,419
 May Department Stores Co.  ...............................     3,047    122,368
 Maytag Corp.  ............................................       968     15,159
 McDonald's Corp.  ........................................     6,979    193,667


                                                             SHARES      VALUE
                                                             -------------------
Consumer Discretionary (continued)
 Media General, Inc. Class A ............................       112   $    7,253
 Michaels Stores, Inc.  .................................     1,702       70,412
 Neiman Marcus Group Inc. (The) Class A .................       502       48,654
 Newell Rubbermaid, Inc.  ...............................     2,829       67,443
 Nordstrom, Inc.  .......................................       513       34,869
 Office Depot, Inc. (a)  ................................     1,709       39,034
 Omnicom Group, Inc.  ...................................       315       25,156
 O'Reilly Automotive, Inc. (a)  .........................       431       12,848
 Payless ShoeSource, Inc. (a) ...........................       871       16,723
 Reader's Digest Association, Inc. (The)  ...............       626       10,329
 Rent-A-Center, Inc. (a) ................................       122        2,841
 Ruby Tuesday, Inc.  ....................................       110        2,849
 Ryland Group, Inc. (The)  ..............................       192       14,567
 Saks, Inc.  ............................................       991       18,799
 Sears Holdings Corp. (a) ...............................       685      102,661
 Staples, Inc.  .........................................     1,396       29,752
 Starbucks Corp. (a) ....................................       944       48,767
 Starwood Hotels & Resorts
   Worldwide, Inc. ......................................       988       57,867
 Target Corp.  ..........................................     9,412      512,107
 Time Warner, Inc. (a)  .................................    14,728      246,105
 TJX Cos., Inc. (The)  ..................................       811       19,748
 Toll Brothers, Inc. (a)  ...............................       107       10,866
 Toys "R" Us, Inc. (a)  .................................     1,644       43,533
 Tupperware Corp.  ......................................       230        5,375
 Viacom, Inc. Class B ...................................     9,563      306,207
 Visteon Corp.  .........................................     1,505        9,075
 Walt Disney Co. (The)  .................................    13,441      338,444
 Wendy's International, Inc.  ...........................       469       22,348
 Whirlpool Corp.  .......................................       261       18,299
 Yum! Brands, Inc.  .....................................     1,097       57,132
                                                                      ----------
                                                                       4,527,848
                                                                      ----------
Consumer Staples - 4.8%
 Albertson's, Inc.  .....................................     2,425       50,149
 Altria Group, Inc.  ....................................    12,906      834,502
 Archer-Daniels-Midland Co.  ............................     5,389      115,217
 BJ's Wholesale Club, Inc.(a) ...........................       108        3,509
 Clorox Co. (The)  ......................................     1,333       74,275
 Coca-Cola Co. (The)  ...................................     2,734      114,144
 ConAgra Foods, Inc.  ...................................     1,763       40,831
 Costco Wholesale Corp.  ................................     1,465       65,661
 Dean Foods Co. (a) .....................................       615       21,673
 Energizer Holdings, Inc. (a)  ..........................       912       56,699
 Gillette Co. (The)  ....................................    16,446      832,661
 Kimberly-Clark Corp.  ..................................     2,513      157,289
 Kroger Co. (The) (a) ...................................     5,729      109,023
 Molson Coors Brewing Co. Class B .......................        89        5,518
 Pepsi Bottling Group, Inc. (The)  ......................     1,811       51,813
 PepsiCo, Inc.  .........................................     1,568       84,562
 Ruddick Corp.  .........................................       103        2,629
 Safeway, Inc.  .........................................     4,532      102,378
 Sara Lee Corp.  ........................................     4,872       96,514
 Sensient Technologies Corp.  ...........................       508       10,470





See accompanying notes to financial statements.         43


                                                             SHARES      VALUE
                                                             -------------------
Consumer Staples (continued)
 SUPERVALU, Inc.  .......................................     1,711   $   55,796
 Tyson Foods, Inc. Class A ..............................       618       11,000
 UST, Inc.  .............................................     1,319       60,225
 Wal-Mart Stores, Inc.  .................................     9,313      448,887
 Whole Foods Market, Inc.  ..............................       153       18,100
                                                                      ----------
                                                                       3,423,525
                                                                      ----------
Energy - 6.6%
 Amerada Hess Corp.  ....................................       206       21,941
 Anadarko Petroleum Corp.  ..............................     1,707      140,230
 Burlington Resources, Inc.  ............................     4,930      272,333
 ChevronTexaco Corp. (a) ................................     4,353      243,420
 ConocoPhillips  ........................................    11,278      648,372
 Devon Energy Corp.  ....................................     6,107      309,503
 EOG Resources, Inc.  ...................................       422       23,970
 ExxonMobil Corp.  ......................................    27,391    1,574,161
 Forest Oil Corp. (a) ...................................       359       15,078
 Halliburton Co.  .......................................     2,096      100,231
 Helmerich & Payne, Inc.  ...............................       641       30,076
 Kerr-McGee Corp.  ......................................     1,189       90,732
 Marathon Oil Corp.  ....................................     3,544      189,143
 Newfield Exploration Co. (a) ...........................       703       28,043
 Noble Energy, Inc.  ....................................       140       10,591
 Occidental Petroleum Corp.  ............................     4,097      315,182
 Overseas Shipholding Group, Inc.  ......................       227       13,540
 Patterson-UTI Energy, Inc.  ............................       293        8,154
 Pioneer Natural Resources Co.  .........................       347       14,602
 Plains Exploration & Production Co. (a) ................       967       34,358
 Sunoco, Inc.  ..........................................       893      101,515
 Transocean, Inc. (a) ...................................     2,661      143,614
 Unocal Corp.  ..........................................     2,291      149,030
 Valero Energy Corp.  ...................................     2,732      216,129
 XTO Energy, Inc.  ......................................       399       13,562
                                                                      ----------
                                                                       4,707,510
                                                                      ----------
Financials - 13.8%
 ACE, Ltd.  .............................................     3,583      160,697
 AFLAC, Inc.  ...........................................     6,344      274,568
 Allmerica Financial Corp. (a)  .........................        92        3,412
 American Express Co.  ..................................     5,235      278,659
 American Financial Group, Inc.  ........................       449       15,050
 American International Group, Inc.  ....................    11,914      692,204
 AmeriCredit Corp. (a) ..................................     1,868       47,634
 AmerUs Group Co.  ......................................       483       23,208
 AmSouth Bancorp  .......................................       832       21,632
 Aon Corp.  .............................................     3,243       81,205
 Apartment Investment &
   Management Co. Class A ...............................       874       35,764
 Archstone-Smith Trust {Reits} ..........................       927       35,801
 Bank of America Corp.  .................................     7,336      334,595
 Bank of Hawaii Corp.  ..................................       253       12,840
 Bank of New York Co., Inc. (The)  ......................     3,016       86,800
 Bear Stearns Cos., Inc. (The)  .........................       654       67,977
 BB&T Corp.  ............................................     3,766      150,527
 W. R. Berkley Corp.  ...................................       797       28,419


                                                               SHARES     VALUE
                                                               -----------------
Financials (continued)
 Capital One Financial Corp.  .............................     2,094   $167,541
 Chubb Corp. (The)  .......................................     2,421    207,262
 CIT Group, Inc.  .........................................     2,165     93,030
 Citigroup, Inc.  .........................................    15,199    702,650
 Colonial BancGroup, Inc. (The)  ..........................       371      8,184
 Comerica, Inc.  ..........................................     1,056     61,037
 Commerce Bancorp, Inc.  ..................................       373     11,306
 Compass Bancshares, Inc.  ................................       574     25,830
 Countrywide Financial Corp.  .............................     7,271    280,733
 Eaton Vance Corp.  .......................................     1,461     34,933
 A.G. Edwards, Inc.  ......................................       966     43,615
 Equity Residential  ......................................       666     24,522
 E*TRADE Financial Corp. (a) ..............................     4,571     63,948
 Everest Re Group Ltd.  ...................................       704     65,472
 Federal Home Loan Mortgage Corp.  ........................     3,633    236,980
 Federal National Mortgage Association  ...................     8,988    524,899
 Fifth Third Bancorp  .....................................        12        495
 First American Corp.  ....................................       419     16,819
 First Horizon National Corp.  ............................       509     21,480
 Franklin Resources, Inc.  ................................     1,363    104,924
 GATX Corp.  ..............................................       620     21,390
 Hartford Financial Services
   Group, Inc. (The) ......................................       948     70,891
 HCC Insurance Holdings, Inc.  ............................       836     31,659
 Hibernia Corp. Class A ...................................     1,316     43,665
 Horace Mann Educators Corp.  .............................       389      7,321
 Huntington Bancshares, Inc.  .............................       503     12,142
 Independence Community Bank Corp.  .......................       807     29,803
 Investors Financial Services Corp.  ......................       111      4,198
 Janus Capital Group, Inc.  ...............................       958     14,408
 JPMorgan Chase & Co.  ....................................     6,471    228,556
 KeyCorp  .................................................     2,538     84,135
 LaBranche & Co., Inc. (a) ................................       136        857
 Legg Mason, Inc.  ........................................     1,343    139,820
 Lehman Brothers Holdings, Inc.  ..........................     1,063    105,535
 Lincoln National Corp.  ..................................       383     17,970
 Loews Corp.  .............................................       440     34,100
 MBNA Corp.  ..............................................    27,828    727,981
 Merrill Lynch & Co., Inc.  ...............................     2,556    140,606
 MetLife, Inc.  ...........................................     9,334    419,470
 MoneyGram International, Inc.  ...........................       337      6,443
 Moody's Corp.  ...........................................       692     31,112
 National City Corp.  .....................................     4,952    168,962
 Ohio Casualty Corp.  .....................................       141      3,409
 Old Republic International Corp.  ........................     1,210     30,601
 Plum Creek Timber Co., Inc.  .............................       415     15,065
 PNC Financial Services Group, Inc. (The)  ................     1,184     64,481
 Principal Financial Group, Inc.  .........................     1,831     76,719
 Progressive Corp. (The)  .................................     2,050    202,561
 Protective Life Corp.  ...................................       449     18,957
 Providian Financial Corp. (a)  ...........................     6,873    121,171
 Prudential Financial, Inc.  ..............................     6,598    433,225
 Regions Financial Corp.  .................................       799     27,070


See accompanying notes to financial statements.         44

                                                                 MCMORGAN FUNDS





Common Stocks  (continued)


                                                             SHARES      VALUE
                                                             -------------------
Financials (continued)
 SAFECO Corp.  ..........................................     1,194   $   64,882
 SEI Investments Co.  ...................................       241        9,001
 Simon Property Group, Inc.  ............................       521       37,767
 St. Paul Travelers Cos., Inc. (The)  ...................     8,508      336,321
 StanCorp Financial Group, Inc.  ........................       176       13,478
 State Street Corp.  ....................................     1,433       69,142
 SunTrust Banks, Inc.  ..................................         9          650
 U.S. Bancorp  ..........................................     4,998      145,942
 Unizan Financial Corp.  ................................     1,312       35,149
 UnumProvident Corp.  ...................................     2,344       42,942
 Wachovia Corp.  ........................................       914       45,334
 Washington Mutual, Inc.  ...............................        15          610
 Webster Financial Corp.  ...............................       246       11,486
 Weingarten Realty Investors  ...........................       208        8,158
 Wells Fargo & Co.  .....................................     6,870      423,055
 Wilmington Trust Corp.  ................................       627       22,578
 XL Capital Ltd. Class A ................................     1,779      132,393
 Zions Bancorp  .........................................       194       14,265
                                                                      ----------
                                                                       9,794,088
                                                                      ----------
Health Care - 8.0%
 Abbott Laboratories  ...................................       231       11,321
 Aetna, Inc.  ...........................................     3,717      307,842
 AmerisourceBergen Corp.  ...............................     1,377       95,219
 Amgen, Inc. (a) ........................................     1,907      115,297
 Applera Corp.-Applied Biosystems Group  ................       607       11,940
 Apria Healthcare Group, Inc. (a) .......................       272        9,422
 C.R. Bard, Inc.  .......................................       246       16,361
 Barr Pharmaceuticals, Inc. (a) .........................       220       10,723
 Bausch & Lomb, Inc.  ...................................       326       27,058
 Baxter International, Inc.  ............................     3,513      130,332
 Becton, Dickinson & Co.  ...............................       588       30,852
 Biogen Idec, Inc. (a) ..................................       425       14,641
 Cardinal Health, Inc.  .................................     5,503      316,863
 Caremark Rx, Inc. (a) ..................................     3,547      157,912
 CIGNA Corp.  ...........................................     1,688      180,667
 Community Health Systems, Inc. (a)  ....................       276       10,430
 Coventry Health Care, Inc. (a)  ........................       161       11,391
 Edwards Lifesciences Corp. (a) .........................       246       10,583
 Forest Laboratories, Inc. (a) ..........................       586       22,766
 Genzyme Corp. (a) ......................................       372       22,353
 Guidant Corp.  .........................................       649       43,678
 HCA, Inc.  .............................................     4,642      263,062
 Health Net, Inc. (a) ...................................       419       15,989
 Humana, Inc. (a) .......................................     1,273       50,589
 Invitrogen Corp. (a) ...................................       213       17,741
 Johnson & Johnson  .....................................    13,686      889,590
 King Pharmaceuticals, Inc. (a) .........................       511        5,325
 Lilly (Eli) & Co.  .....................................     1,813      101,002
 Lincare Holdings, Inc. (a)  ............................       977       39,901
 McKesson Corp.  ........................................     2,675      119,813
 Medco Health Solutions, Inc. (a) .......................     2,834      151,222
 Merck & Co., Inc.  .....................................    18,071      556,587
 Mylan Laboratories, Inc.  ..............................       413        7,946
 PacifiCare Health Systems, Inc. (a) ....................       553       39,512


                                                             SHARES      VALUE
                                                             -------------------
Health Care (continued)
 Patterson Cos, Inc.  ...................................       653   $   29,437
 Pfizer, Inc.  ..........................................    31,681      873,762
 Tenet Healthcare Corp. (a) .............................       987       12,081
 Triad Hospitals, Inc. (a) ..............................       614       33,549
 UnitedHealth Group, Inc.  ..............................    10,990      573,019
 Universal Health Services, Inc. Class B ................       326       20,271
 Varian Medical Systems, Inc. (a) .......................       861       32,141
 Vertex Pharmaceuticals, Inc. (a) .......................       187        3,149
 Watson Pharmaceuticals, Inc. (a) .......................       261        7,715
 WellPoint, Inc. (a)  ...................................     3,454      240,537
 Wyeth  .................................................     1,251       55,670
                                                                      ----------
                                                                       5,697,261
                                                                      ----------
Industrials - 5.9%
 Alaska Air Group, Inc. (a) .............................       373       11,097
 Alexander & Baldwin, Inc.  .............................       438       20,301
 Allied Waste Industries, Inc.  .........................       619        4,909
 Boeing Co. (The)  ......................................     5,882      388,212
 Brink's Co. (The)  .....................................       481       17,316
 Burlington Northern Santa Fe Corp.  ....................     4,161      195,900
 Career Education Corp. (a) .............................       816       29,874
 Cendant Corp.  .........................................    13,442      300,697
 CNF, Inc.  .............................................       640       28,736
 Cooper Industries, Ltd. Class A ........................       139        8,882
 CSX Corp.  .............................................     1,715       73,162
 Cummins, Inc.  .........................................       218       16,265
 Deere & Co.  ...........................................       592       38,770
 Donnelley (R.R.) & Sons Co.  ...........................     1,024       35,338
 Emerson Electric Co.  ..................................       991       62,066
 Equifax, Inc.  .........................................     1,067       38,102
 Federal Signal Corp.  ..................................       113        1,763
 FedEx Corp.  ...........................................       533       43,178
 General Dynamics Corp.  ................................        44        4,820
 General Electric Co.  ..................................    38,297    1,326,991
 Goodrich Corp.  ........................................       207        8,479
 Graco, Inc.  ...........................................       166        5,656
 Granite Construction, Inc.  ............................        98        2,754
 H&R Block, Inc.  .......................................       669       39,036
 Harsco Corp.  ..........................................       254       13,856
 Herman Miller, Inc.  ...................................       120        3,701
 Honeywell International, Inc.  .........................     2,000       73,260
 Ingersoll-Rand Co. Class A .............................       476       33,963
 J.B. Hunt Transport Services, Inc.  ....................       212        4,092
 Lockheed Martin Corp.  .................................       627       40,673
 Masco Corp.  ...........................................     5,616      178,364
 Navistar International Corp. (a)  ......................       154        4,928
 Norfolk Southern Corp.  ................................     2,908       90,032
 PACCAR, Inc.  ..........................................       414       28,152
 Pentair, Inc.  .........................................       220        9,418
 Precision Castparts Corp.  .............................       667       51,959
 Quanta Services, Inc. (a) ..............................       958        8,430
 Raytheon Co.  ..........................................     3,555      139,072
 Rockwell Automation, Inc.  .............................       985       47,979
 Rockwell Collins, Inc.  ................................     2,229      106,279


See accompanying notes to financial statements.         45





BALANCED FUND (continued)

Common Stocks  (continued)


                                                             SHARES      VALUE
                                                             -------------------
Industrials (continued)
 Ryder System, Inc.  ....................................       652   $   23,863
 Swift Transportation Co., Inc. (a) .....................       684       15,930
 Tecumseh Products Co. Class A ..........................        44        1,207
 Textron, Inc.  .........................................     1,143       86,696
 Thomas & Betts Corp. (a) ...............................        65        1,836
 Tyco International Ltd.  ...............................     6,197      180,952
 Union Pacific Corp.  ...................................     1,859      120,463
 United Parcel Service, Inc. Class B ....................       691       47,790
 United Rentals, Inc. (a) ...............................       943       19,058
 Waste Management, Inc.  ................................     5,831      165,251
 Yellow Roadway Corp. (a) ...............................       302       15,342
                                                                      ----------
                                                                       4,214,850
                                                                      ----------
Information Technology - 9.0%
 Activision, Inc. (a) ...................................       781       12,907
 Acxiom Corp.  ..........................................     1,069       22,321
 Advanced Micro Devices, Inc. (a) .......................     4,178       72,447
 Amphenol Corp. Class A .................................       212        8,516
 Apple Computer, Inc. (a) ...............................     8,461      311,449
 Applied Materials, Inc.  ...............................       936       15,144
 Atmel Corp. (a) ........................................     1,837        4,354
 Autodesk, Inc.  ........................................     2,917      100,257
 Avnet, Inc. (a) ........................................       495       11,152
 BISYS Group, Inc. (The) (a) ............................       287        4,288
 BMC Software, Inc. (a) .................................     2,759       49,524
 Cabot Microelectronics Corp. (a) .......................       116        3,363
 CheckFree Corp. (a) ....................................       532       18,120
 CIENA Corp. (a) ........................................     1,026        2,144
 Cisco Systems, Inc. (a) ................................    37,435      715,383
 Citrix Systems, Inc.(a) ................................     1,799       38,966
 Cognizant Technology Solutions Corp.  ..................       939       44,255
 Computer Sciences Corp. (a) ............................     2,419      105,710
 Compuware Corp. (a) ....................................     3,090       22,217
 Comverse Technology, Inc. (a) ..........................     1,376       32,542
 Corning, Inc. (a) ......................................     8,507      141,386
 Cree, Inc. (a) .........................................       177        4,508
 CSG Systems International, Inc.  .......................       482        9,148
 Dell, Inc. (a) .........................................     2,758      108,969
 Electronic Data Systems Corp.  .........................     1,225       23,581
 EMC Corp. (a) ..........................................     3,278       44,941
 Fairchild Semiconductor
   International, Inc. (a)...............................       557        8,216
 First Data Corp.  ......................................       559       22,438
 Freescale Semiconductor, Inc. Class B (a) ..............     4,126       87,389
 Harris Corp.  ..........................................       670       20,911
 Hewlett-Packard Co.  ...................................     6,261      147,196
 Imation Corp.  .........................................        57        2,211
 Intel Corp.  ...........................................    23,942      623,929
 International Business Machines Corp.  .................    10,032      744,374
 Intuit, Inc. (a) .......................................     1,471       66,357
 Lam Research Corp. (a)  ................................     1,705       49,343
 LSI Logic Corp. (a) ....................................       666        5,654
 Macromedia, Inc. (a) ...................................     2,354       89,970
 Maxim Integrated Products, Inc.  .......................       698       26,671
 McAfee, Inc.  ..........................................     1,625       42,543


                                                             SHARES      VALUE
                                                             -------------------
Information Technology (continued)
 Mercury Interactive Corp. (a)  .........................       524   $   20,101
 Micron Technology, Inc.  ...............................     5,853       59,759
 Microsoft Corp.  .......................................    31,081      772,052
 Motorola, Inc.  ........................................    27,902      509,491
 NCR Corp.  .............................................     2,331       81,865
 National Semiconductor Corp.  ..........................     2,782       61,288
 Network Appliance, Inc. (a) ............................     2,235       63,183
 Novell, Inc. (a) .......................................       886        5,493
 NVIDIA Corp. (a) .......................................       657       17,555
 Parametric Technology Corp. (a) ........................     1,684       10,744
 PerkinElmer, Inc. (a) ..................................       489        9,242
 Powerwave Technologies, Inc. (a) .......................       169        1,727
 QLogic Corp. (a) .......................................       542       16,732
 Sabre Holdings Corp. Class A ...........................       542       10,813
 Solectron Corp. (a) ....................................     9,869       37,404
 Storage Technology Corp. (a) ...........................     1,364       49,500
 SunGard Data Systems, Inc. (a)  ........................       667       23,458
 Sun Microsystems, Inc. (a) .............................    34,107      127,219
 Sybase, Inc. (a)  ......................................       726       13,322
 Synopsys, Inc. (a) .....................................     1,890       31,506
 Texas Instruments, Inc.  ...............................    13,493      378,749
 Thermo Electron Corp. (a) ..............................       656       17,627
 Unisys Corp. (a) .......................................     2,700       17,091
 Varian, Inc. (a) .......................................        59        2,230
 VERITAS Software Corp. (a) .............................     1,268       30,939
 Vishay Intertechnology, Inc. (a) .......................       755        8,962
 Western Digital Corp. (a) ..............................       365        4,898
 Xerox Corp. (a) ........................................    10,467      144,340
                                                                      ----------
                                                                       6,392,084
                                                                      ----------
Materials - 2.5%
 Alcoa, Inc.  ...........................................     1,224       31,983
 Arch Coal, Inc. (a) ....................................       151        8,225
 Ball Corp.  ............................................       561       20,174
 Crompton Corp. (a) .....................................       201        2,844
 Dow Chemical Co. (The)  ................................     6,565      292,339
 E.I. du Pont de Nemours & Co. (a) ......................     9,920      426,659
 Eastman Chemical Co.  ..................................       968       53,385
 FMC Corp. (a) ..........................................       235       13,193
 Freeport-McMoran Copper
   & Gold, Inc. Class B..................................     1,160       43,430
 Georgia-Pacific Corp.  .................................     3,172      100,870
 Great Lakes Chemical Corp.  ............................       973       30,620
 Longview Fibre Co.  ....................................       668       13,727
 Louisiana-Pacific Corp.  ...............................       513       12,610
 Lyondell Chemical Co.  .................................       572       15,112
 Martin Marietta Materials, Inc.  .......................       598       41,334
 MeadWestvaco Corp.  ....................................       502       14,076
 Monsanto Co.  ..........................................     3,365      211,558
 Nucor Corp.  ...........................................     1,757       80,154
 Pactiv Corp. (a) .......................................     1,517       32,737
 Peabody Energy Corp.  ..................................       180        9,367
 Phelps Dodge Corp.  ....................................     1,208      111,740




See accompanying notes to financial statements.         46

                                                                 MCMORGAN FUNDS


                                                             SHARES      VALUE
                                                             -------------------
Materials (continued)
 Potlatch Corp.  ........................................       368   $   19,257
 PPG Industries, Inc.  ..................................     1,169       73,366
 Scotts Co. (The) Class A (a) ...........................        66        4,700
 Steel Dynamics, Inc.  ..................................       231        6,064
 United States Steel Corp.  .............................     1,234       42,413
 Vulcan Materials Co.  ..................................       928       60,311
 Weyerhaeuser Co.  ......................................       110        7,002
                                                                      ----------
                                                                       1,779,250
                                                                      ----------
Telecommunication Services - 3.1%
 AT&T Corp.  ............................................    37,720      718,189
 CenturyTel, Inc.  ......................................       534       18,492
 Cincinnati Bell, Inc. (a) ..............................     2,522       10,845
 Citizens Communications Co.  ...........................     2,075       27,888
 Nextel Communications, Inc. Class A (a) ................    23,445      757,508
 Qwest Communications
   International, Inc. (a)...............................     7,740       28,715
 Telephone & Data Systems, Inc.  ........................       138        5,632
 Verizon Communications, Inc.  ..........................    18,615      643,148
                                                                      ----------
                                                                       2,210,417
                                                                      ----------
Utilities - 3.9%
 AES Corp. (The) (a) ....................................     8,253      135,184
 Allegheny Energy, Inc. (a) .............................     1,799       45,371
 Alliant Energy Corp.  ..................................       542       15,257
 American Electric Power Co., Inc.  .....................     4,929      181,732
 CenterPoint Energy, Inc.  ..............................       659        8,705
 Cinergy Corp.  .........................................     8,059      361,204
 CMS Energy Corp. (a) ...................................     2,116       31,867
 Consolidated Edison, Inc.  .............................       580       27,167
 Constellation Energy Group, Inc.  ......................     1,239       71,478
 DPL, Inc.  .............................................     1,590       43,645
 DTE Energy Co.  ........................................       419       19,597
 Edison International  ..................................     3,370      136,654
 El Paso Corp.  .........................................     2,953       34,018
 Entergy Corp.  .........................................     1,709      129,115
 FirstEnergy Corp.  .....................................       772       37,141
 FPL Group, Inc.  .......................................     3,018      126,937
 IDACORP, Inc.  .........................................        92        2,818
 MDU Resources Group, Inc.  .............................       487       13,719
 Nicor, Inc.  ...........................................       462       19,021
 NiSource, Inc.  ........................................       930       22,999
 Northeast Utilities  ...................................       773       16,125
 OGE Energy Corp.  ......................................       206        5,962
 ONEOK, Inc.  ...........................................       487       15,900
 Pepco Holdings, Inc.  ..................................       283        6,775
 PG&E Corp.  ............................................     1,502       56,385
 Pinnacle West Capital Corp.  ...........................       746       33,160
 PNM Resources, Inc.  ...................................       140        4,033
 Progress Energy, Inc.  .................................       643       29,089
 Public Service Enterprise Group, Inc.  .................     9,860      599,685
 Questar Corp.  .........................................       511       33,675
 Sierra Pacific Resources (a)  ..........................     1,460       18,177
 TECO Energy, Inc.  .....................................     1,450       27,420
 TXU Corp.  .............................................     3,064      254,588



                                                            SHARES      VALUE
                                                            --------------------
Utilities (continued)
 Westar Energy, Inc.  ..................................      403    $     9,684
 WGL Holdings, Inc.  ...................................      115          3,869
 Williams Cos., Inc. (The)  ............................    7,112        135,128
 Xcel Energy, Inc.  ....................................    1,355         26,450
                                                                     -----------
                                                                       2,739,734
                                                                     -----------
Total Common Stock
 (Cost $43,746,162) ....................................              45,486,567
                                                                     -----------


FIXED INCOME SECURITIES 34.7%
Asset-Backed Securities - 1.6%



                                                           PRINCIPAL
                                                            AMOUNT
                                                           ---------
Corporate Asset-Backed Securities 1.6%
Financials - 1.6%
Accredited Mortgage Loan Trust
 Series 2005-2 Class A2A
 3.41438%, due 7/25/35 ................................    $245,362      245,286
Merrill Lynch Mortgage Investors, Inc.
 Series 2005-WMC2 Class A2A
 3.19%, due 4/25/36 ...................................     140,764      140,762
Novastar Home Equity Loan
 Series 2005-2 Class A2A
 3.18%, due 6/25/35 ...................................     400,000      399,993
Soundview Home Equity Loan Trust
 Series 2005-2 Class A1
 3.054%, due 7/25/35 ..................................     334,878      334,773
                                                                       ---------
                                                                       1,120,814
                                                                       ---------
Total Asset-Backed Securities
 (Cost $1,121,004) ....................................                1,120,814
                                                                       ---------


Corporate Bonds 13.5%
Consumer Discretionary - 1.9%
AT&T Broadband Corp.
 9.455%, due 11/15/22 ...................................     90,000     127,317
Cox Communications, Inc.
 7.75%, due 11/1/10 .....................................    290,000     328,355
DaimlerChrysler North America
 Holdings, Inc.
 6.50%, due 11/15/13 ....................................    225,000     243,497
Tele-Communications, Inc.
 9.80%, due 2/1/12 ......................................    175,000     222,897
Time Warner, Inc.
 7.625%, due 4/15/31 ....................................    130,000     162,356
 9.125%, due 1/15/13 ....................................     20,000      25,273
Viacom, Inc.
 7.70%, due 7/30/10 .....................................    210,000     234,382
                                                                       ---------
                                                                       1,344,077
                                                                       ---------




See accompanying notes to financial statements.         47


                                                            PRINCIPAL
                                                             AMOUNT       VALUE
                                                            --------------------
Consumer Staples - 0.1%
Safeway, Inc.
 4.95%, due 8/16/10 ....................................    $ 60,000    $ 60,343
                                                                        --------
Energy - 0.6%
Conoco, Inc.
 6.35%, due 4/15/09 ....................................      95,000     102,427
ConocoPhillips
 6.375%, due 3/30/09 ...................................      75,000      80,872
Kinder Morgan, Inc.
 6.50%, due 9/1/12 .....................................     205,000     225,817
                                                                        --------
                                                                         409,116
                                                                        --------
Financials - 8.1%
Aegon N.V.
 4.75%, due 6/1/13 .....................................     165,000     165,774
American General Finance Corp.
 4.875%, due 5/15/10 ...................................      55,000      55,533
 Series G
 5.375%, due 10/1/12 ...................................      65,000      67,097
Bank of America Corp.
 5.875%, due 2/15/09 ...................................     265,000     280,077
Capital One Bank
 6.50%, due 6/13/13 ....................................     185,000     203,543
Capital One Financial Corp.
 6.25%, due 11/15/13 ...................................      25,000      27,083
Caterpillar Financial Services Corp.
 4.30%, due 6/1/10 .....................................     150,000     150,196
CIT Group, Inc.
 5.75%, due 9/25/07 ....................................     385,000     397,056
Citigroup, Inc.
 5.625%, due 8/27/12 ...................................     370,000     395,208
EOP Operating LP
 4.75%, due 3/15/14 ....................................      80,000      78,432
 7.00%, due 7/15/11 ....................................     110,000     121,975
Ford Motor Credit Co.
 7.25%, due 10/25/11 ...................................      90,000      86,604
 7.375%, due 10/28/09 ..................................     240,000     234,525
GE Global Insurance Holding Corp.
 7.50%, due 6/15/10 ....................................     185,000     205,734
General Motors Acceptance Corp.
 6.875%, due 9/15/11 ...................................     140,000     129,232
 7.75%, due 1/19/10 ....................................      50,000      48,877
Genworth Financial, Inc.
 5.75%, due 6/15/14 ....................................     105,000     112,607
Goldman Sachs Group, Inc. (The)
 4.50%, due 6/15/10 ....................................      55,000      55,178
 5.25%, due 4/1/13 .....................................     125,000     129,242
HSBC Finance Corp.
 6.75%, due 5/15/11 ....................................     200,000     221,990
iStar Financial, Inc.
 5.15%, due 3/1/12 .....................................      55,000      54,359
 5.375%, due 4/15/10 ...................................      55,000      55,641


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Financials (continued)
Jefferies Group, Inc.
 5.50%, due 3/15/16 ..................................    $ 60,000    $   60,706
 7.75%, due 3/15/12 ..................................      45,000        51,615
JPMorgan Chase & Co.
 5.125%, due 9/15/14 .................................     205,000       209,705
 7.125%, due 6/15/09 .................................     135,000       148,594
Lehman Brothers Holdings, Inc.
 4.00%, due 1/22/08 ..................................      85,000        84,696
MBNA America Bank
 7.125%, due 11/15/12 ................................     160,000       183,964
Merrill Lynch & Co., Inc. Series C
 4.125%, due 9/10/09 .................................      80,000        79,660
MetLife, Inc.
 5.50%, due 6/15/14 ..................................     135,000       141,809
Morgan Stanley
 4.00%, due 1/15/10 ..................................      70,000        68,956
Prudential Financial, Inc.
 4.50%, due 7/15/13 ..................................     200,000       199,039
 5.10%, due 9/20/14 ..................................     100,000       102,928
Residential Capital Corp.
 6.375%, due 6/30/10 (b) .............................     130,000       130,626
Simon Property Group, L.P.
 5.10%, due 6/15/15 (b) ..............................      30,000        29,984
 6.35%, due 8/28/12 ..................................     145,000       158,139
 6.375%, due 11/15/07 ................................     165,000       172,259
SLM Corp.
 4.00%, due 1/15/09 ..................................     120,000       119,040
Textron Financial Corp.
 4.125%, due 3/3/08 ..................................     135,000       134,836
Verizon Global Funding Corp.
   7.25%, due 12/1/10 ................................     160,000       181,361
Wachovia Bank National Association
   4.80%, due 11/1/14 ................................     250,000       252,919
                                                                      ----------
                                                                       5,786,799
                                                                      ----------
Industrials - 1.0%
Cendant Corp.
 7.375%, due 1/15/13 .................................     225,000       257,616
General Electric Co.
 5.00%, due 2/1/13 ...................................     175,000       180,689
International Lease Finance Corp.
 5.875%, due 5/1/13 ..................................     165,000       175,164
Tyco International Group S.A.
 6.00%, due 11/15/13 .................................      70,000        76,125
                                                                      ----------
                                                                         689,594
                                                                      ----------



See accompanying notes to financial statements.         48

                                                                 MCMORGAN FUNDS


                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                         -----------------------
Information Technology - 0.6%
First Data Corp.
 5.625%, due 11/1/11 ................................    $  170,000   $  180,265
Hewlett-Packard Co.
 5.50%, due 7/1/07 ..................................       190,000      194,695
 6.50%, due 7/1/12 ..................................        65,000       71,491
                                                                      ----------
                                                                         446,451
                                                                      ----------
Telecommunication Services - 1.2%
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31 ..................................        80,000      112,131
British Telecommunications PLC
 8.375%, due 12/15/10 ...............................       350,000      414,395
Sprint Capital Corp.
 7.625%, due 1/30/11 ................................        15,000       17,131
 8.375%, due 3/15/12 ................................        85,000      102,240
 8.75%, due 3/15/32 .................................       140,000      194,756
                                                                      ----------
                                                                         840,653
                                                                      ----------
Total Corporate Bonds
 (Cost $9,501,554) ..................................                  9,577,033
                                                                      ----------
U.S. Government Securities 9.7%
U.S. Treasury Obligations 9.7%
United States Treasury Bonds - 3.4%
 5.25%, due 2/15/29 .................................     2,110,000    2,413,230
                                                                      ----------
United States Treasury Notes - 5.5%
 1.50%, due 7/31/05 .................................       830,000      828,866
 2.00%, due 8/31/05 .................................       670,000      668,665
 4.25%, due 8/15/13 .................................     1,795,000    1,839,875
United States Treasury Note TII
 1.875%, due 7/15/13 ................................       510,000      551,911
                                                                      ----------
                                                                       3,889,317
                                                                      ----------
United States Treasury Strip - 0.8%
 (zero coupon), due 8/15/17 .........................     1,000,000      605,630
                                                                      ----------
Total U.S.Treasury Obligations
 (Cost $6,668,169) ..................................                  6,908,177
                                                                      ----------
Total U.S. Government Securities
 (Cost $6,668,169) ..................................                  6,908,177
                                                                      ----------


                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ------------------------
Collateralized Mortgage Obligations 9.9%
Federal Home Loan Mortgage Corporation - 1.0%
   2.875%, due 9/15/05 .............................    $  665,000   $   664,153
   6.00%, due 11/25/27 .............................        62,208        63,148
   6.50%, due 11/15/22 .............................         4,223         4,217
                                                                     -----------
                                                                         731,518
                                                                     -----------
Federal National Mortgage Association - 7.6%
   5.00%, due 7/14/35 TBA (c) ......................       850,000       850,000
   5.50%, due 7/14/34 TBA (c) ......................     2,450,000     2,482,928
   6.00%, due 7/15/34 TBA (c) ......................     1,200,000     1,230,000
   6.50%, due 9/1/33 ...............................       390,606       405,171
   6.50%, due 9/1/33 ...............................       384,881       399,231
                                                                     -----------
                                                                       5,367,330
                                                                     -----------
Financials - 1.3%
GS Mortgage Securities Corp.
 Series 2004-GG2 Class A6
 5.396%, due 8/1/38 ................................       250,000       264,988
 Series 2005-GG4 Class A4
 4.761%, due 7/10/39 ...............................       300,000       303,777
Greenwich Capital Commercial Funding Corp.
 Series 2004-GG1 Class A7
 5.317%, due 6/10/36 ...............................       350,000       369,066
                                                                     -----------
                                                                         937,831
                                                                     -----------
Total Collateralized Mortgage Obligations
 (Cost $7,006,146) .................................                   7,036,679
                                                                     -----------
 Total Fixed Income Securities
 (Cost $24,296,873) ................................                  23,521,889
                                                                     -----------



                                                                                                              SHARES
                                                                                                              ------
WARRANT 0.0%(D)
INFORMATION TECHNOLOGY - 0.0%(d)
Lucent Technologies, Inc.
 Strike Price $2.75, Expire 12/10/07......................................................................     2,598          2,000
                                                                                                                              -----
Total Warrant
 (Cost $0)................................................................................................                    2,000
                                                                                                                              -----



See accompanying notes to financial statements.         49


                                                          SHARES        VALUE
                                                        ------------------------
INVESTMENT COMPANY 0.7%
CAPITAL MARKETS - 0.7%
S&P 500 Index-SPDR Trust, Series 1 (e)  ............         4,284   $   510,566
                                                                     -----------
 Total Investment Company
 (Cost $506,294) ...................................                     510,566
                                                                     -----------
                                                        PRINCIPAL
                                                          AMOUNT
                                                        ----------
SHORT-TERM INVESTMENTS 4.8%
U.S. Government Agencies - 4.8%
Federal National Mortgage Association
 2.995%, due 7/14/05 ...............................    $1,715,000     1,713,143
Federal Home Loan Mortgage Corp.
 3.09%, due 8/11/2005 ..............................     1,715,000     1,708,955
                                                                     -----------
                                                                       3,422,098
                                                                     -----------
Total Short Term Investments
 (Cost $3,422,098) .................................                   3,422,098
                                                                     -----------
Total Investments
 (Cost $71,971,427) (f) ............................         104.2%   74,063,934
Liabilities in excess of cash
 and other assets ..................................          (4.2)   (2,982,537)
                                                        ----------   -----------
Net Assets .........................................         100.0%  $71,081,397
                                                        ==========   ===========
(a) Non-dividend paying stock.
(b) May be sold to institutional investors only.  The total market value of these securities at June 30, 2005 is  $160,610, which represents 0.2% of the
    Fund's net assets.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(d) Less than one tenth of a percent.
(e) Exchange Traded Fund - represents a basket of securities that are traded on an exchange.
(f) Aggregate cost for federal income tax purposes is $72,208,825, and net unrealized appreciation is as follows:
  Gross unrealized appreciation ..................................   $ 3,596,341
  Gross unrealized depreciation ..................................    (1,741,232)
                                                                     -----------
  Net unrealized appreciation ....................................   $ 1,855,109
                                                                     ===========



See accompanying notes to financial statements.         50

                                                                 MCMORGAN FUNDS


Balanced Fund



Statement of Assets and Liabilities
June 30, 2005

ASSETS:
 Investments in securities at value
   (cost $71,971,427) ............................................   $74,063,934
 Cash-interest bearing accounts ..................................     3,943,642
 Receivable for securities sold ..................................       552,612
 Dividends and interest receivable ...............................       290,040
 Receivable for fund shares sold .................................       138,753
 Receivalbe from advisor, net ....................................        12,088
 Other assets ....................................................        32,334
                                                                     -----------
    Total assets .................................................    79,033,403
                                                                     -----------
LIABILITIES:
 Payable for securities purchased ................................     5,341,528
 Payable for fund shares redeemed ................................     2,572,415
 Administration fees payable .....................................         4,087
 Accounting fees payable .........................................         3,930
 12b-1 fees payable ..............................................         1,474
 Accrued expenses ................................................        28,572
                                                                     -----------
    Total liabilities ............................................     7,952,006
                                                                     -----------
Net Assets .......................................................   $71,081,397
                                                                     ===========
NET ASSETS CONSIST OF:
 Capital paid-in .................................................   $77,656,349
 Accumulated undistributed net investment income .................        44,929
 Accumulated net realized loss on investments ....................    (8,712,388)
 Net unrealized appreciation on investments ......................     2,092,507
                                                                     -----------
                                                                     $71,081,397
                                                                     ===========
Net Assets:
 Class McMorgan ..................................................   $63,886,107
 Class Z .........................................................     7,195,290
                                                                     -----------
                                                                     $71,081,397
                                                                     ===========
Shares Outstanding:
 Class McMorgan ..................................................     3,680,251
                                                                     ===========
 Class Z .........................................................       414,671
                                                                     ===========
Net asset value and redemption price per share:
 Class McMorgan ..................................................   $     17.36
                                                                     ===========
 Class Z .........................................................   $     17.35
                                                                     ===========

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2005

INVESTMENT INCOME:
 Interest ........................................................   $ 1,362,704
 Dividends .......................................................     1,275,740
                                                                     -----------
 Total investment income .........................................     2,638,444
                                                                     -----------
Expenses:
 Investment advisory fees (Note F) ...............................       458,116
 Transfer agent fees .............................................        66,265
 Administration fees .............................................        63,479
 Legal fees ......................................................        57,610
 Accounting fees .................................................        51,355
 Registration expenses ...........................................        29,936
 Trustees fees ...................................................        27,279
 Auditing fees ...................................................        22,500
 Report to shareholder expense ...................................        21,544
 Custodian fees ..................................................        21,021
 Insurance fees ..................................................        20,615
 12B-1 distribution fees (Class Z) ...............................        18,644
 Miscellaneous expenses ..........................................        18,012
                                                                     -----------
    Total expenses ...............................................       876,376
 Expenses reimbursed (Note F) ....................................      (246,909)
                                                                     -----------
    Net expenses .................................................       629,467
                                                                     -----------
Net investment income ............................................     2,008,977
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments ................................     3,919,633
 Net realized gain on redemption-in-kind .........................     3,409,747
 Net change in unrealized appreciation on
   investments ...................................................    (2,100,869)
                                                                     -----------
 Net realized and unrealized gain on investments .................     5,228,511
                                                                     -----------
Increase in net assets from operations ...........................   $ 7,237,488
                                                                     ===========



See accompanying notes to financial statements.         51

Balanced Fund



Statement of Changes in Net Assets


                                                       FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED
                                                      06/30/2005     06/30/2004
                                                     ------------   ------------
DECREASE IN NET ASSETS:
Operations:
 Net investment income ..........................    $  2,008,977   $  2,862,990
 Net realized gain on investments ...............       3,919,633      1,969,367
 Net realized gain on redemption-in-kind ........       3,409,747             --
 Net change in unrealized appreciation/
(depreciation) on investments ...................      (2,100,869)     7,299,102
                                                     ------------   ------------
 Increase in net assets .........................       7,237,488     12,131,459
                                                     ------------   ------------
Dividends to shareholders:
 From net investment income
   Class McMorgan shares.........................      (1,908,919)    (2,728,219)
   Class Z shares................................        (148,201)      (138,615)
                                                     ------------   ------------
 Total dividends to shareholders ................      (2,057,120)    (2,866,834)
                                                     ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class McMorgan shares.........................       7,695,458     19,313,879
   Class Z shares................................         750,905      1,429,920
 Net asset value of shares issued to
shareholders in reinvestment of dividends:
   Class McMorgan shares.........................       1,846,874      2,634,323
   Class Z shares................................         148,200        138,614
                                                     ------------   ------------
                                                       10,441,437     23,516,736
 Cost of shares redeemed:
   Class McMorgan shares.........................     (70,869,458)   (36,043,544)
   Class Z shares................................      (1,473,923)    (1,484,450)
                                                     ------------   ------------
 Decrease in net assets derived from capital
share transactions ..............................     (61,901,944)   (14,011,258)
                                                     ------------   ------------
 Total decrease in net assets ...................     (56,721,576)    (4,746,633)
Net Assets:
 Beginning of year ..............................     127,802,973    132,549,606
                                                     ------------   ------------
 End of year (including undistributed net
investment income of $44,929 and $93,072
respectively) ...................................    $ 71,081,397   $127,802,973
                                                     ============   ============



See accompanying notes to financial statements.         52

                                                                 MCMORGAN FUNDS



Balanced Fund



Financial Highlights


The tables below set forth financial data for a share of beneficial interest outstanding throughout each year presented.


                                                                                                  CLASS MCMORGAN
                                                                                               YEAR ENDED JUNE 30,
                                                                              -----------------------------------------------------
                                                                               2005       2004        2003        2002       2001
                                                                              -------   --------    --------    --------   --------
Net asset value, beginning of period......................................    $ 16.64   $  15.52    $  15.51    $  18.15   $  19.93
                                                                              -------   --------    --------    --------   --------
 Income from investment operations:
 Net investment income....................................................       0.38(b)(c) 0.34        0.44        0.48       0.52
 Net realized and unrealized gain (loss) on investments...................       0.72       1.12        0.02       (2.16)     (1.07)
                                                                              -------   --------    --------    --------   --------
   Total from investment operations.......................................       1.10       1.46        0.46       (1.68)     (0.55)
                                                                              -------   --------    --------    --------   --------
 Less dividends and distributions:
 From net investment income...............................................      (0.38)     (0.34)      (0.45)      (0.48)     (0.53)
 From capital gains.......................................................          -          -       (0.00)(a)   (0.48)(a)  (0.70)
                                                                              -------   --------    --------    --------   --------
   Total dividends and distributions......................................      (0.38)     (0.34)      (0.45)      (0.96)     (1.23)
                                                                              -------   --------    --------    --------   --------
Net asset value, end of period............................................    $ 17.36   $  16.64    $  15.52    $  15.51   $  18.15
                                                                              =======   ========    ========    ========   ========
Total return..............................................................       6.65%      9.50%       3.16%      (9.65)%    (2.84)
Ratios/Supplemental Data
 Net assets, end of period (in 000's).....................................    $63,886   $120,325    $125,658    $161,436   $175,681
 Ratio of expenses to average net assets before
   reimbursement and recovery of expenses by Advisor......................       0.84%      0.72%       0.70%       0.67%      0.65%
 Ratio of expenses to average net assets after
   reimbursement of expenses by Advisor...................................       0.60%      0.60%       0.60%       0.60%      0.60%
 Ratio of net investment income to average net
   assets before reimbursement of expenses by Advisor.....................       1.75%(b)   1.98%       2.79%       2.70%      2.69%
 Ratio of net investment income to average net
   assets after reimbursement of expenses by Advisor......................       1.99%(b)   2.10%       2.89%       2.77%      2.74%
Portfolio turnover........................................................        177%(d) 101.99%      56.23%      45.80%     38.09%



See accompanying notes to financial statements.         53

BALANCED FUND


                                                                                                         CLASS Z
                                                                                                   YEAR ENDED JUNE 30,
                                                                                      ---------------------------------------------
                                                                                       2005      2004      2003      2002     2001*
                                                                                      ------   -------    ------    ------   ------
Net asset value, beginning of period..............................................    $16.63   $ 15.52    $15.51    $18.15   $19.26
                                                                                      ------   -------    ------    ------   ------
 Income from investment operations:
 Net investment income............................................................      0.28(b)   0.30      0.40      0.43     0.21
 Net realized and unrealized gain (loss) on investments...........................      0.78      1.11      0.03     (2.16)   (1.10)
                                                                                      ------   -------    ------    ------   ------
   Total from investment operations...............................................      1.06      1.41      0.43     (1.73)   (0.89)
                                                                                      ------   -------    ------    ------   ------
 Less dividends and distributions:
 From net investment income.......................................................     (0.34)    (0.30)    (0.42)    (0.43)   (0.22)
 From capital gains...............................................................         -         -     (0.00)(a) (0.48)(a)    -
                                                                                      ------   -------    ------    ------   ------
   Total dividends and distributions..............................................     (0.34)    (0.30)    (0.42)    (0.91)   (0.22)
                                                                                      ------   -------    ------    ------   ------
Net asset value, end of period....................................................    $17.35   $ 16.63    $15.52    $15.51   $18.15
                                                                                      ======   =======    ======    ======   ======
Total return......................................................................      6.40%     9.17%     2.90%    (9.87)%  (4.63)
Ratios/Supplemental Data Net assets, end of period (in 000's).....................    $7,195   $ 7,478    $6,892    $6,842   $7,492
 Ratio of expenses to average net assets before reimbursement and recovery of
   expenses by Advisor............................................................      1.09%     0.97%     0.95%     0.92%    0.90%
 Ratio of expenses to average net assets after reimbursement of expenses by
   Advisor........................................................................      0.85%     0.85%     0.85%     0.85%    0.85%
 Ratio of net investment income to average net assets before
   reimbursement of expenses by Advisor...........................................      1.50%(b)  1.73%     2.54%     2.45%    2.44%
 Ratio of net investment income to average net assets after reimbursement of
   expenses by Advisor............................................................      1.74%(b)  1.85%     2.64%     2.52%    2.49%
Portfolio turnover................................................................       177%(d)101.99%    56.23%    45.80%   38.09%

---------------
*    Class Z commenced operations on January 25, 2001.
+    Annualized.
(a)  Less than one cent per share.
(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.20%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Per share data based on average shares outstanding during the year.
(d) The portfolio turnover not including mortgage dollar rolls for the year ending June 30, 2005 is 133%.


See accompanying notes to financial statements.         54

                                                                 MCMORGAN FUNDS



EQUITY INVESTMENT FUND




Portfolio of Investments
JUNE 30, 2005

COMMON STOCKS 99.3%


                                                               SHARES     VALUE
                                                               -----------------
Consumer Discretionary -- 9.9%
Abercrombie &  Fitch Co. Class A ..........................     4,019   $276,105
Adesa, Inc. ...............................................     2,088     45,456
Advanced Auto Parts, Inc. (a) .............................     1,701    109,799
American Eagle Outfitters, Inc. ...........................     4,169    127,780
American Greetings Corp. Class A ..........................     3,020     80,030
AutoZone, Inc. (a) ........................................       520     48,079
Barnes & Noble, Inc. (a) ..................................     2,454     95,215
Black & Decker Corp. (The) ................................     1,179    105,933
Borders Group, Inc. .......................................     1,408     35,636
BorgWarner, Inc. ..........................................     1,670     89,629
Brinker International, Inc. (a) ...........................     2,676    107,174
Catalina Marketing Corp. ..................................     1,492     37,912
CBRL Group, Inc. ..........................................     1,494     58,057
Chico's FAS, Inc. (a) .....................................     2,952    101,195
Circuit City Stores, Inc. .................................     5,973    103,273
Coach, Inc. (a) ...........................................     2,980    100,039
Comcast Corp. Class A (a) .................................       921     28,275
Cooper Tire & Rubber Co. ..................................       424      7,874
Darden Restaurants, Inc. ..................................     6,997    230,761
Delphi Corp. ..............................................    11,798     54,861
Dillard's, Inc. Class A ...................................     2,930     68,621
Dollar Tree Stores, Inc. (a) ..............................       862     20,688
Eastman Kodak Co. .........................................    13,271    356,326
eBay, Inc. ................................................     6,932    228,825
Emmis Communications Corp. Class A (a) ....................       263      4,647
Federated Department Stores, Inc. .........................     6,567    481,230
Ford Motor Co. ............................................    84,381    864,061
Fortune Brands, Inc. ......................................     1,423    126,362
Furniture Brands International, Inc. ......................       754     16,294
Gannett Co., Inc. .........................................     1,608    114,377
General Motors Corp. ......................................    14,495    492,830
Genuine Parts Co. .........................................     1,221     50,171
Goodyear Tire & Rubber Co. (The) (a) ......................     7,748    115,445
GTECH Holdings Corp. ......................................     1,850     54,094
Harman International Industries, Inc. .....................     1,000     81,360
Harrah's Entertainment, Inc. ..............................     5,612    404,457
Hilton Hotels Corp. .......................................    14,481    345,372
Home Depot, Inc. (The) ....................................    11,099    431,751
J.C. Penny Co., Inc. Holding Co. ..........................    10,988    577,749
Jones Apparel Group, Inc. .................................       847     26,291
Krispy Kreme Doughnuts, Inc. (a) ..........................       433      3,014
Lear Corp. ................................................       556     20,227
Lennar Corp. ..............................................     2,319    147,141
Limited Brands, Inc. ......................................     6,084    130,319
Marriott International, Inc. Class A ......................     1,490    101,648
Mattel, Inc. ..............................................     3,435     62,861



                                                            SHARES      VALUE
                                                            --------------------
Consumer Discretionary (continued)
May Department Stores Co. ..............................    11,392   $   457,503
Maytag Corp. ...........................................     3,533        55,327
McDonald's Corp. .......................................    25,918       719,224
Media General, Inc. Class A ............................       368        23,831
Michaels Stores, Inc. ..................................     6,225       257,528
Neiman Marcus Group, Inc. (The)
 Class A ...............................................     1,846       178,914
Newell Rubbermaid, Inc. ................................    10,644       253,753
Nordstrom, Inc. ........................................     1,984       134,852
Office Depot, Inc. (a) .................................     7,017       160,268
Omnicom Group, Inc. ....................................     1,447       115,557
O'Reilly Automotive, Inc. (a) ..........................     1,687        50,289
Payless ShoeSource, Inc. (a) ...........................     3,080        59,136
Reader's Digest Association, Inc. (The) ................     2,313        38,165
Rent-A-Center, Inc. (a) ................................       558        12,996
Ruby Tuesday, Inc. .....................................       504        13,054
Ryland Group, Inc. (The) ...............................       728        55,233
Saks, Inc. .............................................     3,190        60,514
Sears Holdings Corp. (a) ...............................     2,530       379,171
Staples, Inc. ..........................................     7,333       156,340
Starbucks Corp. (a) ....................................     3,085       159,371
Starwood Hotels & Resorts
 Worldwide, Inc. .......................................     3,113       182,328
Target Corp. ...........................................    33,968     1,848,199
Time Warner, Inc. (a) ..................................    50,598       845,493
TJX Cos., Inc. (The) ...................................     3,719        90,558
Toll Brothers, Inc. (a) ................................       494        50,166
Toys "R" Us, Inc. (a) ..................................     5,723       151,545
Tupperware Corp. .......................................       899        21,010
Viacom, Inc. Class B ...................................    37,285     1,193,866
Visteon Corp. ..........................................     4,710        28,401
Walt Disney Co. (The) ..................................    48,077     1,210,579
Wendy's International, Inc. ............................     1,831        87,247
Whirlpool Corp. ........................................     1,035        72,564
Yum! Brands, Inc. ......................................     4,295       223,684
                                                                     -----------
                                                                      16,515,910
                                                                     -----------
Consumer Staples -- 7.4%
Albertson's, Inc. ......................................     9,870       204,112
Altria Group, Inc. .....................................    46,839     3,028,610
Archer-Daniels-Midland Co. .............................    19,225       411,031
BJ's Wholesale Club, Inc. (a) ..........................       501        16,277
Clorox Co. (The) .......................................     4,695       261,605
Coca-Cola Co. (The) ....................................     9,562       399,214
ConAgra Foods, Inc. ....................................     6,616       153,227
Costco Wholesale Corp. .................................     4,507       202,004
Dean Foods Co. (a) .....................................     2,400        84,576
Energizer Holdings, Inc. (a) ...........................     3,299       205,099
Gillette Co. (The) .....................................    57,461     2,909,250
Kimberly-Clark Corp. ...................................     9,292       581,586
Kroger Co. (The) (a) ...................................    22,095       420,468




See accompanying notes to financial statements.         55


                                                            SHARES      VALUE
                                                            --------------------
Consumer Staples (continued)
Molson Coors Brewing Co. Class B .......................       287   $    17,794
Pepsi Bottling Group, Inc. (The) .......................     6,835       195,549
PepsiCo, Inc. ..........................................     5,283       284,912
Procter & Gamble Co. (The) .............................       285        15,034
Ruddick Corp. ..........................................       328         8,374
Safeway, Inc. ..........................................    16,787       379,218
Sara Lee Corp. .........................................    18,093       358,422
Sensient Technologies Corp. ............................     1,760        36,274
SUPERVALU, Inc. ........................................     6,267       204,367
Tyson Foods, Inc. Class A ..............................     1,903        33,873
UST, Inc. ..............................................     5,152       235,240
Wal-Mart Stores, Inc. ..................................    33,032     1,592,142
Whole Foods Market, Inc. ...............................       522        61,753
                                                                     -----------
                                                                      12,300,011
                                                                     -----------
Energy -- 10.3%
Amerada Hess Corp. .....................................       688        73,279
Anadarko Petroleum Corp. ...............................     6,227       511,548
Burlington Resources, Inc. .............................    17,917       989,735
Chevron Texaco Corp. (a) ...............................    15,135       846,349
ConocoPhillips .........................................    40,732     2,341,683
Devon Energy Corp. .....................................    22,163     1,123,221
EOG Resources, Inc. ....................................     1,894       107,579
ExxonMobile Corp. ......................................    98,623     5,667,864
Forest Oil Corp. (a) ...................................     1,295        54,390
Halliburton Co. ........................................     6,726       321,637
Helmerich & Payne, Inc. ................................     2,369       111,153
Kerr-McGee Corp. .......................................     4,492       342,785
Marathon Oil Corp. .....................................    13,221       705,605
Murphy Oil Corp. .......................................        20         1,045
Newfield Exploration Co. (a) ...........................     2,986       119,112
Noble Energy, Inc. .....................................       457        34,572
Occidental Petroleum Corp. .............................    15,194     1,168,874
Overseas Shipholding Group, Inc. .......................       837        49,927
Patterson-UTI Energy, Inc. .............................     1,346        37,459
Pioneer Natural Resources Co. ..........................     1,178        49,570
Plains Exploration & Production Co. (a) ................     3,553       126,238
Sunoco, Inc. ...........................................     3,232       367,414
Transocean, Inc. (a) ...................................     9,110       491,667
Unocal Corp. ...........................................     8,200       533,410
Valero Energy Corp. ....................................    10,133       801,622
XTO Energy, Inc. .......................................     1,256        42,691
                                                                     -----------
                                                                      17,020,429
                                                                     -----------
Financials -- 21.5%
A.G. Edwards, Inc. .....................................     3,517       158,793
ACE, Ltd. ..............................................    13,041       584,889
AFLAC, Inc. ............................................    23,123     1,000,763
Allmerica Financial Corp. (a) ..........................       423        15,689
American Express Co. ...................................    18,649       992,686
American Financial Group, Inc. .........................     1,441        48,302
American International Group, Inc. .....................    42,816     2,487,610
Americredit Corp. (a) ..................................     6,777       172,814


                                                            SHARES       VALUE
                                                            --------------------
Financials (continued)
AmerUs Group Co. .......................................      1,783   $   85,673
AmSouth Bancorp. .......................................      2,563       66,638
Aon Corp. ..............................................     12,360      309,494
Apartment Investment & Management
 Co. Class A ...........................................      2,832      115,885
Archstone-Smith Trust ..................................      3,053      117,907
Bank of America Corp. ..................................     26,653    1,215,643
Bank of Hawaii Corp. ...................................        837       42,478
Bank of New York Co., Inc. (The) .......................     11,977      344,698
BB& T Corp. ............................................     13,680      546,790
Bear Stearns Cos., Inc. (The) ..........................      2,435      253,094
W.R. Berkley Corp. .....................................      2,827      100,867
Capital One Financial Corp. ............................      7,491      599,355
Chubb Corp. (The) ......................................      8,817      754,823
CIT Group, Inc. ........................................      8,200      352,354
Citigroup, Inc. ........................................     54,684    2,528,041
Colonial BancGroup, Inc. (The) .........................      1,260       27,796
Comerica, Inc. .........................................      4,019      232,298
Commerce Bancorp, Inc. .................................      1,194       36,190
Compass Bancshares, Inc. ...............................      1,856       83,520
Countrywide Financial Corp. ............................     26,639    1,028,532
E*TRADE Financial Corp. (a) ............................     16,768      234,584
Eaton Vance Corp. ......................................      5,147      123,065
Equity Residential .....................................      2,271       83,618
Everest Re Group Ltd. ..................................      2,573      239,289
Federal Home Loan Mortgage Corp. .......................     13,137      856,927
Federal National Mortgage Association ..................     32,639    1,906,118
First American Corp. ...................................      1,282       51,460
First Horizon National Corp. ...........................      1,985       83,767
Franklin Resources, Inc. ...............................      4,901      377,279
GATX Corp. .............................................      2,192       75,624
Hartford Financial Services
 Group, Inc. (The) .....................................      3,396      253,953
HCC Insurance Holdings, Inc. ...........................      3,135      118,722
Hibernia Corp. Class A .................................      4,684      155,415
Horace Mann Educators Corp. ............................      1,239       23,318
Huntington Bancshares, Inc. ............................      2,280       55,039
Independence Community Bank Corp. ......................      2,985      110,236
Investors Financial Services Corp. .....................        512       19,364
Janus Capital Group, Inc. ..............................      3,623       54,490
JPMorgan Chase & Co. ...................................     22,879      808,086
KeyCorp ................................................      9,574      317,378
LaBranche & Co., Inc. (a) ..............................        432        2,722
Legg Mason, Inc. .......................................      4,899      510,035
Lehman Brothers Holdings, Inc. .........................      4,290      425,911
Lincoln National Corp. .................................      1,179       55,319
Loews Corp. ............................................      1,317      102,068
MBNA Corp. .............................................    101,916    2,666,123
Merrill Lynch & Co., Inc. ..............................     10,712      589,267
Metlife, Inc. ..........................................     33,928    1,524,724
MoneyGram International, Inc. ..........................      1,354       25,888
Moody's Corp. ..........................................      2,379      106,960
National City Corp. ....................................     19,262      657,219



See accompanying notes to financial statements.         56

                                                                 MCMORGAN FUNDS


                                                            SHARES      VALUE
                                                            --------------------
Financials (continued)
Ohio Casualty Corp. ....................................       420   $    10,156
Old Republic International Corp. .......................     3,980       100,654
Plum Creek Timber Co., Inc. ............................     1,280        46,464
PNC Financial Services Group, Inc. (The) ...............     3,867       210,597
Principal Financial Group, Inc. ........................     6,405       268,370
Progressive Corp. (The) ................................     7,603       751,252
Protective Life Corp. ..................................     1,634        68,987
Providian Financial Corp. (a) ..........................    28,192       497,025
Prudential Financial, Inc. .............................    24,045     1,578,795
Regions Financial Corp. ................................     3,665       124,170
SAFECO Corp. ...........................................     4,484       243,661
SEI Investments Co. ....................................       738        27,564
Simon Property Group, Inc. .............................     1,778       128,887
St. Paul Travelers Cos., Inc. (The) ....................    31,124     1,230,332
StanCorp Financial Group, Inc. .........................       680        52,074
State Street Corp. .....................................     5,351       258,186
U.S. Bancorp. ..........................................    18,869       550,975
Unizan Financial Corp. .................................     4,492       120,341
UnumProvident Corp. ....................................     9,262       169,680
Wachovia Corp. .........................................     3,187       158,075
Webster Financial Corp. ................................       786        36,698
Weingarten Realty Investors ............................       728        28,552
Wells Fargo & Co. ......................................    24,655     1,518,255
Wilmington Trust Corp. .................................     1,986        71,516
XL CapitalLtd. Class A .................................     6,467       481,274
Zions Bancorp ..........................................       600        44,118
                                                                     -----------
                                                                      35,694,248
                                                                     -----------
Health Care -- 12.4%
Abbott Laboratories ....................................       896        43,913
Aetna, Inc. ............................................    13,506     1,118,567
AmerisourceBergen Corp. ................................     4,959       342,915
Amgen, Inc. (a) ........................................     6,176       373,401
Applera Corp.-Applied Biosystems Group .................     2,434        47,877
Apria Healthcare Group, Inc. (a) .......................     1,084        37,550
Barr Pharmaceuticlas, Inc. (a) .........................       749        36,506
Bausch & Lomb, Inc. ....................................     1,138        94,454
Baxter International, Inc. .............................    12,185       452,063
Becton, Dickinson & Co. ................................     1,812        95,076
Biogen Idec, Inc. (a) ..................................     1,343        46,266
C.R. Bard, Inc. ........................................       780        51,878
CIGNA Corp. ............................................     6,125       655,559
Cardinal Health, Inc. ..................................    20,098     1,157,243
Caremark Rx, Inc. (a) ..................................    13,782       613,575
Community Health Systems, Inc. (a) .....................     1,081        40,851
Coventry Healthcare, Inc. (a) ..........................       827        58,510
Edwards Lifesciences Corp. (a) .........................       956        41,127
Forest Laboratories, Inc. (a) ..........................     2,689       104,468
Genzyme Corp. (a) ......................................     2,017       121,201
Guidant Corp. ..........................................     2,451       164,952
HCA, Inc. ..............................................    15,916       901,960
Health Net Inc. (a) ....................................     1,605        61,247
Humana, Inc. (a) .......................................     4,966       197,349


                                                           SHARES       VALUE
                                                           ---------------------
Health Care (continued)
Invitrogen Corp. (a) ..................................        830   $    69,131
Johnson & Johnson .....................................     48,791     3,171,415
King Pharmaceuticals, Inc. (a) ........................      1,563        16,286
Lilly (Eli) & Co. .....................................      6,065       337,881
Lincare Holdings, Inc. (a) ............................      3,617       147,718
McKesson Corp. ........................................     10,269       459,948
Medco Health Solutions, Inc. (a) ......................     10,614       566,363
Merck & Co., Inc. .....................................     65,778     2,025,962
Mylan Laboratories, Inc. ..............................      1,262        24,281
PacifiCare Health Systems, Inc. (a) ...................      2,021       144,400
Patterson Cos, Inc. ...................................      2,124        95,750
Pfizer, Inc. ..........................................    113,358     3,126,414
Tenet Healthcare Corp. (a) ............................      3,040        37,210
Triad Hospitals, Inc. (a) .............................      2,453       134,032
UnitedHealth Group, Inc. ..............................     39,592     2,064,327
Universal Health Services, Inc. Class B ...............      1,412        87,798
Varian Medical Systems, Inc. (a) ......................      3,104       115,872
Vertex Pharmaceuticals, Inc. (a) ......................        634        10,677
Watson Pharmaceuticals, Inc. (a) ......................        888        26,249
WellPoint, Inc. (a) ...................................     12,365       861,099
Wyeth .................................................      3,947       175,641
                                                                     -----------
                                                                      20,556,962
                                                                     -----------
Industrials -- 9.1%
Alaska Air Group, Inc. (a) ............................      1,157        34,421
Alexander &  Baldwin, Inc. ............................      1,582        73,326
Allied Waste Industries, Inc. .........................      1,861        14,758
Boeing Co. (The) ......................................     21,594     1,425,204
Brink's Co. (The) .....................................      1,698        61,128
Burlington Northern Santa Fe Corp. ....................     14,494       682,378
Career Education Corp. (a) ............................      3,228       118,177
Cendant Corp. .........................................     48,758     1,090,716
CNF, Inc. .............................................      2,364       106,144
Cooper Industries, Ltd. Class A .......................        761        48,628
CSX Corp. .............................................      6,922       295,292
Cummins, Inc. .........................................        688        51,332
Deere & Co. ...........................................      1,980       129,670
Donnelley (R.R) & Sons Co. ............................      3,330       114,918
Emerson Electric Co. ..................................      2,986       187,013
Equifax, Inc. .........................................      4,214       150,482
Federal Signal Corp. ..................................        358         5,585
FedEx Corp. ...........................................      2,391       193,695
General Electric Co. ..................................    137,513     4,764,825
Goodrich Corp. ........................................        949        38,871
Graco, Inc. ...........................................        500        17,035
Grantie Construction, Inc. ............................        300         8,430
H&R Block, Inc. .......................................      2,483       144,883
Harsco Corp. ..........................................        954        52,041
Herman Miller, Inc. ...................................        552        17,024
Honeywell International, Inc. .........................      6,738       246,813
Ingersoll-Rand Co. Class A ............................      1,782       127,146
J.B. Hunt Transport Services, Inc. ....................      1,068        20,612
Lockheed Martin Corp. .................................      2,863       185,723



See accompanying notes to financial statements.         57


                                                           SHARES       VALUE
                                                           ---------------------
Industrials (continued)
Masco Corp. ...........................................     20,278   $   644,029
Navistar International Corp. (a) ......................        493        15,776
Norfolk Southern Corp. ................................     10,842       335,668
PACCAR, Inc. ..........................................      1,277        86,836
Pentair, Inc. .........................................        663        28,383
Precision Castparts Corp. .............................      2,535       197,476
Quanta Services, Inc. (a) .............................      3,278        28,846
Raytheon Co. ..........................................     13,922       544,629
Rockwell Automation, Inc. .............................      3,438       167,465
Rockwell Collins, Inc. ................................      8,235       392,645
Ryder System, Inc. ....................................      2,439        89,267
Swift Transportation Co., Inc. (a) ....................      2,444        56,921
Tecumseh Products Co. Class A .........................        128         3,512
Textron, Inc. .........................................      4,021       304,993
Thomas & Betts Corp. (a) ..............................        207         5,846
Tyco International Ltd. ...............................     19,148       559,122
Union Pacific Corp. ...................................      5,968       386,726
United Parcel Service, Inc. Class B ...................      2,408       166,537
United Rentals, Inc. (a) ..............................      3,285        66,390
Waste Management, Inc. ................................     21,621       612,739
Yellow Roadway Corp. (a) ..............................      1,162        59,030
                                                                     -----------
                                                                      15,159,106
                                                                     -----------
Information Technology -- 14.1%
Activision, Inc. (a) ..................................      2,933        48,453
Acxiom Corp. ..........................................      3,781        78,947
Advanced Micro Devices, Inc. (a) ......................     14,624       253,580
Amphenol Corp. Class A ................................        720        28,922
Apple Computer, Inc. (a) ..............................     30,249     1,113,466
Applied Materials, Inc. ...............................      2,884        46,663
Atmel Corp. (a) .......................................      5,705        13,521
Autodesk, Inc. ........................................     10,593       364,081
Avnet, Inc. (a) .......................................      1,929        43,460
BISYS Group, Inc. (The) (a) ...........................        918        13,715
BMC Software, Inc. (a) ................................     10,082       180,972
Cabot Microelectronics Corp. (a) ......................        354        10,263
CheckFree Corp. (a) ...................................      1,953        66,519
CIENA Corp. (a) .......................................      3,158         6,600
Cisco Systems, Inc. (a) ...............................    131,895     2,520,513
Citrix Systems, Inc. (a) ..............................      6,408       138,797
Cognizant Technology Solutions Corp. ..................      3,075       144,925
Computer Sciences Corp. (a) ...........................      8,779       383,642
Compuware Corp. (a) ...................................     10,471        75,287
Comverse Technology, Inc. (a) .........................      4,373       103,421
Corning, Inc. (a) .....................................     34,279       569,717
Cree, Inc. (a) ........................................        536        13,652
CSG Systems International, Inc. (a) ...................      1,589        30,159
Dell, Inc. (a) ........................................      9,712       383,721
Electronic Data Systems Corp. .........................      3,892        74,921
EMC Corp. (a) .........................................     12,094       165,809
Fairchild Semiconductor
 International, Inc. (a) ..............................      1,831        27,007
First Data Corp. ......................................      2,567       103,039


                                                           SHARES       VALUE
                                                           ---------------------
Information Technology (continued)
Freescale Semiconductor, Inc.
 Class B (a) ..........................................     15,366   $   325,452
Harris Corp. ..........................................      2,580        80,522
Hewlett-Packard Co. ...................................     24,314       571,622
Imation Corp. .........................................        263        10,202
Intel Corp. ...........................................     92,166     2,401,846
International Business Machine Corp. ..................     36,401     2,700,954
Intuit, Inc. (a) ......................................      5,735       258,706
Lam Research Corp. (a) ................................      6,416       185,679
LSI Logic Corp. (a) ...................................      3,057        25,954
Macromedia, Inc. (a) ..................................     11,167       426,803
Maxim Integerated Products, Inc. ......................      2,255        86,164
McAfee, Inc. ..........................................      6,120       160,222
Mercury Interactive Corp. (a) .........................      1,985        76,145
Micron Technology, Inc. ...............................     21,671       221,261
Microsoft Corp. .......................................    111,482     2,769,213
Motorola, Inc. ........................................    101,112     1,846,305
National Semiconductor Corp. ..........................     11,215       247,066
NCR Corp. .............................................      8,553       300,381
Network Appliance, Inc. (a) ...........................      8,159       230,655
Novell, Inc. (a) ......................................      2,837        17,589
NVIDIA Corp. (a) ......................................      2,539        67,842
Parametric Technology Corp. (a) .......................      5,413        34,535
PerkinElmer, Inc. (a) .................................      1,957        36,987
Powerwave Technologies, Inc. (a) ......................        778         7,951
QLogic Corp. (a) ......................................      2,093        64,611
Sabre Holdings Corp. Class A ..........................      2,104        41,975
Solectron Corp. (a) ...................................     36,999       140,226
Storage Technology Corp. (a) ..........................      4,922       178,620
Sungard Data Systems, Inc. (a) ........................      2,434        85,604
Sun Microsystems, Inc. (a) ............................    125,405       467,761
Sybase, Inc. (a) ......................................      2,984        54,756
Synopsys, Inc. (a) ....................................      6,867       114,473
Texas Instruments, Inc. ...............................     48,255     1,354,518
Thermo Electron Corp. (a) .............................      2,517        67,632
Unisys Corp. (a) ......................................      9,075        57,445
Varian, Inc. (a) ......................................        252         9,523
VERITAS Software Corp. (a) ............................      3,525        86,010
Vishay Intertechnology, Inc. (a) ......................      2,357        27,978
Western Digital Corp. (a) .............................      1,677        22,505
Wind River Systems, Inc. (a) ..........................        100         1,568
Xerox Corp. (a) .......................................     36,444       502,563
                                                                     -----------
                                                                      23,371,596
                                                                     -----------
Materials -- 3.8%
Alcoa, Inc. ...........................................      3,853       100,679
Arch Coal, Inc. (a) ...................................        513        27,943
Ball Corp. ............................................      1,770        63,649
Crompton Corp. (a) ....................................        922        13,046
Dow Chemical Co. (The) ................................     22,846     1,017,332
E.I. Du Pont de Nemours & Co. (a) .....................     35,844     1,541,650
Eastman Chemical Co. ..................................      3,528       194,569
FMC Corp. (a) .........................................        851        47,775



See accompanying notes to financial statements.         58

                                                                 MCMORGAN FUNDS


                                                            SHARES       VALUE
                                                            --------------------
Materials (continued)
Freeport-McMoRan Copper & Gold,
 Inc. Class B ..........................................      4,187   $  156,761
Georgia-Pacific Corp. ..................................     11,664      370,915
Great Lakes Chemical Corp. .............................      3,554      111,844
Longview Fibre Co. .....................................      2,249       46,217
Louisiana-Pacific Corp. ................................      1,730       42,523
Lyondell Chemical Co. ..................................      1,813       47,900
Martin Marietta Materials, Inc. ........................      2,189      151,304
MeadWestvaco Corp. .....................................      1,602       44,920
Monsanto Co. ...........................................     12,239      769,466
Nucor Corp. ............................................      6,151      280,609
Pactiv Corp. (a) .......................................      5,560      119,985
Peabody Energy Corp. ...................................        898       46,732
Phelps Dodge Corp. .....................................      4,403      407,278
Potlatch Corp. .........................................      1,307       68,395
PPG Industries, Inc. ...................................      3,678      230,831
Scotts Co. (The) Class A (a) ...........................        226       16,094
Steel Dynamics, Inc. ...................................        707       18,559
United States Steel Corp. ..............................      4,351      149,544
Vulcan Materials Co. ...................................      3,384      219,926
Weyerhaeuser Co. .......................................        587       37,363
                                                                      ----------
                                                                       6,343,809
                                                                      ----------
Telecommunication Services -- 4.8%
AT& T Corp. ............................................    135,706    2,583,842
CenturyTel, Inc. .......................................      2,011       69,641
Cincinnati Bell, Inc. (a) ..............................      9,284       39,921
Citizens Communications Co. ............................      7,722      103,784
Nextel Communications, Inc. Class A (a) ................     84,368    2,725,930
Qwest Communications
 International, Inc. (a) ...............................     24,399       90,520
Telephone &  Data Systems, Inc. ........................        442       18,038
Verizon Communications, Inc. ...........................     67,809    2,342,801
                                                                      ----------
                                                                       7,974,477
                                                                      ----------
Utilities -- 6.0%
AES Corp. (The) (a) ....................................     30,112      493,235
Allegheny Energy, Inc. (a) .............................      6,602      166,502
Alliant energy Corp. ...................................      1,660       46,729
American Electric Power Co., Inc. ......................     17,990      663,291
CenterPoint Energy, Inc. ...............................      2,006       26,499
Cinergy Corp. ..........................................     29,390    1,317,260
CMS Energy Corp. (a) ...................................      7,933      119,471
Consolidated Edison, Inc. ..............................      1,943       91,010
Constellation Energy Group, Inc. .......................      3,944      227,529
DPL, Inc. ..............................................      5,865      160,994
DTE Energy Co. .........................................      1,399       65,431
Edison International ...................................     12,628      512,065
El Paso Corp. ..........................................      9,507      109,521
Entergy Corp. ..........................................      6,924      523,108


                                                           SHARES       VALUE
                                                           ---------------------
Utilities (continued)
Exelon Corp. ..........................................       134   $      6,878
FirstEnergy Corp. .....................................     2,343        112,722
FPL Group, Inc. .......................................    10,799        454,206
IDACORP, Inc. .........................................       276          8,454
MDU Resources Group, Inc. .............................     1,898         53,467
Nicor, Inc. ...........................................     1,568         64,555
Nisource, Inc. ........................................     3,548         87,742
Northeast Utilities ...................................     2,828         58,992
OGE Energy Corp. ......................................       720         20,837
ONEOK, Inc. ...........................................     1,543         50,379
Pepco Holdings, Inc. ..................................     1,556         37,251
PG& E Corp. ...........................................     5,817        218,370
Pinnacle West Capital Corp. ...........................     2,678        119,037
PNM Resources, Inc. ...................................       421         12,129
Progress Energy, Inc. .................................     2,828        127,939
Public Service Enterprise Group, Inc. .................    35,957      2,186,905
Questar Corp. .........................................     1,940        127,846
Sierra Pacific Resources (a) ..........................     5,220         64,989
TECO Energy, Inc. .....................................     4,802         90,806
TXU Corp. .............................................    11,146        926,121
Westar Energy, Inc. ...................................     1,266         30,422
WGL Holdings, Inc. ....................................       348         11,707
Williams Cos., Inc. (The) .............................    26,102        495,938
Xcel Energy, Inc. .....................................     4,301         83,955
                                                                    ------------
                                                                       9,974,292
                                                                    ------------
Total Common Stocks
 (Cost $158,706,858) ..................................              164,910,840
                                                                    ------------
INVESTMENT COMPANY 0.6%
Capital Markets - 0.6%
S&P 500 Index-SPDR Trust
 Series 1 (c) .........................................     7,700        917,686
                                                                    ------------
Total Investment Company
 (Cost $925,621) ......................................                  917,686
                                                                    ------------



See accompanying notes to financial statements.         59

                                                           SHARES       VALUE
                                                           ---------------------
WARRANT 0.0% (B)
Information Technology - 0.0% (b)
Lucent Technologies, Inc.
Strike Price $2.75, Expire 12/10/07 ...................    8,391    $      6,461
                                                                    ------------
Total Warrant
 (Cost $0) ............................................                    6,461
                                                                    ------------
Total Investments
 (Cost $159,632,479) (d) ..............................     99.9%    165,834,987
Cash and Other Assets,
 Less Liabilities .....................................      0.1         201,423
                                                           -----    ------------
Net Assets ............................................    100.0%   $166,036,410
                                                           =====    ============
(a) Non-dividend paying stock.
(b) Less than one tenth of a percent.
(c) Exchange Traded Fund - represents
    a basket of securities that are traded
    on an exchange.
(d) Aggregate cost for federal income tax
    purposes is $161,058,359, and net unrealized
    appreciation is as follows:
  Gross unrealized appreciation........................             $  9,871,420
  Gross unrealized depreciation........................               (5,094,792)
                                                                    ------------
  Net unrealized appreciation..........................             $  4,776,628
                                                                    ============



See accompanying notes to financial statements.         60

                                                                 MCMORGAN FUNDS



EQUITY INVESTMENT FUND



Statement of Assets and Liabilities
June 30, 2005

ASSETS:
 Investments in securities at value
   (cost $159,632,479) ..........................................   $165,834,987
 Cash-interest bearing accounts .................................        843,563
 Receivable for securities sold .................................      1,619,199
 Dividends and interest receivable ..............................        216,118
 Receivable for fund shares sold ................................        130,672
 Other assets ...................................................         49,664
                                                                    ------------
    Total assets ................................................    168,694,203
                                                                    ------------
LIABILITIES:
 Payable for securities purchased ...............................      2,586,774
 Payable to Advisor, net ........................................         19,749
 Transfer Agent fees payable ....................................         18,728
 Administration fees payable ....................................          8,144
 Accounting fees payable ........................................          5,152
 Payable for fund shares redeemed ...............................          1,651
 12b-1 fees payable .............................................          1,464
 Accrued expenses ...............................................         16,131
                                                                    ------------
    Total liabilities ...........................................      2,657,793
                                                                    ------------
Net Assets ......................................................   $166,036,410
                                                                    ============
NET ASSETS CONSIST OF:
 Capital paid-in ................................................   $189,841,921
 Accumulated undistributed net investment
   income .......................................................         64,824
 Accumulated net realized loss on investments ...................    (30,072,843)
 Net unrealized appreciation on investments .....................      6,202,508
                                                                    ------------
                                                                    $166,036,410
                                                                    ============
Net Assets:
 Class McMorgan .................................................   $159,132,087
 Class Z ........................................................      6,904,323
                                                                    ------------
                                                                    $166,036,410
                                                                    ============
Shares Outstanding:
 Class McMorgan .................................................      7,335,510
                                                                    ============
 Class Z ........................................................        318,387
                                                                    ============
Net asset value and redemption price per share:
 Class McMorgan .................................................   $      21.69
                                                                    ============
 Class Z ........................................................   $      21.69
                                                                    ============

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2005

INVESTMENT INCOME:
 Dividends .......................................................   $ 3,457,062
 Interest ........................................................         2,431
                                                                     -----------
   Total investment income .......................................     3,459,493
                                                                     -----------
Expenses:
 Investment advisory fees (Note F) ...............................       913,468
 Administration fees .............................................       104,298
 Legal fees ......................................................        77,960
 Transfer agent fees .............................................        75,833
 Accounting fees .................................................        63,611
 Custodian fees ..................................................        50,275
 Trustees fees ...................................................        46,171
 Insurance fees ..................................................        36,772
 Registration expenses ...........................................        31,172
 Report to shareholder expense ...................................        30,643
 12B-1 distribution fees (Class Z) ...............................        24,734
 Auditing fees ...................................................        23,500
 Miscellaneous expenses ..........................................         9,197
                                                                     -----------
   Total expenses ................................................     1,487,634
 Expenses reimbursed (Note F) ....................................       (92,699)
                                                                     -----------
   Net Expenses ..................................................     1,394,935
                                                                     -----------
Net Investment Income ............................................     2,064,558
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments ................................    12,304,076
 Net change in unrealized appreciation on
   investments ...................................................    (2,892,052)
                                                                     -----------
 Net realized and unrealized gain on investments .................     9,412,024
                                                                     -----------
Increase in net assets from operations ...........................   $11,476,582
                                                                     ===========



See accompanying notes to financial statements.         61

EQUITY INVESTMENT FUND



Statement of Changes in Net Assets


                                                       FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED
                                                      6/30/2005       6/30/2004
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ..........................    $  2,064,558   $  1,817,282
 Net realized gain on investments ...............      12,304,076      2,767,694
 Net change in unrealized appreciation/
 (depreciation) on investments ..................      (2,892,052)    23,766,941
                                                     ------------   ------------
 Increase in net assets .........................      11,476,582     28,351,917
                                                     ------------   ------------
Dividends to shareholders:
 From net investment income:
   Class McMorgan shares.........................      (1,943,021)    (1,741,137)
   Class Z shares................................         (88,829)       (73,437)
                                                     ------------   ------------
 Total dividends and distributions to
 shareholders ...................................      (2,031,850)    (1,814,574)
                                                     ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class McMorgan shares.........................      33,682,935     39,190,208
   Class Z shares................................       1,094,354      3,047,603
 Net asset value of shares issued to
 shareholders in reinvestment of dividends:
   Class McMorgan shares.........................       1,925,333      1,733,385
   Class Z shares................................          88,829         73,437
                                                     ------------   ------------
                                                       36,791,451     44,044,633
 Cost of shares redeemed:
   Class McMorgan shares.........................     (80,770,357)   (53,271,477)
   Class Z shares................................      (5,803,403)    (3,576,628)
                                                     ------------   ------------
 Decrease in net assets derived from capital
 share transactions .............................     (49,782,309)   (12,803,472)
                                                     ------------   ------------
 Total increase (decrease) in net assets ........     (40,337,577)    13,733,871
Net Assets:
 Beginning of year ..............................     206,373,987    192,640,116
                                                     ------------   ------------
 End of year (including undistributed net
 investment income of
   $64,824 and $32,116 respectively).............    $166,036,410   $206,373,987
                                                     ============   ============



See accompanying notes to financial statements.         62

                                                                 MCMORGAN FUNDS



EQUITY INVESTMENT FUND




Financial Highlights


The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                                                       CLASS MCMORGAN
                                                                                                    YEAR ENDED JUNE 30,
                                                                             ------------------------------------------------------
                                                                               2005       2004        2003        2002       2001
                                                                             --------   --------    --------    --------   --------
Net asset value, beginning of period.....................................    $  20.58   $  18.04    $  19.05    $  24.57   $  30.17
                                                                             --------   --------    --------    --------   --------
 Income from investment operations:
 Net investment income...................................................        0.25(a)    0.18        0.23        0.21       0.19
 Net realized and unrealized gain (loss) on investments..................        1.10       2.54       (1.00)      (5.12)     (3.83)
                                                                             --------   --------    --------    --------   --------
   Total from investment operations......................................        1.35       2.72       (0.77)      (4.91)     (3.64)
                                                                             --------   --------    --------    --------   --------
 Less dividends and distributions:
 From net investment income..............................................       (0.24)     (0.18)      (0.24)      (0.20)     (0.20)
 From capital gains......................................................          --         --          --       (0.41)     (1.76)
                                                                             --------   --------    --------    --------   --------
   Total dividends and distributions.....................................       (0.24)     (0.18)      (0.24)      (0.61)     (1.96)
                                                                             --------   --------    --------    --------   --------
Net asset value, end of period...........................................    $  21.69   $  20.58    $  18.04    $  19.05   $  24.57
                                                                             ========   ========    ========    ========   ========
Total return.............................................................        6.60%     15.11%      (3.99)%    (20.34)%    12.44%
Ratios/Supplemental Data
 Net assets, end of period (in 000's)....................................    $159,132   $195,193    $182,470    $196,914   $228,606
 Ratio of expenses to average net assets before
   reimbursement and recovery of expenses by Advisor.....................        0.80%      0.72%       0.71%       0.71%      0.69%
 Ratio of expenses to average net assets after
   reimbursement of expenses by Advisor..................................        0.75%      0.72%       0.71%       0.71%      0.69%
 Ratio of net investment income to average net assets
   before reimbursement of expenses by Advisor...........................        1.14%(a)   0.90%       1.34%       0.95%      0.69%
 Ratio of net investment income to average net assets after
   reimbursement of expenses by Advisor..................................        1.19%(a)   0.90%       1.34%       0.95%      0.69%
 Portfolio turnover......................................................         127%     39.13%      30.77%      14.95%     22.52%



See accompanying notes to financial statements.         63

EQUITY INVESTMENT FUND



Financial Highlights  (continued)


                                                                                                            CLASS Z
                                                                                                      YEAR ENDED JUNE 30,
                                                                                   ------------------------------------------------
                                                                                    2005      2004       2003      2002      2001*
                                                                                   ------   -------    -------    -------   -------
Net asset value, beginning of period...........................................    $20.57   $ 18.04    $ 19.05    $ 24.57   $ 27.68
                                                                                   ------   -------    -------    -------   -------
 Income from investment operations:
 Net investment income.........................................................      0.17(a)   0.13       0.18       0.15      0.06
 Net realized and unrealized gain (loss) on investments........................      1.14      2.53      (1.00)     (5.11)    (3.10)
                                                                                   ------   -------    -------    -------   -------
   Total from investment operations............................................      1.31      2.66      (0.82)     (4.96)    (3.04)
                                                                                   ------   -------    -------    -------   -------
 Less dividends and distributions:
 From net investment income....................................................     (0.19)    (0.13)     (0.19)     (0.15)    (0.07)
 From capital gains............................................................        --        --         --      (0.41)       --
                                                                                   ------   -------    -------    -------   -------
   Total dividends and distributions...........................................     (0.19)    (0.13)     (0.19)     (0.56)    (0.07)
                                                                                   ------   -------    -------    -------   -------
Net asset value, end of period.................................................    $21.69   $ 20.57    $ 18.04    $ 19.05   $ 24.57
                                                                                   ======   =======    =======    =======   =======
Total return...................................................................      6.38%    14.78%     (4.23)%   (20.52)%  (10.97)
Ratios/Supplemental Data
 Net assets, end of period (in 000's)..........................................    $6,904   $11,181    $10,170    $12,637   $11,645
 Ratio of expenses to average net assets before
   reimbursement and recovery of expenses by Advisor...........................      1.05%     0.97%      0.96%      0.96%     0.94%
 Ratio of expenses to average net assets after
   reimbursement of expenses by Advisor........................................      1.00%     0.97%      0.96%      0.96%     0.94%
 Ratio of net investment income to average net assets
   before reimbursement of expenses by Advisor.................................      0.89%(a)  0.65%      1.09%      0.70%     0.44%
 Ratio of net investment income to average net assets after
   reimbursement of expenses by Advisor........................................      0.94%(a)  0.65%      1.09%      0.70%     0.44%
 Portfolio turnover............................................................       127%    39.13%     30.77%     14.95%    22.52%

---------------
*   Class Z commenced operations on February 1, 2001.
+   Annualized.
(a) Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.03%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(b) Total Return is not annualized.


See accompanying notes to financial statements.         64

NOTES TO FINANCIAL STATEMENTS                                     JUNE 30, 2005

NOTE (A) ORGANIZATION AND BUSINESS: McMorgan Funds (the "Trust"), is a no-load, open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware statutory trust (formerly business trust) on February 3, 1994. The Trust offers shares of beneficial interest (collectively, the "Shares") in the following series: McMorgan Principal Preservation Fund (the "Principal Preservation Fund"), McMorgan Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund"), McMorgan Fixed Income Fund (the "Fixed Income Fund"), McMorgan Balanced Fund (the "Balanced Fund"), McMorgan Equity Investment Fund (the "Equity Investment Fund") and McMorgan High Yield Fund (the "High Yield Fund") (each a "Fund" and collectively, the "Funds"). The Principal Preservation Fund and the High Yield Fund only offer the McMorgan Funds class of shares. The Intermediate Fixed Income Fund, Balanced Fund, and Equity Investment Fund offer two classes of shares: McMorgan Funds Shares and Class Z Shares. The Fixed Income Fund offers four classes of shares: McMorgan Funds shares, Class Z shares, Class R1 shares and Class R2 shares. Class Z shares commenced operations on January 25, 2001 for the Balanced Fund, on February 1, 2001 for the Fixed Income and Equity Investment Funds and on September 4, 2001 for the Intermediate Fixed Income Fund. Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The Principal Preservation Fund commenced investment operations on July 13, 1994. The Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and Equity Investment Fund commenced investment operations on July 14, 1994. The High Yield Fund commenced investment operations on November 3, 2003. Investment in the Principal Preservation Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Principal Preservation Fund will be able to maintain a stable net asset value of $1.00. Certain officers and trustees of the Funds are also officers and directors of McMorgan & Company LLC (the "Adviser"). The Adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, is the sub-adviser to the High Yield Fund. Effective February 15, 2005, NYLIM is also the sub-adviser to the Equity Investment Fund and the equity portion of the Balanced Fund's investment portfolio. No officer or employee of the Adviser receives any compensation from the Funds for acting as a trustee of the Funds. All Trust officers serve without direct compensation from the Funds. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES

   (1) SECURITY VALUATION: The net asset value per share of each Fund is computed as of the close of regular trading on the New York Stock Exchange. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The equity securities of each Fund listed or traded on a stock exchange are valued at the last sale price on its principal exchange. If no sale price is reported, the security shall be valued at the mean between the closing bid price and asked price on that exchange. Securities traded over-the-counter are priced at the closing bid price supplied through such system. Fixed-income securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Funds' Board of Trustees. The prices for futures contracts are valued at the settlement prices established each day on the exchange where they are principally traded.

   Rights and warrants are valued at the last sale price at the close of the exchange on which the security to which the right or warrant relates is principally traded. In some situations, certain markets may not be closed at the time at which a security must be valued. In these situations, a pricing service provides "snapshot" prices of such securities. All securities held in the portfolio of the Principal Preservation Fund and all debt securities with maturities of 60 days or less held by the other Funds are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Fund's investment adviser or designee, are valued at fair value as determined in good faith by the Funds' Board of Trustees. Such fair valuation is determined by taking into account relevant factors and surrounding circumstances.

   (2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements to earn income. The Funds may only enter into repurchase agreements with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Funds' Board of Trustees. During the term of any repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience a delay or difficulty in exercising its right to the collateral. In addition, the Funds may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

   (3) INVESTMENT INCOME AND SECURITY TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums/ discounts on fixed income securities are amortized/accreted daily. Security transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the first-in-first-out method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

   (4) FEDERAL INCOME TAXES: The Trust has elected to be treated as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of the Funds' net taxable income. Each Fund qualified for such treatment for the year ended June 30, 2005. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements.

   (5) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   (6) USE OF ESTIMATES: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (7) FOREIGN SECURITIES: Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

   (8) HIGH-YIELD SECURITIES: ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

   (9) RESTRICTED SECURITIES: Each Fund (other than the McMorgan Principal Preservation Fund) may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Restricted securities held at June 30, 2005:



                                                                      DATE(S) OF                                           PERCENT
                                                                      ACQUISITION       SHARE                6/30/05        OF
HIGH YIELD FUND                                                        SECURITY         AMOUNT      COST      VALUE      NET ASSETS
                                                                     -------------       ------    -------   -------     ----------
Haights Cross Communications, Inc.
 Preferred Stock
 16.00%, Class B..............................................          1/22/04          6,286    $292,429    $358,302       0.3%
 Warrants.....................................................          1/22/04              7           0(a)        0(a)    0.0(b)
 Warrants, Preferred Class A..................................          1/22/04          6,225          62          62       0.0(b)
                                                                                                  --------    --------       ---
                                                                                                  $292,491    $358,364       0.3%
                                                                                                  ========    ========       ===

(a)  Less than one dollar.
(b)  Less than one tenth of a percent.

NOTE (C) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Principal Preservation Fund declares dividends daily from its net investment income. The Principal Preservation Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. The Intermediate Fixed Income Fund, the Fixed Income Fund and the High Yield Fund distribute their respective net investment income to shareholders monthly and net capital gains, if any, are distributed annually. With respect to the Balanced Fund and the Equity Investment Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually.

The tax character, of distributions paid during the years ended June 30, 2005 and June 30, 2004, was as follows:


                                                                                      INTERMEDIATE
                                                                                      FIXED INCOME               FIXED INCOME
                                                                                          FUND                       FUND
                                                                                ------------------------    -----------------------
                                                                                  2005           2004          2005         2004
                                                                               ----------    -----------    ----------   ----------
Distributions paid from:
 Ordinary income ...........................................................   $5,538,479    $ 8,354,076    $2,592,400   $3,611,823
 Long-term capital gain ....................................................      243,103      3,239,056       215,287       19,383
                                                                               ----------    -----------    ----------   ----------
                                                                               $5,781,582    $11,593,132    $2,807,687   $3,631,206
                                                                               ==========    ===========    ==========   ==========



                                                            HIGH YIELD                  BALANCED               EQUITY INVESTMENT
                                                               FUND                       FUND                       FUND
                                                      -----------------------    -----------------------    -----------------------
                                                        2005          2004         2005          2004          2005         2004
                                                     ----------    ----------   ----------    ----------    ----------
Distributions paid from:
 Ordinary income .................................   $6,164,765    $2,605,922   $2,057,120    $2,866,834    $2,031,850   $1,814,574
 Long-term capital gain ..........................            -             -            -             -             -            -
                                                     ----------    ----------   ----------    ----------    ----------   ----------
                                                     $6,164,765    $2,605,922   $2,057,120    $2,866,834    $2,031,850   $1,814,574
                                                     ==========    ==========   ==========    ==========    ==========   ==========


As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:


                                                     INTERMEDIATE
                                                     FIXED INCOME   FIXED INCOME
                                                         FUND           FUND
                                                     ------------   ------------
Undistributed ordinary income ...................      $522,917       $410,484
Unrealized appreciation .........................       292,662        558,591
Post October loss ...............................       (48,279)             -
                                                       --------       --------
                                                       $767,300       $969,075
                                                       ========       ========


                                                                                      HIGH YIELD     BALANCED     EQUITY INVESTMENT
                                                                                         FUND          FUND              FUND
                                                                                     -----------    -----------   -----------------
Undistributed ordinary income....................................................    $   413,015    $    44,929      $     64,824
Undistributed long-term gain (Capital loss carryforward).........................              -     (8,474,990)      (28,646,963)
Unrealized appreciation (depreciation)...........................................     (1,158,649)     1,855,109         4,776,628
Post October loss................................................................       (184,379)             -                 -
                                                                                     -----------    -----------      ------------
                                                                                     $  (930,013)   $(6,574,952)     $(23,805,511)
                                                                                     ===========    ===========      ============


The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends, in each calendar year, at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

On June 30, 2005, the following Fund had reclassifications between accumulated net realized gain/loss and paid in capital on investments as a result of other reclassifications.


                                                                                                                INCREASE (DECREASE)
                                                                                                    INCREASE       IN ACCUMULATED
                                                                                                   (DECREASE)       NET REALIZED
                                                                                                   IN PAID IN       GAIN/LOSS ON
                                                                                                    CAPITAL         INVESTMENTS
                                                                                                   ----------   -------------------
Balanced Fund .................................................................................    $3,409,747       $(3,409,747)


Net assets of the Fund was unaffected by the reclassifications discussed.

NOTE (D) CAPITAL SHARE TRANSACTIONS (IN 000'S): Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

                              PRINCIPAL PRESERVATION FUND                     INTERMEDIATE FIXED INCOME FUND
                             -----------------------------     --------------------------------------------------------------
                                     CLASS MCMORGAN                   CLASS MCMORGAN                      CLASS Z
                             -----------------------------    -----------------------------     -----------------------------
                              YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                             JUNE 30, 2005   JUNE 30, 2004    JUNE 30, 2005   JUNE 30, 2004    JUNE 30, 2005    JUNE 30, 2004
                             -------------   -------------    -------------   -------------    -------------    -------------
Shares sold..............       141,679          263,634          3,670            5,514              87             122
Shares issued in
  reinvestment of
  dividends and
  distributions..........         2,623            1,264            542            1,072               4              11
                               --------         --------         ------           ------            ----            ----
                                144,302          264,898          4,212            6,586              91             133
Shares redeemed..........      (130,458)        (291,678)        (5,287)          (7,256)           (254)           (305)
                               --------         --------         ------           ------            ----            ----
Net increase (decrease)..        13,844          (26,780)        (1,075)            (670)           (163)           (172)
                               ========         ========         ======           ======            ====            ====



                                                                                           FIXED INCOME FUND
                                                                     --------------------------------------------------------------
                                                                            CLASS MCMORGAN                       CLASS Z
                                                                     -----------------------------    -----------------------------
                                                                      YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                                    JUNE 30, 2005    JUNE 30, 2004    JUNE 30, 2005   JUNE 30, 2004
                                                                    -------------    -------------    -------------   -------------
Shares sold .....................................................          634             849             668            1,498
Shares issued through reinvestment of dividends .................          148             206             104              117
                                                                        ------           -----            ----            -----
                                                                           782           1,055             772            1,615
Shares redeemed .................................................       (1,264)           (911)           (528)            (589)
                                                                        ------           -----            ----            -----
Net increase (decrease) .........................................         (482)            144             244            1,026
                                                                        ======           =====            ====            =====


                                                                                        FIXED INCOME FUND
                                                                  --------------------------------------------------------------
                                                                           CLASS R1**                       CLASS R2**
                                                                 -----------------------------     -----------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                 JUNE 30, 2005   JUNE 30, 2004    JUNE 30, 2005    JUNE 30, 2004
                                                                 -------------   -------------    -------------    -------------
Shares sold..................................................            --               --(a)            --              --(a)
Shares issued through reinvestment of dividends..............            --(a)            --               --(a)           --
                                                                   --------         --------         --------        --------
                                                                         --(a)            --(a)            --(a)           --(a)
Shares redeemed..............................................            --               --               --              --
                                                                   --------         --------         --------        --------
Net increase.................................................            --(A)            --(A)            --(A)           --(A)
                                                                   ========         ========         ========        ========



                                                                                     HIGH YIELD FUND*
                                                                               -----------------------------
                                                                                      CLASS MCMORGAN
                                                                               -----------------------------
                                                                                YEAR ENDED       YEAR ENDED
                                                                              JUNE 30, 2005    JUNE 30, 2004
                                                                              -------------    -------------
Shares sold ...............................................................       6,403            5,367
Shares issued through reinvestment of dividends ...........................         604              258
                                                                                  -----            -----
                                                                                  7,007            5,625
Shares redeemed ...........................................................        (308)              --
                                                                                  -----            -----
Net increase ..............................................................       6,699            5,625
                                                                                  =====            =====


                                                                                             BALANCED FUND
                                                                     --------------------------------------------------------------
                                                                            CLASS MCMORGAN                       CLASS Z
                                                                     -----------------------------    -----------------------------
                                                                      YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                                    JUNE 30, 2005    JUNE 30, 2004    JUNE 30, 2005   JUNE 30, 2004
                                                                    -------------    -------------    -------------   -------------
Shares sold .....................................................          456            1,181             45              88
Shares issued through reinvestment of dividends .................          108              162              9               8
                                                                        ------           ------            ---             ---
                                                                           564            1,343             54              96
Shares redeemed .................................................       (4,117)          (2,206)           (89)            (90)
                                                                        ------           ------            ---             ---
Net increase (decrease) .........................................       (3,553)            (863)           (35)              6
                                                                        ======           ======            ===             ===


                                                                                         EQUITY INVESTMENT FUND
                                                                     --------------------------------------------------------------
                                                                            CLASS MCMORGAN                       CLASS Z
                                                                     -----------------------------    -----------------------------
                                                                      YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                                    JUNE 30, 2005    JUNE 30, 2004    JUNE 30, 2005   JUNE 30, 2004
                                                                    -------------    -------------    -------------   -------------
Shares sold .....................................................        1,599            1,959             52              154
Shares issued through reinvestment of dividends .................           90               88              4                4
                                                                        ------           ------           ----             ----
                                                                         1,689            2,047             56              158
Shares redeemed .................................................       (3,839)          (2,674)          (282)            (178)
                                                                        ------           ------           ----             ----
Net decrease ....................................................       (2,150)            (627)          (226)             (20)
                                                                        ======           ======           ====             ====

(a) Less than one thousand.
*  Fund commenced operations on November 3, 2003.
** First offered on January 2, 2004.

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended June 30, 2005 were:


                                                     AGGREGATE     PROCEEDS FROM
                                                     PURCHASES         SALES
                                                    ------------   -------------
Intermediate Fixed Income Fund .................    $470,956,858    $488,596,770
Fixed Income Fund ..............................     226,825,415     226,176,684
High Yield Fund ................................     132,876,346      67,654,241
Balanced Fund ..................................     175,174,393     235,451,917
Equity Investment Fund .........................     228,818,391     275,842,277

NOTE (F) AFFILIATED-ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES
AGREEMENTS: Under its investment advisory agreements with each of the Funds, the Adviser provides investment advisory services to the Funds. The Funds will pay the Adviser at the following annual percentage rates of the average daily net assets of each Fund: 0.25% for the Principal Preservation Fund; 0.35% for the Intermediate Fixed Income Fund; 0.35% for the Fixed Income Fund; 0.45% for the Balanced Fund; 0.50% for the Equity Investment Fund and the High Yield Fund. These fees are accrued daily and paid monthly. The Adviser has voluntarily undertaken to absorb for the McMorgan Funds Principal Preservation Fund, Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund, Balanced Fund and Equity Investment Fund operating expenses which cause total expenses to exceed 0.30%, 0.50%, 0.50%, 0.75%, 0.60% and 0.75%, respectively.
For the period July 1, 2004 through June 30, 2005, the net amount of expenses the Adviser absorbed, subject to repayment, totaled $271,924 for the Principal Preservation Fund; $175,303 for the Intermediate Fixed Income Fund; $189,912 for the Fixed Income Fund; $246,909 for the Balanced Fund and $92,699 for the Equity Investment Fund.

The investment advisory agreements provide that any reductions or expense reimbursements made by the Adviser in its fees are subject to reimbursement by the Funds within the following three years of such reduction or reimbursement provided that the Funds are able to effect such reimbursement and remain in compliance with applicable expense limitations.

Since July 1, 2002 through June 30, 2005, the Adviser has reduced its management fee and otherwise absorbed Fund expenses for each Fund in the following amounts: Principal Preservation Fund $733,665; Intermediate Fixed Income Fund $424,292; Fixed Income Fund $496,484; High Yield Fund $22,202; Balanced Fund $557,587 and Equity Investment Fund $92,699.

As of June 30, 2005 the Adviser can recover the following reimbursement amounts:


                                                                         EXPIRES 2006   EXPIRES 2007    EXPIRES 2008     TOTAL
                                                                         ------------   ------------    ------------    --------
Principal Preservation Fund..........................................      $219,211       $242,530        $271,924      $733,665
Intermediate Fixed Income Fund.......................................       116,789        132,200         175,303       424,292
Fixed Income Fund....................................................       146,036        160,536         189,912       496,484
High Yield Fund......................................................            --         22,202              --        22,202
Balanced Fund........................................................       145,813        164,865         246,909       557,587
Equity Investment Fund...............................................            --             --          92,699        92,699

NYLIM serves as sub-adviser for the High Yield Fund. Pursuant to a sub-advisory agreement, the Adviser pays NYLIM 50% of the fee received by the Adviser from the High Yield Fund.

Effective February 15, 2005, NYLIM has served as sub-adviser to the Equity Investment Fund and the equity portion of the Balanced Fund's investment portfolio. Pursuant to a sub-advisory agreement, the Adviser will pay NYLIM 0.25% of the net asset value of the assets of the Equity Investment Fund and Balanced Fund.

The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Class Z Shares of the Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund, Equity Investment Fund and High Yield Fund and Class R2 shares of the Fixed Income Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the applicable Fund will reimburse NYLIFE Distributors LLC, an affiliate of the Adviser, who serves as distributor to the Funds pursuant to an Underwriting Agreement, or a third party administrator for actual distributions and shareholder servicing expenses incurred, on an annual basis of 0.25% of each Fund's Class Z and Class R2 Shares average daily net assets. The High Yield Fund does not currently offer Class Z shares to the public nor has any Class Z shares currently outstanding.

NOTE (G) TRANSFER AGENT: NYLIM Service Company LLC, an affiliate of the Adviser, serves as the Funds transfer agent. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which NYLIM Service Company LLC is responsible. Transfer agent expenses accrued for the year ended June 30, 2005 for each Fund were as follows: Principal Preservation Fund $53,093; Intermediate Fixed Income Fund $56,762; Fixed Income Fund $52,293; High Yield Fund $4,239; Balanced Fund $66,265 and Equity Investment Fund $75,833.

NOTE (H) ADMINISTRATOR: New York Life Investment Management LLC, an affiliate of the Adviser, serves as Administrator for the Funds. For providing administrative services to the Funds, New York Life Investment Management LLC receives from each Fund a basic fee, computed daily and paid monthly. Administration fees accrued for the year ended June 30, 2005 for each Fund were as follows: Principal Preservation Fund $71,285; Intermediate Fixed Income Fund $97,041; Fixed Income Fund $45,715; High Yield Fund $41,599; Balanced Fund $63,479 and Equity Investment Fund $104,298.

The Fund pays the Administrator a monthly fee for accounting services provided. Fees for accounting services provided to the Funds by the Administrator for the year ended June 30, 2005 were as follows: Principal Preservation Fund $45,281; Intermediate Fixed Income Fund $61,379; Fixed Income Fund $46,063; High Yield Fund $36,482; Balanced Fund $51,355 and Equity Investment Fund $63,611.

NOTE (I) TRUSTEES FEES: The non-interested Trustees of McMorgan Funds each receive a flat fee of $33,000 per year, plus reimbursement for all out-of-pocket expenses incurred for each meeting of the Board of Trustees they attend. The Chairman of the Board and lead Independent Trustee receives an additional fee of $5,000 per year. No officer or employee of McMorgan & Company LLC receives any compensation from the Funds for acting as a Trustee of the Funds. The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-788-9485.

NOTE (J) CAPITAL LOSS CARRYFORWARD AND POST OCTOBER LOSSES: At June 30, 2005, the Funds had available for federal tax purposes unused capital loss carryforwards as follows:


                                                   EXPIRES IN 2012      TOTAL
                                                   ---------------   -----------
Balanced Fund .................................      $ 8,474,990     $ 8,474,990
Equity Investment Fund ........................       28,589,829      28,589,829


As of June 30, 2005, the Funds had realized capital losses during the period November 1, 2004 through June 30, 2005, which are treated for federal income tax purposes as arising in the tax year ending June 30, 2006.


                                                               POST OCTOBER LOSS
                                                               -----------------
Intermediate Fixed Income Fund .............................        $ 48,279
High Yield Fund ............................................         184,379

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND TRUSTEES OF
MCMORGAN FUNDS
SAN FRANCISCO, CALIFORNIA

We have audited the accompanying statements of assets and liabilities of McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund, each a series of shares of beneficial interest of McMorgan Funds, including the portfolios of investments, as of June 30, 2005 and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund as of June 30, 2005, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                     TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 29, 2005

MCMORGAN FUNDS -- TRUSTEES AND OFFICERS (UNAUDITED)


The Trust's Board of Trustees has the ultimate responsibility of running the Funds. Information about the Trustees is provided below. Additional board member information is included in the SAI, which is available free of charge by calling 1-800-831-1994.

                                                                                                              NUMBER OF
                                                                                                              PORTFOLIOS IN
                                                                                                              FUND
                                                          TERM OF OFFICE AND       PRINCIPAL                  COMPLEX
NAME, ADDRESS                       POSITION(S)           LENGTH OF TIME           OCCUPATION(S) DURING       OVERSEEN
AND AGE                             HELD WITH FUND        SERVED1                  PAST 5 YEARS               BY TRUSTEE
 -----------------------------------------------------------------------------------------------------------------------------
Kenneth I. Rosenblum                Chairman and          Since inception          Independent                        6
McMorgan & Company LLC              Trustee                                        Consultant
One Bush Street
San Francisco, CA 94104
Age 64
 -----------------------------------------------------------------------------------------------------------------------------
Robert C. Daney, CPA                Trustee               Since 5/04               Partner, Brach,                    6
McMorgan & Company LLC                                                             Neal, Daney &
One Bush Street                                                                    Spence LLP
San Francisco, CA 94104                                                            (1981-Present)
Age 55
 -----------------------------------------------------------------------------------------------------------------------------
Alan Lindquist, CPA                 Trustee               Since 8/24/04            Retired; prior                     6
McMorgan & Company LLC                                                             thereto, Partner,
One Bush Street                                                                    Thomas Harvey LLP
San Francisco, CA 94104
Age 60
 -----------------------------------------------------------------------------------------------------------------------------
Walter B. Rose                      Trustee               Since inception          President, Venture                 6
McMorgan & Company LLC                                                             Consulting Corp.
One Bush Street                                                                    (1998 - Present);
San Francisco, CA 94104                                                            prior thereto,
                                                                                   President, McBain,
Age 59                                                                             Rose Partners
 -----------------------------------------------------------------------------------------------------------------------------
Mark R. Taylor*                     President &           Since 7/04               Executive Vice                     6
McMorgan & Company LLC              Trustee               Since 8/04/04            President,
One Bush Street                                                                    McMorgan &
San Francisco, CA 94104                                                            Company LLC;
Age 46
 -----------------------------------------------------------------------------------------------------------------------------
Robert M. Hirsch*                   Chief Legal           Since inception          General Counsel,                   6
McMorgan & Company LLC              Officer                                        McMorgan &
One Bush Street                                                                    Company LLC;
San Francisco, CA 94104
Age 51
 -----------------------------------------------------------------------------------------------------------------------------
Vincent J. Bencivenga*              Chief Compliance      Since 8/23/04            Chief Compliance                   6
McMorgan & Company LLC              Officer                                        Officer,
One Bush Street                                                                    McMorgan &
San Francisco, CA 94104                                                            Company LLC;
                                                                                   prior thereto
                                                                                   Principal,
                                                                                   Compliance
Age 54                                                                             Group West
 -----------------------------------------------------------------------------------------------------------------------------


---------------
1 Each Trustee and Officer serves for an indefinite term, until his resignation, death or removal.
*  An "interested person" as defined in the 1940 Act.

MCMORGAN FUNDS -- TRUSTEES AND OFFICERS (UNAUDITED)


                                                                                                              NUMBER OF
                                                                                                              PORTFOLIOS IN
                                                                                                              FUND
                                                          TERM OF OFFICE AND       PRINCIPAL                  COMPLEX
NAME, ADDRESS                       POSITION(S)           LENGTH OF TIME           OCCUPATION(S) DURING       OVERSEEN
AND AGE                             HELD WITH FUND        SERVED1                  PAST 5 YEARS               BY TRUSTEE
 -----------------------------------------------------------------------------------------------------------------------------
Jeffery J. Gaboury*                 Treasurer &           Since 6/05               Managing Director,                 6
New York Life Investment            Principal                                      NYLIM and Chief
Management LLC                      Financial Officer                              Financial Officer,
169 Lackawanna Avenue                                                              Treasurer and
Parsippany, NJ 07054                                                               Vice President of
                                                                                   MainStay Funds,
Age 36                                                                             MainStay VP Funds and
                                                                                   Eclipse Funds; Manager
                                                                                   of NYLIM Service
                                                                                   Company LLC,
                                                                                   Executive Vice
                                                                                   President, New York
                                                                                   Life Trust Company;
                                                                                   prior thereto, Director
                                                                                   of Fund Administration,
                                                                                   Investors Bank & Trust
                                                                                   Company
 -----------------------------------------------------------------------------------------------------------------------------
Teresa Matzelle*                    Vice President &      Since 8/23/04            Vice President,                    6
McMorgan & Company LLC              Secretary                                      McMorgan &
One Bush Street                                                                    Company LLC
San Francisco, CA 94104

Age 52
 -----------------------------------------------------------------------------------------------------------------------------


---------------
1 Each Trustee and Officer serves for an indefinite term, until his resignation, death or removal.
*  An "interested person" as defined in the 1940 Act.

ADVISORY AGREEMENT RENEWALS. The Board, including all of the Independent Trustees, met on March 9, 2005, to consider the new Investment Advisory Agreements between the Adviser and McMorgan Equity Investment Fund and McMorgan Balanced Fund, and the existing Investment Advisory Agreements between the Adviser and McMorgan Fixed Income Fund, McMorgan Intermediate Fixed Income Fund, McMorgan High Yield Fund and McMorgan Principal Preservation Fund. At the meeting, the Board requested and received written materials and oral presentations from the Adviser and Morningstar Associates, LLC ("Morningstar"), an independent fund consultant. The Board had requested and received additional written materials and oral presentations in connection with its approval of Interim Advisory Agreements between the Adviser and McMorgan Equity Investment Fund and McMorgan Balanced Fund at its meeting held on February 15, 2005.

On the basis of the information provided to it and its evaluation of that information, the Board, including all of the Independent Trustees, determined to approve the new and existing Investment Advisory Agreements. The new Investment Advisory Agreements were subsequently approved by the shareholders of the McMorgan Equity Investment Fund and McMorgan Balanced Fund at a special shareholders' meeting held on May 24, 2005.

The results of the shareholders votes were as follows:

   Approval of Investment Advisory Agreement between McMorgan Balanced Fund and McMorgan & Company LLC:

                                                                                            VOTES       VOTES       VOTES      NON-
                                                                                             FOR       AGAINST    ABSTAINED   VOTES
                                                                                          ---------    -------    ---------   -----
   Balanced Fund.......................................................................   2,456,738     7,912      172,527     N/A

   Approval of Investment Advisory Agreement between McMorgan Balanced Fund and McMorgan & Company LLC:

                                                                                            VOTES       VOTES       VOTES      NON-
                                                                                             FOR       AGAINST    ABSTAINED   VOTES
                                                                                          ---------    -------    ---------   -----
   Equity Investment Fund..............................................................   4,442,038     4,318       1,375      N/A


In reaching its determinations, the Board considered the following factors, among others:

NATURE, EXTENT AND QUALITY OF SERVICES. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Board evaluated the Adviser's experience in serving as an investment adviser and noted that the Adviser currently provides investment advice to various clients, including other pooled investment vehicles. The Board noted the experience of key personnel at the Adviser in providing investment management and administrative services and the systems used by such persons, as well as the reputation and financial condition of the Adviser. The Board also noted the terms of the Investment Advisory Agreements and the responsibilities that the Adviser has as investment adviser to the Funds, oversight of general Fund compliance, and the implementation of Board directives as they relate to the Funds. The Board additionally noted the Adviser's oversight of the sub-adviser's compliance with the McMorgan Equity Investment, McMorgan Balanced (equity portion only) and McMorgan High Yield Funds' policies and objectives. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of the Adviser's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER. The Board examined performance information for the Funds provided by Morningstar. The Board reviewed the average annual total returns for the Funds for the last one, five and ten years ended December 31, 2004 and compared the returns to than those of the Funds' benchmarks for the same time periods. The Board noted the top quartile performance of the McMorgan Principal Preservation and McMorgan Fixed Income Funds over the five year period, the third quartile performance of the McMorgan Intermediate Fixed-Income Fund over the same period, and the second quartile performance of the McMorgan High Yield Fund over the one year period. The Board took into account the fact that the absolute underperformance of the McMorgan Intermediate Fixed-Income Fund was relatively small. The Board determined that the performance record of the McMorgan Equity Investment Fund and the equity performance record of the McMorgan Balanced Fund was substandard, and the Board concluded that the Funds were likely to benefit from transferring equity portfolio management responsibilities from the Adviser to New York Life Investment Management LLC (NYLIM), the Funds' new sub-adviser.

COMPARATIVE FEES AND EXPENSE RATIOS. The Board examined fee and expense information for the Funds, as compared to other funds in the Funds' peer group, provided by Morningstar. The Board determined that the management fee for each Fund was lower than the average management fee for other mutual funds similar in size, character and investment objective, including funds using an enhanced index strategy with respect to the Equity Investment Fund. The Board also evaluated the expense ratios for comparable funds and determined that each Fund's expense ratio was lower than the median ratio of such other funds, with the exception of that of the High Yield Fund, which was at the median. It was noted that the High Yield Fund was a relatively new fund with few assets. The Board concluded that each Fund's management fee was reasonable and compared fairly to that of comparable mutual funds.

COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER. The Board considered the costs to the Adviser of serving as the investment adviser to the Funds, including the costs associated with the transition and with the personnel, systems and equipment necessary to manage the Funds in accordance with the new Investment Advisory Agreements for the McMorgan Equity Investment Fund and McMorgan Balanced Fund. The Board noted that the Adviser is also responsible for paying NYLIM's sub-advisory fees. In addition, the Board noted that the Adviser is responsible for paying the salaries, expenses, and fees of all Trustees and officers of the Trust who are also directors and officers of the Adviser. The Board considered the anticipated revenues that the Adviser expected to receive for serving as the investment manager to the Funds, the fact that the Adviser was currently reimbursing certain expenses of the Balanced Fund, and the fact that the management fees paid by the Funds were lower than management fees paid by similar funds. In light of these considerations, the Board concluded that the profits to be realized by the Adviser were reasonable.

ECONOMIES OF SCALE. The Board considered the extent to which the management fees to be paid to the Adviser reflected economies of scale. In this connection, the Board noted that the management fees were below the median fees for other similar funds at the same asset levels. Based on its review, the Board concluded that each Fund's management fee structure was reasonable.

OTHER BENEFITS TO THE ADVISER AND AFFILIATES. In evaluating the benefits that are expected to accrue to the Adviser through its relationship as adviser to the Funds, the Board recognized that the Adviser and certain of its affiliates serve the Trust in various other capacities, including as investment manager, sub-adviser, administrator, accounting agent, transfer agent and distributor, and receive compensation from the Trust in connection with providing these services to the Trust. The Board also noted that the Funds provide an investment vehicle for clients of the Adviser.

SUB-ADVISORY AGREEMENT RENEWALS (McMorgan Equity Investment, Balanced and High Yield Funds only). The Board, including all of the Independent Trustees, met on March 9, 2005, to consider the new Sub-Advisory Agreements between the NYLIM (the sub-adviser) and the Advisor with respect to the McMorgan Equity Investment Fund and McMorgan Balanced Fund, and the existing Sub- Advisory Agreement between NYLIM and McMorgan High Yield Fund. At the meeting, the Board requested and received written materials and oral presentations from NYLIM and Morningstar. The Board had requested and received additional written materials and oral presentations in connection with its approval of the interim Sub-Advisory Agreements with respect to the McMorgan Equity Investment Fund and McMorgan Balanced Fund at its meeting held on February 15, 2005. On the basis of the information provided to it and its evaluation of that information, the Board, including all of the Independent Trustees, determined to approve the new and existing Sub-Advisory Agreements. The new Sub-Advisory Agreements were subsequently approved by the shareholders of the McMorgan Equity Investment Fund and McMorgan Balanced Fund at a special shareholders' meeting on May 24, 2005.

The results of the shareholders votes were as follows:

     Approval of Sub-Advisory Agreement between McMorgan Balanced Fund and New York Life Investment Management LLC:

                                                                                            VOTES       VOTES       VOTES      NON-
                                                                                             FOR       AGAINST    ABSTAINED   VOTES
                                                                                          ---------    -------    ---------   -----
   Balanced Fund.......................................................................   2,456,738     8,503      172,527     N/A


     Approval of Sub-Advisory Agreement between McMorgan Equity Investment Fund and New York Life Investment Mangement LLC:

                                                                                            VOTES       VOTES       VOTES      NON-
                                                                                             FOR       AGAINST    ABSTAINED   VOTES
                                                                                          ---------    -------    ---------   -----
   Equity Investment Fund..............................................................   4,445,439      917        1,375      N/A


In reaching its determinations, the Board considered the following factors, among others:

NATURE, EXTENT AND QUALITY OF SERVICES. The Board examined the nature, extent and quality of the services provided by NYLIM to the Funds. The Board evaluated NYLIM's experience in serving as the sub-adviser to the McMorgan High Yield Fund and noted that NYLIM currently provides investment advice to various clients, including other pooled investment vehicles. The Board noted the experience of key personnel at NYLIM in providing investment management services and the systems used by such persons, as well as the reputation and financial condition of NYLIM. The Board also noted the terms of the Sub-Advisory Agreements and the responsibilities that NYLIM has as sub-adviser to the Funds, including the responsibility of the day-to-day management of the investment portfolio of the McMorgan Equity Investment Fund, McMorgan High Yield Fund, and the equity portion of the investment portfolio of the McMorgan Balanced Fund, compliance with each Fund's policies and objectives, and the implementation of Board directives as they relate to the Funds. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF NYLIM. The Board examined performance information for similar equity accounts managed by NYLIM. The Board noted that the performance record of similar equity accounts managed by NYLIM compared reasonably to the Funds' benchmarks and generally has equaled or exceeded the Equity Investment Fund's and the equity portion of the Balanced Fund's performance since the inception of those accounts in 1997. Based on NYLIM's prior performance, the Board concluded that, although the past performance of NYLIM is no guarantee of future performance, the Funds were likely to benefit from NYLIM serving as sub-adviser to the Funds. The Board also reviewed the relatively short performance history of the McMorgan High Yield Fund.

COMPARATIVE FEES AND EXPENSE RATIOS; COSTS OF SERVICES AND PROFITS REALIZED BY NYLIM; ECONOMIES OF SCALE. Because NYLIM is an affiliate of the Adviser and the Adviser is paying NYLIM's sub-advisory fees, the Board did not consider these factors as they relate to NYLIM separately from its consideration of the same factors as they relate to the Adviser.

BENEFITS ACCRUED BY NYLIM AND ITS AFFILIATES. In evaluating the benefits that are expected to accrue to NYLIM through its relationship as sub-adviser to the Funds, the Board recognized that NYLIM and certain of its affiliates serve the Trust in various other capacities, including as investment manager, sub-adviser, administrator, accounting agent, transfer agent, and distributor, and receive compensation from the Trust in connection with providing services to the Trust. The Board noted, in particular, that NYLIM also serves as each Fund's administrator and accounting agent, and receives compensation in connection with serving in those roles. Subsequent to this meeting, certain administrative and accounting agent services were outsourced by NYLIM to a third party. The Board also noted that the Funds provide an investment vehicle for customers of NYLIM and its affiliates and that NYLIM is expected to benefit from "soft dollar" arrangements by which brokers will provide research and other services to NYLIM in exchange for commissions on trades of Fund portfolio securities.

On the basis of the information provided to it and its evaluation of that information, the Board, including a majority of the Independent Trustees, concluded that the new and existing Sub-Advisory Agreements are fair and in the best interests of each Fund's shareholders.

The foregoing discussion is not intended to be all-inclusive. With respect to each Investment Advisory Agreement and Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount information, including information received on an ongoing basis at meetings of the Board and its committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to , and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Investment Advisory Agreements and the Sub-Advisory Agreements. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

MCMORGAN FUNDS -- PROXY VOTING GUIDELINES (UNAUDITED)


McMorgan & Company LLC, the investment adviser of the Funds ("Funds"), votes all proxies of the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies is available (1) without charge, upon request, by calling 1-800-831-1994, (2) on the McMorgan Funds' website (www.McMorgan
Funds.com), and (3) on the SEC's website (www.sec.gov). Information regarding how McMorgan & Company LLC voted proxies during the most recent 6-month period ended June 30 is available (without charge), (1) on the McMorgan Funds' website (www.McMorganFunds.com), and (2) on the SEC's website (www.sec.gov).

MCMORGAN FUNDS -- SCHEDULE OF INVESTMENTS


The Funds file their complete schedule of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

=========================================

McMorgan
        Funds


-----------------------------------------
      STRAIGHT FORWARD INVESTING
-----------------------------------------
               ESTD 1994

==========================================

BOARD OF TRUSTEES
Robert C. Daney
Alan C. Lindquist
Walter B. Rose
Kenneth I. Rosenblum
Mark R. Taylor


OFFICERS
Mark R. Taylor, President and Principal Executive Officer
Jeffrey J. Gaboury, Treasurer and Principal Financial Officer
Vincent J. Bencivenga, Chief Compliance Officer
Robert R. Hirsch, Chief Legal Officer
Teresa Matzelle, Vice President and Secretary


INVESTMENT ADVISOR
McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, CA 94104


CUSTODIAN
Investors Bank & Trust Company
200 Claredon Street
P.O. Box 9130 Boston, MA 02117


UNDERWRITER
NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, NJ 07054


LEGAL COUNSEL
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004


SHAREHOLDER SERVICES
NYLIM Service Company LLC
169 Lackawanna Avenue
Parsippany, NJ 07054


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103


For Additional Information about McMorgan Funds call:
(800) 831-1994  (7AM to 5PM PST)

This report is submitted for general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.

Item 2.   Code of Ethics.

         Registrant has adopted a code of ethics (the "Code") that applies to Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO and PFO during the period covered by this report.

Item 3.   Audit Committee Financial Expert.

         The Board of Trustees has determined that the registrant has at least one "audit committee" financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Robert
C. Daney. Mr. Daney is "independent" within the meaning of that term used in Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $79,000 for 2003 and $87,000 for 2004.

(b) Audit-Related Fees. No fees were billed by the principal accountant during the last two fiscal years for audit-related services.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $5,000 for 2003 and $12,000 for 2004.

(d) All Other Fees. No fees were billed during the last two fiscal years for products and services provided by the principal accountant, other than services reported in paragraphs (a) and (c) of this item.

(e) (1) All audit and non-audit services to be performed for the registrant by its independent auditor must be pre-approved by the Audit Committee.

(2)           N/A

(f)           N/A

(g)           None

(h)           N/A

Item 5.

         Not applicable.

Item 6.   Schedule of Investments

         Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.



Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.



Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

         The Nominating and Governance Committee selects and nominates candidates for membership on the Board as independent trustees. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal year that have materially affected or are reasonably likely to materially affect the registrant's internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940 are furnished as exhibits to this filing.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as exhibits to this filing.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMORGAN FUNDS.

By:      /s/ Mark R. Taylor
         ----------------------
         MARK R. TAYLOR
             PRESIDENT

Date: August 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Mark R. Taylor
         ----------------------
         MARK R. TAYLOR
             PRESIDENT

Date: August 26, 2005

By:      /s/ Jeffrey J. Gaboury
         -----------------------------
         JEFFREY J. GABOURY
         TREASURER
         PRINCIPAL FINANCIAL OFFICER

Date: August 26, 2005

                                  EXHIBIT INDEX

(a)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.